EXECUTION COPY


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                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                    Company,

                           GMAC MORTGAGE CORPORATION,
                                    Servicer

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,
                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 27, 2003

                        GMACM Mortgage Loan Trust 2003-J1
                    Residential Asset Mortgage Products, Inc.
            GMACM Mortgage Pass-Through Certificates, Series 2003-J1


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


                                TABLE OF CONTENTS

                                                                                          PAGE
ARTICLE I         DEFINITIONS...............................................................5

        Section 1.01.     Definitions.......................................................5

        Section 1.02.     Use of Words and Phrases.........................................41

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........41

        Section 2.01.     Conveyance of Mortgage Loans.....................................41

        Section 2.02.     Acceptance by Trustee............................................45

        Section 2.03.     Representations, Warranties and Covenants of the Servicer........46

        Section 2.04.     Representations and Warranties of the Sellers and GMACM..........47

        Section 2.05.     Execution and Authentication of Certificates.....................48

        Section 2.06.     Purposes and Powers of the Trust Fund............................49

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................49

        Section 3.01.     Servicer to Act as Servicer......................................49

        Section 3.02.     Subservicing Agreements Between Servicer and Subservicers;
                          Enforcement of Subservicers' and Sellers' Obligations............51

        Section 3.03.     Successor Subservicers...........................................51

        Section 3.04.     Liability of the Servicer........................................51

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................51

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................52

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................52

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................54

        Section 3.09.     Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................55

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................56

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder.......................................................57

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................58

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments.....................60

        Section 3.14.     Realization Upon Defaulted Mortgage Loans........................61

                                        i


        Section 3.15.     Trustee to Cooperate; Release of Mortgage Notes..................64

        Section 3.16.     Servicing and Other Compensation; Compensating Interest..........66

        Section 3.17.     Periodic Filings with the Securities and Exchange
                          Commission; Additional Information...............................66

        Section 3.18.     Annual Statement as to Compliance................................67

        Section 3.19.     Annual Independent Public Accountants' Servicing Report..........68

        Section 3.20.     Rights of the Company in Respect of the Servicer.................68

        Section 3.21.     Administration of Buydown Funds..................................68

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................69

        Section 4.01.     Payment Account..................................................69

        Section 4.02.     Distributions....................................................69

        Section 4.03.     Statements to Certificateholders.................................78

        Section 4.04.     Distribution of Reports to the Trustee and the Company;
                          Advances by the Servicer.........................................79

        Section 4.05.     Allocation of Realized Losses....................................80

        Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property....82

        Section 4.07.     Optional Purchase of Defaulted Mortgage Loans....................82

ARTICLE V         THE CERTIFICATES.........................................................82

        Section 5.01.     The Certificates.................................................82

        Section 5.02.     Registration of Transfer and Exchange of Certificates............84

        Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates................89

        Section 5.04.     Persons Deemed Owners............................................90

        Section 5.05.     Appointment of Paying Agent......................................90

        Section 5.06.     Optional Purchase of Certificates................................90

ARTICLE VI        THE COMPANY AND THE SERVICER.............................................92

        Section 6.01.     Respective Liabilities of the Company and the Servicer...........92

        Section 6.02.     Merger or Consolidation of the Company or the Servicer;
                          Assignment of Rights and Delegation of Duties by Servicer........92

        Section 6.03.     Limitation on Liability of the Company, the Servicer and
                          Others...........................................................93

        Section 6.04.     Company and Servicer Not to Resign...............................94

ARTICLE VII       DEFAULT..................................................................94

                                        ii


        Section 7.01.     Events of Default................................................94

        Section 7.02.     Trustee to Act; Appointment of Successor.........................96

        Section 7.03.     Notification to Certificateholders...............................97

        Section 7.04.     Waiver of Events of Default......................................98

ARTICLE VIII      CONCERNING THE TRUSTEE...................................................98

        Section 8.01.     Duties of Trustee................................................98

        Section 8.02.     Certain Matters Affecting the Trustee...........................100

        Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans...........101

        Section 8.04.     Trustee May Own Certificates....................................102

        Section 8.05.     Servicer to Pay Trustee's Fees and Expenses; Indemnification....102

        Section 8.06.     Eligibility Requirements for Trustee............................102

        Section 8.07.     Resignation and Removal of the Trustee..........................103

        Section 8.08.     Successor Trustee...............................................104

        Section 8.09.     Merger or Consolidation of Trustee..............................104

        Section 8.10.     Appointment of Co-Trustee or Separate Trustee...................104

        Section 8.11.     Appointment of Custodians.......................................105

        Section 8.12.     Appointment of Office or Agency.................................106

ARTICLE IX        TERMINATION.............................................................106

        Section 9.01.     Termination Upon Purchase by the Servicer or Liquidation of
                          All Mortgage Loans..............................................106

        Section 9.02.     Additional Termination Requirements.............................108

ARTICLE X         REMIC PROVISIONS........................................................109

        Section 10.01.    REMIC Administration............................................109

        Section 10.02.    Servicer, REMIC Administrator and Trustee Indemnification.......113

        Section 10.03.    Designation of REMIC(s).........................................113

        Section 10.04.    Distributions on Uncertificated REMIC I Regular Interests
                          and REMIC II Regular Interests..................................114

        Section 10.05.    Compliance with Withholding Requirements........................114

ARTICLE XI        MISCELLANEOUS PROVISIONS................................................115

        Section 11.01.    Amendment.......................................................115

        Section 11.02.    Recordation of Agreement; Counterparts..........................117

        Section 11.03.    Limitation on Rights of Certificateholders......................117

                                        iii


        Section 11.04.    Governing Law...................................................118

        Section 11.05.    Notices.........................................................118

        Section 11.06.    Required Notices to Rating Agency and Subservicer...............119

        Section 11.07.    Severability of Provisions......................................119

        Section 11.08.    Supplemental Provisions for Resecuritization....................119

        Section 11.09.    Allocation of Voting Rights.....................................120

        Section 11.10.    Non Petition....................................................120



                                        iv



                                    EXHIBITS
Exhibit A-1:     Form of Class A Certificate
Exhibit A-2:     Form of Class IO Certificate
Exhibit A-3:     Form of Class PO Certificate
Exhibit B:       Form of Class M Certificate
Exhibit C:       Form of Class B Certificate
Exhibit D:       Form of Class R Certificate
Exhibit E:       Mortgage Loan Schedule
Exhibit F:       Form of Request for Release
Exhibit G-1:     Form of Transfer Affidavit and Agreement
Exhibit G-2:     Form of Transferor Certificate
Exhibit H:       Form of Investor Representation Letter
Exhibit I:       Form of Transferor Representation Letter
Exhibit J:       Form of Rule 144A Investment Representation Letter
Exhibit K:       Form of Lender Certification for Assignment of Mortgage Loan
Exhibit L:       Schedule of Discount Fractions
Exhibit M:       Information to be Included in Monthly Distribution Date Statement
Exhibit N:       Form of Custodian Certification
Exhibit O        Aggregate Planned Principal Balance Table
Exhibit P-1      Form of Form 10-K Certification
Exhibit P-2      Form of Back-Up Certification to Form 10-K Certificate

        This is the Pooling and Servicing Agreement, dated as of February 27, 2003 (the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the company (together with its permitted successors and assigns, the "Company"), GMAC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets relating to the Mortgage Loans, as described in the definition of REMIC I below, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.

    REMIC I      REMIC I         Initial             Latest          Related
   Regular       Remittance  Uncertificated          Possible        Class of
   Interests         Rate         Balance         Maturity Date 1  Certificates

    Class A-1        5.25%    $50,000,000.00      March 25, 2018     Class A-1
    Class A-2        5.25%    $44,415,253.00      March 25, 2018     Class A-2
    Class A-3        5.25%    $74,937,179.00      March 25, 2018     Class A-3
    Class A-4        5.25%    $88,790,385.00      March 25, 2018     Class A-4
                                                                     Class A-102
    Class A-5        5.25%     $13,029,000.00     March 25, 2018     Class A-5
    Class A-6        5.25%    $150,000,000.00     March 25, 2018     Class A-6
                                                                     Class A-9
    Class A-7        5.25%     $20,061,000.00     March 25, 2018     Class A-7
                                                                     Class A-103
    Class A-8        5.25%     $2,920,615..00     March 25, 2018     Class A-8
                                                                     Class A-104
    Class M-1        5.25%    $2,700,897.00       March 25, 2018     Class M-1
    Class M-2        5.25%     $900,299.00        March 25, 2018     Class M-2
    Class M-3        5.25%     $675,224.00        March 25, 2018     Class M-3
    Class B-1        5.25%     $450,149.00        March 25, 2018     Class B-1
    Class B-2        5.25%     $450,149.00        March 25, 2018     Class B-2
    Class B-3        5.25%     $450,151.00        March 25, 2018     Class B-3
    Class R-II       5.25%        50.00           March 25, 2018     Class R-II
 Regular Interest
     Class IO          5          $0.00           March 25, 2018     Class IO
     Class PO        0.00%     $369,111.00        March 25, 2018     Class PO



_______________________
1 Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

2 The Class A-10 Regular Interest shall be considered to have three components, each with a notional amount equal to the principal balnce of one of the Class A-4, Class A-7 and Class A-8 REMIC I Regular Interests and an interest rate of 1.00% per annum.

3    See note 2.

4    See note 2.

5 With respect to any Distribution Date, the weighted average of the Pool Strip Rates with respect to the Non-Di respective Stated Principal Balances immediately prior to such Distribution Date applied to a Notional Balance equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans immediately prior to such Distribution Date.

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC II Remittance Rate") and Initial Certificate Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.


                         AGGREGATE
               PASS-      INITIAL
              THROUGH    CERTIFICATE                                               FITCH/         MINIMUM
DESIGNATION     RATE       BALANCE             FEATURES1           MATURITY DATE      S&P     DENOMINATIONS2

Class A-1      5.25%    $50,000,000.00   Senior/Companion/Fixed    March 25, 2018    AAA/AAA       $25,000.00
                                                  Rate
Class A-2      5.25%    $44,415,253.00  Senior/Lockout/Fixed Rate  March 25, 2018    AAA/AAA       $25,000.00
Class A-3      5.25%    $74,937,179.00      Senior/Fixed Rate      March 25, 2018    AAA/AAA       $25,000.00
Class A-4      4.25%    $88,790,385.00    Senior/PAC/Fixed Rate    March 25, 2018    AAA/AAA       $25,000.00
Class A-5      5.25%    $13,029,000.00    Senior/PAC/Fixed Rate    March 25, 2018    AAA/AAA       $25,000.00
Class A-6      5.00%    $150,000,000.00     Senior/Fixed Rate      March 25, 2018    AAA/AAA       $25,000.00
Class A-7      4.25%    $20,061,000.00    Senior/PAC/Fixed Rate    March 25, 2018    AAA/AAA       $25,000.00
Class A-8      4.25%     $2,920,615.00    Senior/PAC/Fixed Rate    March 25, 2018    AAA/AAA       $25,000.00
Class A-9      5.00%             $0.003      Senior/Interest       March 25, 2018    AAA/AAA   $1,000,0004
                                             Only/Fixed Rate
Class A-10     5.00%             $0.005      Senior/Interest       March 25, 2018    AAA/AAA   $1,000,0006
                                           Only/PAC/Fixed Rate
Class PO       0.00%       $369,111.00    Senior/Principal Only    March 25, 2018    AAA/AAA       $25,000.00
Class IO      Variable           $0.008      Senior/Interest       March 25, 2018    AAA/AAA       $25,000.009
              Rate7                        Only/Variable Rate


_________________

1    The  Certificates  (other than the Class PO,  Class IO, Class B and Class R
     Certificates)  shall be  Book-Entry  Certificates.  The Class PO, Class IO,
     Class B and Class R Certificates shall be delivered to the holders thereof in physical form.


2    The  Certificates  (other  than the  Class IO,  Class  R-I and  Class  R-II
     Certificates)  shall  be  issuable  in  minimum  dollar   denominations  as
     indicated above (by Certificate  Principal  Balance or Notional Amount) and
     integral  multiples  of $1 (or $1,000 in the case of the Class  A-9,  Class
     A-10, Class PO, Class B-1, Class B-2 and Class B-3  Certificates) in excess thereof,  except that one Certificate of any of the Class PO and Class B-1,
     Class B-2 and Class B-3  Certificates  that  contain an uneven  multiple of
     $1,000  shall be issued in a  denomination  equal to the sum of the related minimum  denomination  set forth  above and such uneven  multiple  for such
     Class or the sum of such  denomination  and,  if  applicable,  an  integral multiple of $1,000.

3 The initial Notional Amount for the Class A-9 Certificates shall be equal to $7,500,000.

4 The Class A-9 Certificates shall be issuable in minimum denominations of not less than $1,000,000 Notional Amount.

5 The initial Notional Amount for the Class A-10 Certificates shall be equal to $22,354,400.

6 The Class A-10 Certificates shall be issuable in minimum denominations of not less than $1,000,000 Notional Amount.

7 With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average of the Pool Strip Rate of each Non-Discount
     Mortgage  Loan  weighted on the basis of the  respective  Stated  Principal
     Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The initial Pass-Through Rate for the Class IO Certificates shall be equal to 0.36574%.

8 The initial Notional Amount for the Class IO Certificates shall be equal to $437,283,626.


9 The Class IO Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.



                                       4

                         AGGREGATE
               PASS-      INITIAL
              THROUGH    CERTIFICATE                                               FITCH/         MINIMUM
DESIGNATION     RATE       BALANCE             FEATURES1           MATURITY DATE      S&P     DENOMINATIONS2

Class R-I      5.25%            $50.00    Senior/Residual/Fixed    March 25, 2018    AAA/AAA            10
                                                  Rate
Class R-II     5.25%            $50.00    Senior/Residual/Fixed    March 25, 2018    AAA/AAA
                                                  Rate
Class M-1      5.25%     $2,700,897.00    Mezzanine/Fixed Rate     March 25, 2018     AA/NA        $25,000.00
Class M-2      5.25%       $900,299.00    Mezzanine/Fixed Rate     March 25, 2018      A/NA       $250,000.00
Class M-3      5.25%       $675,244.00    Mezzanine/Fixed Rate     March 25, 2018     BBB/NA      $250,000.00
Class B-1      5.25%       $450,149.00   Subordinate/Fixed Rate    March 25, 2018     BB/NA       $250,000.00
Class B-2      5.25%       $450,149.00   Subordinate/Fixed Rate    March 25, 2018      B/NA       $250,000.00
Class B-3      5.25%       $450,151.00   Subordinate/Fixed Rate    March 25, 2018     NA/NA       $250,000.00

________________________
        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $450,149,512.

        In consideration of the mutual agreements herein contained, the Company, the Servicer and the Trustee agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date,
(a) as to any Class of Certificates (other than any Class PO Certificates or Interest Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date and (b) in the case of the Interest Only Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of:

(i) _____ Prepayment Interest Shortfalls on all Mortgage Loans prepaid during the prior calendar month and, in the case of a Principal Prepayment in Full, during the related Prepayment Period (to the extent not offset by the Servicer with a payment of Compensating Interest),


____________________

10 The Class R-I and Class R-II Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I and one Class R-II will be issuable to GMACM as "tax matters person" pursuant to Section 10.01(c) and (e) in minimum denominations representing a Percentage Interest of not less than 0.01% of each of Class R-I and Class R-II.

(ii) ____ the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

(iii) the interest portion of Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

(iv) ____ any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Advance: As to any Mortgage Loan, any advance made by the Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Aggregate Planned Principal Balance: With respect to each Distribution Date, the aggregate planned principal balance set forth for that Distribution Date for the Class A-4, Class A-5, Class A-7 and Class A-8 Certificates in Exhibit O annexed hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to
Section 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full received or made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be, provided that if permitted by the applicable underwriting standards of GMACM, the Appraised Value shall be the value of the Mortgaged Property as stated by the Mortgagor.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Payment Account Deposit Date, (iii) any amount deposited in the Payment Account on the related Payment Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Payment Account pursuant to Section 4.07, and (v) any amount that the Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution and
(y) amounts permitted to be withdrawn by the Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) ____ the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) ____ the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and
                      (ii) $100,000; and

                      (B) ____ the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over

               (2) ____ the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or the Commonwealth of Pennsylvania (and such other state or states in which the Custodial Account or the Payment Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Account:  As defined in Section 3.21(a).

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Payment Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Buydown Period:  As defined in Section 3.21(b).

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A, Class IO, Class PO, Class M, Class B or Class R Certificate.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

(i) _____ the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus

(ii) ____ the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, however, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     Class: Collectively, all of the Certificates bearing the same designation.

        Class A Certificate: Any one of the Class A-1, Class A--2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C.

        Class IO Certificate: Any one of the Certificates designated as a Class IO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B.

        Class PO Certificate: Any one of the Certificates designated as a Class PO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3.

        Class PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

     Class PO Principal Distribution Amount: As defined in Section 4.02(b)(i).

     Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  February 27, 2003.

        Code:  The Internal Revenue Code of 1986, as amended.

        Compensating Interest: With respect to any Distribution Date, an amount (but not in excess of the Servicing Fee for such Distribution Date) equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the period from the 16th day through the last day of the prior calendar month and resulting from Curtailments during the prior calendar month.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Suite IL1-0481, Chicago, Illinois 60670-0481, Attention: Corporate Trust, GMACM Mortgage Pass-Through Certificates, Series 2003-J1.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07, into which the amounts set forth in Section
3.07 shall be deposited directly.

        Custodial Agreement: An agreement that may be entered into among the Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date:  February 1, 2003.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: With respect to any Distribution Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as on Exhibit L attached hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  5.25% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a federal or state chartered depository institution the accounts of which are insured by the FDIC (to the limits established by the FDIC) and the short-term debt ratings and the long-term deposit ratings of which are rated in one of the two highest rating categories by the Rating Agencies, or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), or (iii) in the case of the Payment Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior Principal Distribution Amount (determined without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 Class B-2 Certificates, and (v) payment to the Trustee for any servicing transfer expenses reimbursable to the Trustees pursuant to Section 7.02(a).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E) hereof.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) ____ losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) ____ nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) ____ hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                      1. _____ by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                      2. _____ by military, naval or air forces; or

                      3. _____ by an agent of any such government, power, authority or forces;

               (d) ____ any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

               (e) ____ insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, or Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, or Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        GMAC:  General Motors Acceptance Corporation, a Delaware corporation.

        GMACM: GMAC Mortgage Corporation, a Pennsylvania corporation, in its capacity as a seller of a portion of the Mortgage Loans to the Company and as servicer prior to the date hereof of the mortgage loans transferred by Witmer Funding LLC to the Company pursuant to the Purchase Agreement, and any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Servicer, Witmer Funding LLC and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Servicer, Witmer Funding LLC or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Servicer, Witmer Funding LLC or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Preliminary Statement hereto.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

                        Class M-1: 0.60% Class B-1: 0.10%
                        Class M-2: 0.20% Class B-2: 0.10%
                        Class M-3: 0.15% Class B-3: 0.10%

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificates: Any one of the Certificates designated as a Class A-9, Class A-10 Certificate or a Class IO Certificate. The Interest Only Certificates will have no Certificate Principal Balance.

        Issuer Exemption:  As defined in Section 5.02(e)(ii).

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lockout Certificate Share: With respect to any Distribution Date, the aggregate Certificate Principal Balance of the Class A-2 Certificates, divided by the aggregate Certificate Principal Balance of all classes of Certificates, other than the Class PO Certificates, the Interest Only Certificates and the Class R Certificates.

     Lockout Certificates: Any one of the Certificates designated as a Class A-2 Certificate.

        Lockout Prepayment Percentage: With respect to any Distribution Date occurring prior to the Distribution Date in March 2008, 0%. With respect to any Distribution Date thereafter, the percentage indicated below:

Distribution Date                               Lockout Distribution Percentage
March 2008 through February 2009                                 30%
March 2009 through February 2010                                 40%
March 2010 through February 2011                                 60%
March 2011 through February 2012                                 80%
March 2012 and thereafter                                       100%

        Lockout Scheduled Percentage: For any Distribution Date occurring prior to the Distribution Date in March 2008, 0%, and beginning on the Distribution Date in March 2008 and thereafter, 100%.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: With respect to each Class of Certificates, March 25,
2018.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: (I) with respect to each Mortgage Loan (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to GMACM. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]";

(ii) ____ The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii)The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(iv) ____ Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(v) Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from GMACM to "Bank One, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of February 27, 2003, for GMACM Mortgage Pass-Through
     Certificates, Series 2003-J1" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by "_________ formerly known as [previous name]";

(vi) ____ Originals of all intervening assignments of mortgage, which together with the Mortgage shows a complete chain of title from the originator to GMACM (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon, or a copy of the assignment certified by the applicable recording office in which such assignment has been recorded;

(vii)The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, or (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally; or other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

(viii)         A certified true copy of any power of attorney, if applicable;
               and

(ix) ____ Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any.

and (II) with respect to each Cooperative Loan:

(i) _____ The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to GMACM;

(ii) ____ A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) ____ The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)            _____ The Security Agreement;

(vi) ____ Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) ____ The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) _____ A duly completed UCC financing statement showing GMACM as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

It is understood that the Mortgage File (other than the Mortgage Note) may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy; provided, that with respect to any Mortgage Loan not registered on the MERS(R) System, the original Assignments required by (I)(v) above shall be retained in the Mortgage File.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit E (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(a) _____ loan number;

(b) _____ state code;

(c) _____ zip code;

(d) _____ the Loan-to-Value Ratio;

(e) _____ the original principal balance and date of the Mortgage Note;

(f) _____ the first Due Date;

(g) _____ the type of Mortgaged Property;

(h) _____ the scheduled monthly payment in effect as of the Cut-off Date;

(i) _____ the principal balance as of the Cut-off Date;

(j) _____ the Mortgage Rate as of the Cut-off Date;

(k) _____ the occupancy status;

(l) _____ the purpose of the Mortgage Loan;

(m) _____ the paid-through date of the Mortgage Loan; (n) the documentation type; and

(o) _____ the code "Y" under the column "BUYDOWN", indicating that the Mortgage Loan _____ is a Buydown Mortgage Loan, if applicable.

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, the related Mortgage Rate minus the Servicing Fee Rate.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Servicer pursuant to
Section 4.02(a) hereof. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Company and the Trustee promptly following such determination.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any date of determination and the Class A-9 Certificates, an amount equal to 5.00% of the Certificate Principal Balance of the Class A-6 Certificates immediately prior to such date. With respect to any date of determination and the Class A-10 Certificates, an amount equal to 20.00% of the sum of the Certificate Principal Balances of the Class A-4, Class A-7 and Class A-8 Certificates immediately prior to such date. With respect to any date of determination and the Class IO Certificates, an amount equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans immediately prior to such date.

        Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and, if necessary, by the Treasurer, the Secretary, or one of the Assistant Treasurer or Assistant Secretaries of the Company or the Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Servicer, who may be counsel for the Company or the Servicer, provided that any opinion of counsel (i) referred to in the definition of

"Disqualified Organization" or (ii) relating to the qualification of either of the REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Non-Discount Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class IO Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.36574% per annum. The Class PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Payment Account: The separate and segregated account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2003-J1" and which must be an Eligible Account.

        Payment Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Percentage Interest: With respect to any Certificate (other than a Class IO Certificate or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance or initial Notional Amount thereof divided by the aggregate Initial Certificate Principal Balance or initial Notional Amount of all the Certificates of the same Class. With respect to a Class IO Certificate or a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

               (i) ____ obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) ____ any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Fitch and AAA in the case of Standard & Poor's, and references herein to the highest short-term rating category available shall mean F-1 in the case of Fitch and A-1+ in the case of Standard & Poor's.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00% per annum).

        Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) ____ For any Distribution Date prior to the Distribution Date in March 2008 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) ____ in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) ____ in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor during such

Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the preceding calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing of the 16th day of the month prior to that Distribution Date and ending on the 15th day of the month in which the Distribution Date occurs.

        Primary Insurance Policy: The policy, if any, of primary mortgage guaranty insurance related to a Mortgage Loan.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Closing Date, among GMACM, as a seller, Witmer Funding LLC, as a seller, and the Company, as purchaser, and all amendments thereof and supplements thereto.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by either Seller or GMACM for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Trustee, with a copy to the Custodian,

(i) _____ have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by such Seller or GMACM in the Custodial Account in the month of substitution);

(ii) ____ have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

(iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

(iv) ____ have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

(v) _____ comply with each representation and warranty made by GMACM and the related Seller set forth in Section 7.02 of the Purchase Agreement; and

(vi) ____ have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan,

        (i) ____ the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class IO Certificates; and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Fitch and Standard & Poor's with respect to the Senior Certificates and Fitch with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

(a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

(b) ____ which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

(c) ____ which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

(d) ____ which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Related Class of Certificates: For each REMIC I Regular Interest, the related class or classes of certificates set forth in the Preliminary Statement hereto.

        Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time.

        Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectible from the Mortgagor pursuant to the Relief Act.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. As used herein, the term "the REMIC" or "the REMICs" shall mean one or more of the REMICs created under this Agreement.

        REMIC Administrator: The Trustee; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer or Trustee acting as Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets, with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

        (a) ____ the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (b) ____ all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Payment Account and identified as belonging to the Trust Fund,

        (c) ____ property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (d) ____ the hazard insurance policies and Primary Insurance Policies, if any, and

        (e)    ____ all proceeds of clauses (a) through (d) above.

        REMIC I Interest: The REMIC I Regular Interests and the Class R-I Certificates.

        REMIC I Regular Interest: Any of the seventeen separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the preliminary statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

        REMIC II: The segregated pool of assets consisting of all of the REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.

        REMIC II Certificate: Any Certificate, other than a Class R-I
Certificate.

     REMIC II Regular Certificate: Any REMIC II Certificate, other than a Class R-II Certificate.

        REMIC II Regular Interest: Any of the eighteen certificated beneficial ownership interests in REMIC II issued hereunder, and, hereby, designated as a "regular interest" in REMIC II, as follows: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class PO, Class IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        Remittance Report: A report that includes the information set forth in Exhibit M hereto.

        REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Office of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit L.

        Scheduled Final Distribution Date:  March 25, 2018.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Sellers: GMACM and Witmer Funding LLC.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter, as follows:

               (i) ____ for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

               (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

               (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

               (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

               (v) ____ for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) ____ that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date only if:

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been forclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than or equal to 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been forclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans as of such distribution date, is less than or equal to 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date do not exceed 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been forclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans as of such distribution date, is less than or equal to 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date do not exceed 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class PO Certificates) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class A, Class IO, Class PO or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and Exhibit D respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.
        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X); or, on or after the Credit Support Depletion Date, the amount required to be distributed to the Class PO Certificateholders pursuant to Section 4.02(c); and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xviii).

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Servicer or any Affiliate of the Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Servicer in respect of servicing compensation that accrues at the Servicing Fee Rate.

        Servicing Fee Rate:  0.25% per annum.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $4,501,496 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 22.60% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date to the extent not payable to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates with a Lower Priority minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

     Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer, if any.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of either of the REMICs due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

(i) _____ the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) ____ all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Payment Account and identified as belonging to the Trust Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) ____ the hazard insurance policies and Primary Insurance Policies, if any, and

(v)            _____ all proceeds of clauses (i) through (iv) above.

        A REMIC election with respect to the Trust Fund is made pursuant to this Agreement.

        Uncertificated Balance: The amount of any REMIC I Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its Initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced, first, by the portion of Realized Losses allocated in reduction of the principal balances of the Related Classes of Certificates on such Distribution Date and, second, by all distributions of principal deemed made on such REMIC I Regular Interest, as applicable, on such Distribution Date pursuant to Section 10.04. The Uncertificated Balance of each REMIC I Regular Interest shall never be less than zero.

        Uncertificated Interest: With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance (or Notional Balance) thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest, shall be reduced by any interest shortfalls allocated to the Related Classes of Certificates on such Distribution Date. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest shall be reduced by interest portion of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) allocated to the Related Classes of Certificates on such Distribution Date.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: (i) A citizen or resident of the United States,
(ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a United States Person.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, as designated in Section 11.09.

        Witmer Funding LLC: Witmer Funding LLC, a Delaware limited liability company, in its capacity as a seller of a portion of the Mortgage Loans to the Company, and any successor thereto.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) _____ The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

(b) _____ In connection with such assignment, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the original Mortgage Note, with respect to each Mortgage Loan so assigned, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to GMACM. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]."

In lieu of delivering the Mortgage Note relating to any Mortgage Loan, the Depositor may deliver or cause to be delivered a lost note affidavit from the related Seller or GMACM stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver or cause to be delivered to the Custodian, if any, or the Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

(c) _____ All other documents contained in the Mortgage File and any original documents relating to the Mortgage Loans not contained in the Mortgage File or delivered to the Custodian, if any, or the Trustee are and shall be held by the Servicer in trust as agent for the Trustee on behalf of the Certificateholders.

        In the event that in connection with any Mortgage Loan: (a) the original recorded Mortgage (or evidence of submission to the recording office), (b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) evidence of title insurance (together with all riders thereto, if any) satisfying the requirements of clause (I)(ii), (iv), (vi) or
(vii) of the definition of Mortgage File, respectively, have not been delivered to the Servicer concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office, or, in the case of each such interim assignment or modification agreement, because the related Mortgage has not been returned by the appropriate recording office, in the case of clause (I)(ii), (iv) or (vi) of the definition of Mortgage File, or because the evidence of title insurance has not been delivered to the related Seller by the title insurer in the case of clause (I)(vii) of the definition of Mortgage File, the Servicer shall use its reasonable best efforts to obtain, (A) in the case of clause (I)(ii), (iv) or
(vi) of the definition of Mortgage File, such original Mortgage, such interim assignment, or such modification agreement, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, or (B) in the case of clause (I)(vii) of the definition of Mortgage File, evidence of title insurance.

(d) _____ If any of the documents held by the Servicer pursuant to clause (c) above are missing or defective in any other respect and such missing document or defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Servicer shall request that GMACM either (i) cure such defect in all material respects, (ii) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (iii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which GMACM was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. If GMACM fails to comply with such request by the Servicer, the Servicer shall notify the Trustee of such missing document or material defect and the Trustee shall cause GMACM to comply with clause (i),
(ii) or (iii) of the preceding sentence. It is understood and agreed that the obligation of GMACM to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists, shall constitute the sole remedy respecting such material defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Trustee in the Payment Account, or upon receipt by the Servicer in the Custodial Account. Upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall (i) release or cause to be released to GMACM the related Mortgage Note, (ii) cause the Servicer to release to GMACM any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as GMACM shall require as necessary to vest in GMACM ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage Note.

(e) _____ The Servicer shall keep in its possession (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be held by the Servicer.

        Except as may otherwise expressly be provided herein, none of the Sellers, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

        The Servicer shall cause to be filed the UCC assignment and UCC financing statement referred to in clause (II)(vii) and (x), respectively, of the definition of Mortgage File. If any UCC assignment or amendment or UCC financing statement, as applicable, is lost or returned unfiled to the Servicer because of any defect therein, the Servicer shall prepare a substitute UCC assignment or amendment or UCC financing statement, as applicable, or cure such defect, and cause such UCC assignment or amendment or UCC financing statement, as applicable, to be filed in accordance with this paragraph. In connection with its servicing of Cooperative Loans, the Servicer will use its reasonable best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Servicer further agrees that it will cause, at the Servicer's own expense, as soon as practicable after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Servicer agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement, and there is filed any financing statement or amendment thereof necessary to comply with the New York Uniform Commercial Code or the Uniform Commercial Code of any applicable jurisdiction.

(f) _____ It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a grant of a security interest in the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans are held to be property of the Company or of the related Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement be and hereby is a security agreement within the meaning of Article 9 of the Uniform Commercial Code of any applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right, title and interest, whether now owned or hereafter acquired, in and to the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Payment Account or the Custodial Account, whether in the form of cash, instruments, securities or other property, (D) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing, and (E) all proceeds of the foregoing, and (2) an assignment by the Company to the Trustee of any security interest in any and all of each Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C), (D) and (E) granted by such Seller to the Company pursuant to the Purchase Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of any of the foregoing property shall be deemed to be possession by the secured party, or possession by a purchaser or a person holding for the benefit of such secured party, for purposes of perfecting the security interest pursuant to the Pennsylvania Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-313 and 9-314 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee (as applicable) for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, GMACM and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in the Mortgage Loans, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of either Seller, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of either Seller or the Company and (3) any transfer of any interest of either Seller or the Company in any Mortgage Loan. The Company shall file or cause to be filed the original filing necessary under the Uniform Commercial Code to perfect the Trustee's security interest in the Mortgage Loans.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges that the Custodian, acting on behalf of the Trustee, has received (subject to any exceptions noted in the custodian certification described below), the Mortgage Notes and the Trustee declares that it holds or will hold the assets included in the definition of "Trust Fund," in trust for the exclusive use and benefit of all present and future
Certificateholders.

        The Trustee agrees, for the benefit of the Certificateholders, to cause the Custodian to review each Mortgage Note and to execute and deliver, or cause to be executed and delivered, to GMACM, the Trustee and the Servicer a custodian certification substantially in the form annexed hereto as Exhibit N on or prior to the Closing Date. Pursuant to the Custodial Agreement, in conducting such review, the Custodian is required to ascertain whether the Mortgage Notes have been executed and received, and whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans. Neither the Custodian nor the Trustee shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or are in recordable form or that they are other than what they purport to be on their face.

        If, in the process of reviewing the Mortgage Notes and preparing the certifications referred to above, the Custodian finds any Mortgage Note to be missing or contains any defect which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Custodian is required pursuant to the Custodial Agreement, to notify the Trustee, the Company and the Sellers, and the Trustee shall request that GMACM cure any such defect in all material respects within 90 days from the date on which GMACM was notified of such defect, and if GMACM does not cure such defect in all material respects during such period, the Trustee shall request on behalf of the Certificateholders that GMACM either (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which GMACM was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of GMACM to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in, or omission of, a Mortgage Note exists shall constitute the sole remedy respecting such material defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Trustee in the Payment Account, or upon receipt by the Servicer in the Custodial Account. Upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall
(i) release or cause to be released to GMACM the related Mortgage Note, (ii) cause the Servicer to release to GMACM any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as GMACM shall require as necessary to vest in GMACM ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage Note.

Section 2.03.  Representations, Warranties and Covenants of the Servicer.

        The Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) _____ The Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) ____ The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

(iii)This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law and to public policy as it relates to indemnification and contribution under applicable securities laws;

(iv) ____ The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) _____ No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) ____ The Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

(viii) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Notes to the Custodian, if any, or the Trustee.

Section 2.04.  Representations and Warranties of the Sellers and GMACM.

        The Company hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Purchase Agreement insofar as the Purchase Agreement relates to the representations and warranties made by the Sellers and GMACM in respect of the Mortgage Loans and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made by Witmer Funding LLC or GMACM in the Purchase Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Purchase Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify GMACM or Witmer Funding LLC, as applicable, of such breach and request that such Person either (i) cure such breach in all material respects within 90 days from the date such Person was notified of such breach or
(ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Purchase Agreement, GMACM or Witmer Funding LLC, as applicable, shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that GMACM or Witmer Funding LLC elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Trustee shall cause such Person to deliver to the Custodian with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note endorsed as required by Section 2.01, and the Trustee shall cause such Person to deliver to the Servicer with respect to such Qualified Substitute Mortgage Loan, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required to be held by the Servicer pursuant to
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to such Person on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the

Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter GMACM or Witmer Funding LLC, as applicable, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and GMACM and the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Purchase Agreement as of the date of substitution.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). The Servicer shall deposit the amount of such shortfall received from GMACM or Witmer Funding LLC into the Custodial Account on the day of substitution. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officer's Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of either of the REMICs to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of each Seller and GMACM to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which a breach of its representations and warranties has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. In connection with the purchase of or substitution for any such Mortgage Loan by the related Seller, the Trustee shall assign to such Person all of the right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Notes to the Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

Section 2.06.  Purposes and Powers of the Trust Fund.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) _____ to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) _____ to enter into and perform its obligations under this Agreement;

(c) _____ to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) _____ subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. The trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Servicer to Act as Servicer.

(a) _____ The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure,


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the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer. Notwithstanding the foregoing, subject to
Section 3.07(a), the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause either REMIC formed under this Agreement to fail to qualify as a REMIC under the Code. Upon request, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Servicer or any Subservicer pursuant to such powers of attorney. In connection with servicing and administering the Mortgage Loans, the Servicer and any Affiliate of the Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) _____ All costs incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) _____ The Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Servicer of amounts received by the Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Servicer hereunder.

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Section               3.02. Subservicing Agreements Between Servicer and
                      Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

        The Servicer may enter into Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Servicer in respect of such Mortgage Loan. Any Subservicing Fee shall be paid by the Servicer out of the Servicing Fee for the related Mortgage Loans. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer.

Section 3.03.  Successor Subservicers.

        The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

Section 3.04.  Liability of the Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.

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Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) _____ If the Servicer shall for any reason no longer be the servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.
(b) _____ The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a) _____ The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably


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foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the Servicing Fee Rate. In connection with any Curtailment of a Mortgage Loan, the Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3). The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b) _____ The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts held in trust, entitled "GMAC Mortgage Corporation Custodial Account in trust for the benefit of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2003-J1." Each Custodial Account shall be an Eligible Account. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

        Within two Business Days of receipt, except as otherwise specifically provided herein, the Servicer shall deposit or cause to be deposited the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i) _____ All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) ____ All payments on account of interest at the Net Mortgage Rate on the Mortgage Loans, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred, minus the amount of any interest paid by a Mortgagor in connection with a Principal Prepayment in Full for the calendar month in which such Principal Prepayment is to be distributed pursuant to Section 4.02;

(iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

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(iv)           ____ All proceeds of any Mortgage Loans purchased pursuant to
               Section 2.02, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04;

(v)            _____ Any amounts required to be deposited pursuant to Section
               3.07(c); and

(vi) ____ All amounts transferred from the Payment Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Servicer shall maintain records with respect to all deposits made pursuant to this Section. All funds deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,
2.04 and 4.07 received in any calendar month, the Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) _____ The Servicer shall use commercially reasonable efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Payment Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) _____ In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall be acceptable to the Servicer and each Rating


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Agency. The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before each Determination Date, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Servicer.

(b) _____ In addition to the Custodial Account and the Payment Account, the Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall be hold in trust, entitled "GMAC Mortgage Corporation Servicing Account in trust for the benefit of the of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2003-J1." Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. As part of its servicing duties, the Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(c) _____ The Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory


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agents and examiners thereof access to the documentation regarding the Mortgage
Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Servicer. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) _____ The Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) _____ to make deposits into the Payment Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
     (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) ____ to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) _____ to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers or received from Mortgagors as interest in respect of Curtailments;

(vi) ____ to pay the related Seller or GMACM, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or


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     otherwise  transferred  pursuant to Section 2.02,  2.04,  4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)to reimburse itself or the related Subservicer for any Nonrecoverable Advance or any Advance that was ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses in the manner and to the extent provided in subsection
     (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the Stated Principal Balance of the Mortgage Loan, or any Advance reimbursable to the Servicer pursuant to
     Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise;

(ix)           ____ to reimburse itself for Servicing Advances expended by it
               (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) _____ to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)            _____ Since, in connection with withdrawals pursuant to clauses
               (ii), (iii), (v) and (vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) _____ The Servicer shall be entitled to reimburse itself or the related Subservicer for any Advance made in respect of a Mortgage Loan that the Servicer determines to be a Nonrecoverable Advance or an Advance that was ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Payment Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Payment Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Servicer or the related Subservicer).

Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder.

(a) _____ The Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance


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Policy of any loss which, but for the actions of the Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect a Primary Insurance Policy in the case of each Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value based on the most recent appraisal of the Mortgaged Property performed by a qualified appraiser, such appraisal to be included in the related servicing file. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

(b) _____ In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10.

Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a) _____ The Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of (i) the greater of (A) the principal balance owing on such Mortgage Loan and (B) the percentage such that the proceeds thereof shall be sufficient to prevent the application of a co-insurance clause; or (ii) 100 percent of the insurable value of the improvements. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available


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under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 3.07, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by
Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

        If the Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Payment Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the Payment Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) _____ The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage, taken together, shall be at least equal to the coverage that would be required


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by Fannie Mae or Freddie Mac, with respect to the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements set forth above.

Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a) _____ When any Mortgaged Property is conveyed by the Mortgagor, the Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b) _____ Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, that in connection with any such assumption, no material term of the Mortgage Note may be changed. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing,


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the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such Subservicer as additional servicing compensation.

(c) _____ The Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and if it has also determined that any portion of the applicable REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on such REMIC as a result thereof. Any fee collected by the Servicer or the related Subservicer for processing such a request will be retained by the Servicer or such Subservicer as additional servicing compensation.

(d) _____ Subject to any other applicable terms and conditions of this Agreement, the Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit K, in form and substance satisfactory to the Trustee and Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) _____ The Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Servicer shall, consistent with Section 3.11, follow such


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practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, as shall meet the requirements of the Insurer under any Required Insurance Policy, and as shall be consistent with the provisions of this Agreement. With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. The Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Servicer pursuant to this Section 3.14(a), the Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one (1) mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

        The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae guidelines, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders.

        Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been


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received, and (ii) for purposes of determining the amount of any Liquidation
Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) _____ If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a Curtailment of the related Mortgage Loan.

(c) _____ If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of the applicable REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the applicable REMIC to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code,


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unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) _____ The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to all Servicing Fees and Subservicing Fees payable therefrom (and the Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); third, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; fourth, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses; and fifth, to Foreclosure Profits.

(e) _____ In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Notes.

(a) _____ Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian, if any, or the Trustee (if it holds the related Mortgage
Note) by delivery of a Request for Release substantially in the form attached hereto as Exhibit F requesting delivery to it of the Mortgage Note. The Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Payment Account.

(b) _____ From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver a Request for Release to the Custodian, if any, or the Trustee (if it holds the related Mortgage Note) requesting that possession of the Mortgage Note be released to the Servicer and certifying as to the reason for such release and that such release will not


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invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee (if it holds the related Mortgage Note) or the Custodian shall deliver the Mortgage
Note to the Servicer. The Servicer shall cause each Mortgage Note so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage Note has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered directly or through a Subservicer to the Trustee and the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage Note was delivered and the purpose or purposes of such delivery. In the event of the liquidation of any such Mortgage Loan, the Custodian, if any, or the Trustee shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) _____ The Servicer on the Trustee's behalf shall execute and deliver to the Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

(d) _____ Notwithstanding any other provisions of this Agreement, the Servicer shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any related Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Custodial Account(s), shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Custodial Account, Payment Account or any related Servicing Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

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Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) _____ The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv) and (v) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) _____ Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or otherwise shall be retained by the Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) _____ The Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, certain expenses of the Trustee as provided in Section 8.05, and the fees and expenses of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.01, 3.10 and 3.14.

(d) _____ The Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Servicer under this Agreement.

(e) _____ Notwithstanding any other provision herein, the amount of the Servicing Fee that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. In making such reduction, the Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii).

Section 3.17. Periodic Filings with the Securities and Exchange Commission; Additional Information.

(a) _____ Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange Commission (the "Commission") via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 31, 2004, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable,


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with the Commission via EDGAR. Prior to March 30, 2004 and prior to March 30th of each succeeding year until the earlier of (i) a Form 15 Suspension Notification has been filed with respect to the Trust Fund or (ii) the year following the termination of the Trust Fund pursuant to the terms hereof, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund with the Commission via EDGAR. The Company hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Company. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Company of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Company agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this section.

(b) _____ Any Form 10-K filed with the Commission in connection with this Section shall include a certification, signed by the senior officer in charge of the servicing functions of the Servicer, in the form attached as Exhibit P-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Servicer with (x) a back-up certification substantially in the form attached hereto as Exhibit P-2; and (y) (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Servicer, and
(IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Servicer nor the Trustee shall have any liability with respect to the Trustee's failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from the Trustee's own negligence or willful misconduct.

Section 3.18.  Annual Statement as to Compliance.

        The Servicer shall deliver to the Depositor, the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its fiscal year ending December 31, 2003, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof except for such defaults as such officer in his or her good faith judgment believes to be immaterial.

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Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before 90 days after the end of the Servicer's fiscal year, commencing with its 2003 fiscal year, the Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Depositor or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered to the Trustee.

Section 3.20.  Rights of the Company in Respect of the Servicer.

        The Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

Section 3.21.  Administration of Buydown Funds.

(a) _____ With respect to any Buydown Mortgage Loan, the Servicer will withdraw from the account that satisfies the requirements for a Subservicing Account (the "Buydown Account") the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and deposit that amount in the Custodial Account together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) _____ If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Servicer shall withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy), the Servicer shall withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and deposit the same in the Custodial Account or, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer


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pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Payment Account.

(a) _____ The Trustee shall establish and maintain a Payment Account for the benefit of the Certificateholders in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Payment Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Payment Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Payment Account pursuant to Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) _____ The Trustee may invest, or cause the institution maintaining the Payment Account to invest, or hold uninvested, the funds in the Payment Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Payment Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment or from uninvested balances in the Payment Account shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Trustee out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

(a) _____ On each Distribution Date (x) the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute first to the Trustee, payment for any servicing transfer expenses reimbursable to the Trustee pursuant to Section 7.02(a), and that have not been paid or reimbursed to the Trustee by the Servicer, second to the Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Servicer or a Subservicer pursuant to Section 4.02(a)(iii) below, and third to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Trustee or the


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               Paying Agent by the Record Date, by check mailed to such
               Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount (net of the amounts payable above):

(i) _____ to the Senior Certificates (other than the Class PO Certificates on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a), in each case in respect of interest on such Class; and

(ii) ____ (X) to the Class PO Certificates, the Class PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

        (Y) to the Senior Certificates (other than the Class PO Certificates), in the priorities and amounts set forth in Section 4.02(b) through (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) _____ the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Sections 2.02, 2.04 or 4.07, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.02 or Section 2.04, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

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(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan
     described  in  Section  4.02(a)(ii)(Y)(B),   including  without  limitation
     Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month or, in the case of Principal Prepayment in Full, during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution
     Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
     3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C));

(C) _____ the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
               Loan);

(D)            _____ any Excess Subordinate Principal Amount for such
               Distribution Date; and

(E)            _____ any amounts described in subsection (ii)(Y), clauses (A),
               (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

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

(iii)if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) ____ to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
     (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) ____ to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii)to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
     (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) ____ to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

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

(x) _____ to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) ____ to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)         to the Holders of the Class B-2 Certificates, an amount equal to
               (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv)          to the Holders of the Class B-3 Certificates, an amount equal to
               (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) are insufficient therefor;

(xv) ____ to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi)to the Senior Certificates, in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the
     Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates;

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(xvii)         to the Trustee, any fees and/or expenses payable or reimbursable by the Servicer pursuant to Section 8.05 hereof, to the extent not paid by the Servicer; and

(xviii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date shall be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Servicer to make any required Advance, or the determination by the Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b) _____ Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date shall be made as follows:

(i) _____ first, to the Class PO Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class PO Principal Distribution Amount") equal to the aggregate of:

(A) _____ the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses,


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

     Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) _____ any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) _____ the amount of any Class PO Collection Shortfalls for such Distribution Date and the amount of any Class PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

(ii) ____ the Senior Principal Distribution Amount shall be distributed sequentially, to the Class R-I Certificates and Class R-II Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(iii)the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (ii) above shall be distributed to the Lockout Certificates, in reduction of the Certificate Principal Balance thereof, in an amount equal to the sum of (A) the Lockout Scheduled Percentage of the Lockout Certificate Share of the aggregate of the collections described in clauses (ii)(Y)(A), (B) and (E) (to the extent clause (E) relates to clause (A) or (B)) of Section 4.02(a) without application of the Senior Percentage and the Senior Accelerated Distribution Percentage and (B) the Lockout Prepayment Percentage of the Lockout Certificate Share of the aggregate of the collections described in clauses (ii)(Y)(C) and (E) (to the extent clause (E) relates to clause (C)) of Section 4.02(a) without application of the Senior Percentage and the Senior Accelerated Distribution Percentage; provided that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) (to the extent clause (E) relates to clause (A), (B) or (C)) of Section 4.02(a) without application of the Senior Percentage and the Senior Accelerated Distribution Percentage is more than the portion of the Senior Principal Distribution Amount available for distribution under this clause (iii) of this Section 4.02(b), the amount paid to the Lockout Certificates pursuant to this clause (iii) shall be reduced by an amount equal to the Lockout Certificate Share, of such difference;

(iv) ____ an amount equal to the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (iii) of this Section 4.02(b) shall be distributed concurrently as follows:

                      (A) ____ 37.5245617957348% of the portion of the Senior
               Principal Distribution Amount described in clause (iv) of this
               Section 4.02(b) to the Class A-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

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

                      (B) ____ 18.7465653612236% of the portion of the Senior
               Principal Distribution Amount described in clause (iv) of this
               Section 4.02(b) to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                      (C) ____ 43.7288728430416% of the portion of the Senior
               Principal Distribution Amount described in clause (iv) of this
               Section 4.02(b) in the following order of priority:

                             (i) ____ first, to the Class A-4, Class A-5, Class
                      A-7 and Class A-8 Certificates in the amount necessary to cause the aggregate Certificate Principal Balance thereof to equal their Aggregate Planned Principal Balance for such Distribution Date, in the following order:

                                    (a) _____ 20.561155745625% of the portion of
                      the Senior Principal Distribution Amount described in clause (iv)(C)(i) of this Section 4.02(b), sequentially, to the Class A-7 and Class A-8 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                                    (b) _____ 79.438844254375% of the portion of
                      the Senior Principal Distribution Amount described in clause (iv)(C)(i) of this Section 4.02(b) to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (c) _____ to the Class A-5 Certificates
                      until the Certificate Principal Balance thereof has been reduced to zero;

                             (ii) second, to the Class A-1 Certificates until
               the Certificate Principal Balance thereof has been reduced to zero;

                             (iii) third, to the Class A-4, Class A-5, Class A-7
                      and Class A-8 Certificates without regard to their Aggregate Planned Principal Balance, in the following order:

                                    (a) _____ 20.561155745625% of the portion of
                             the Senior Principal Distribution Amount available for distribution under this clause (iv)(C)(iii) of this Section 4.02(b), sequentially, to the Class A-7 and Class A-8 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                                    (b) _____ 79.438844254375% of the portion of
                             the Senior Principal Distribution Amount available for distribution under this clause (iv)(C)(iii) of this Section 4.02(b), to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (c) _____ to the Class A-5 Certificates
                             until the Certificate Principal Balance thereof has been reduced to zero; and

(v) _____ an amount equal to the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (iv) of this Section 4.02(b) will be distributed to the Lockout Certificates until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero.

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

(c) _____ On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class PO Certificates) shall be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans shall be distributed to the Class PO Certificates, (ii) the Senior Principal Distribution Amount shall be distributed to the remaining Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) shall be distributed as set forth therein.

(d) _____ After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class PO Certificates) shall be entitled to no further distributions of principal thereon and the Available Distribution Amount shall be distributed solely to the holders of the Class PO, Class IO and Subordinate Certificates, in each case as described herein.

(e) _____ In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Servicer receives amounts, which the Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the Purchase Agreement), the Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated, if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution; provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts distributed in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class IO Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class IO Certificates, to the Class IO Certificates in the same proportion as the related Realized Loss


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was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) _____ Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Servicer shall have any responsibility for the allocation of such distributions among Depository Participants, brokerage firms and Certificate Owners.

(g) _____ Except as otherwise provided in Section 9.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates shall be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after receipt of such notices or such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates shall be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Payment Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders.

(a) _____ Concurrently with each distribution charged to the Payment Account and with respect to each Distribution Date, the Trustee shall make available to Certificateholders and other parties to this Agreement via the Trustee's internet website a statement as to each Class of Certificates and the Mortgage Pool that includes the information set forth in Exhibit M attached hereto.

        The Trustee's internet website shall initially be located at "www.abs.bankone.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (800) 524-9472. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Distribution Date statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties, provided that such procedures are no less convenient for the Certificateholders and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

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

(b) _____ Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

(c) _____ Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

(d) _____ Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Trustee's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A. The Company and the Servicer shall cooperate with the Trustee as is reasonably necessary to respond to any such request.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Servicer.

(a) _____ Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish the Remittance Report to the Trustee in a mutually agreed upon form of an electromagnetic tape or disk and hard copy, or other automated transmission. The Remittance Report and any information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations described in Section 4.02, as set forth in written specifications or guidelines issued by the Servicer or the Trustee from time to time. The Trustee shall be protected in relying upon the information set forth in the Remittance Report without any independent check or verification.

(b) _____ On or before 2:00 P.M. New York time on each Payment Account Deposit Date, the Servicer shall either (i) deposit in the Payment Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the


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Custodial Account and deposit in the Payment Account all or a portion of the
Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Payment Account on or before 11:00 A.M. New York time on any future Payment Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Payment Account on such Payment Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Company and the Trustee.

        If the Servicer determines as of the Business Day preceding any Payment Account Deposit Date that it will be unable to deposit in the Payment Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Payment Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Servicer shall have directly or indirectly deposited in the Payment Account such portion of the amount of the Advance as to which the Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,
(a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Servicer hereunder, including the obligation to deposit in the Payment Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Payment Account.

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the calendar month preceding the month of distribution or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction


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in the interest portion of the Monthly Payment due during the related Due
Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class PO Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans shall be allocated among all the Senior Certificates (other than the Class PO Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Discount Mortgage Loans shall be allocated to the Class PO Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class PO Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

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Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Servicer may, upon the written request of and with funds provided by the Junior Certificateholder, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Servicer makes a payment to the Payment Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Servicer without recourse to the Junior Certificateholder, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Junior Certificateholder shall thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) _____ The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized signatory of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper authorized signatories of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature,


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and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) _____ Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

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Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) _____ The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b) _____ Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) _____ At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) _____ No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer (except that, if such transfer is made by the Company or the Servicer or any Affiliate thereof, the Company or the Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel shall not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters shall not be required in connection with any transfer of any such Certificate by


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

                      the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee
                      (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) _____ (i) ____ In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Servicer with a certification to the effect set forth in paragraph six of Exhibit H or paragraph three of Exhibit J (with respect to any Class B Certificate) or paragraph sixteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase and hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
                      (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies these subsections (i) through (iii) of this clause (b), a "Complying Insurance Company").

(ii) Any Transferee of a Senior Certificate (other than a Class R Certificate) or a Class M Certificate shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption


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     ("PTE")  94-29,  59 Fed.  Reg.  14674 (March 29,  1994),  as amended by PTE
     97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,  65 Fed. Reg. 67765
     (November 13, 2000) and PTE 2002-41,  67 Fed. Reg.  54487 (August 22, 2002)
     (the "Issuer Exemption"), and that (i) it understands that there are certain conditions to the availability of the Issuer Exemption including that such Certificate must be rated, at the time of purchase, not lower that "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's and
     (ii) it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, or (c) such Transferee is a Complying Insurance Company.

(iii)(A) If any Senior Certificate (other than a Class R Certificate) or any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the Issuer Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B) Any purported Certificate Owner whose acquisition or holding of any Senior Certificate (other than a Class R Certificate) or any Class M Certificate (or interest therein) was effected in violation of the restrictions in this
     Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) _____ (i) ____ Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
                      (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) _____ Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in


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

     form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it shall endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) _____ Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) _____ Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
     Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) ____ The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of


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

     such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver the Class R Certificates in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Trustee shall make available, upon written request from the Internal Revenue Service or any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Trustee before it will provide such


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

     information to any such potentially affected Person. (v) _____ The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) _____ written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officer's Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of the applicable REMIC to cease to qualify as a REMIC and will not cause (x) any portion of the applicable REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) _____ No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) _____ All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the


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

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Servicer, the Trustee, or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

(a) _____ On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) _____ The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that it shall purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Servicer by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

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

(i) _____ the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

(ii) ____ the purchase price therefor, if known, and

(iii)that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer gives the notice specified above, the Servicer shall deposit in the Payment Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) _____ Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

(d) _____ If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Payment Account deposited therein by the Servicer pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Servicer all amounts distributable to the Holders thereof and the Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above shall be deemed to have been purchased and the Holder as of such date shall have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Servicer shall be for all purposes the Holder thereof as of such date.

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                                   ARTICLE VI

                          THE COMPANY AND THE SERVICER

Section 6.01.  Respective Liabilities of the Company and the Servicer.

        The Company and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or
Section 10.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Servicer; Assignment of Rights and Delegation of Duties by Servicer.

(a) _____ The Company and the Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) _____ Any Person into which the Company or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Servicer shall be a party, or any Person succeeding to the business of the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) _____ Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that each Rating Agency's rating


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of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company, the Servicer and Others.

        Neither the Company, the Servicer nor any of the directors, officers, employees or agents of the Company or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section
3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

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

Section 6.04.  Company and Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Servicer shall fail to deposit or cause to be deposited into the Payment Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise, and in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Servicer by the Trustee or the Company or to the Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Company, or to the Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for


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     the  winding-up  or  liquidation  of its  affairs,  shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) ____ the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

(v)  _____ the  Servicer  shall admit in writing its  inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) ____ the Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Payment Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Company may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Servicer and the Company, immediately terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Payment Account or thereafter be received with respect to the Mortgage Loans, and the delivery to the Trustee of the Mortgage Files, and the recordation of Assignments of Mortgages to the Trustee if MERS is not the mortgagee of a Mortgage Loan or otherwise in accordance with Section 7.02(b). No such termination shall release the Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

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        Notwithstanding any termination of the activities of GMACM in its capacity as Servicer hereunder, GMACM shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating GMACM's rights and obligations as Servicer hereunder and received after such notice, that portion to which GMACM would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to GMACM hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 7.02.  Trustee to Act; Appointment of Successor.

(a) _____ Within 90 days of the time the Servicer resigns pursuant to Section
6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee or a successor Servicer appointed by the Trustee hereunder shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Servicer, including the obligation to make Advances which have been or will be required to be made, but excluding the representations of the Servicer contained in Section 2.03, by the terms and provisions hereof; provided that any failure to perform such duties or responsibilities caused by the predecessor Servicer's failure to provide information required by Section 4.02 or 4.03 shall not be considered a default by the Trustee as successor Servicer hereunder; and provided further that the Trustee shall have no obligation whatsoever with respect to any liability (other than Advances deemed recoverable and not previously made) incurred by the predecessor Servicer at or prior to the time of receipt by such Servicer of the notice of termination pursuant to Section 7.01 or receipt by the Trustee of the Opinion of Counsel referred to in Section 6.04. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Custodial Account if the Servicer had continued to act hereunder, except for amounts that the Servicer shall be entitled to receive pursuant to
Section 7.01. If the Trustee has become the successor to the Servicer in accordance with Section 6.04 or this Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. Each of the Sellers, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        If the Trustee becomes the successor to the Servicer hereunder, the Trustee shall be entitled to be reimbursed by the Servicer for all costs associated with the transfer of the servicing of the Mortgage Loans to the Trustee, including any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such


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servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans in accordance with this Agreement. To the extent that any such costs and expenses of the Trustee resulting from the termination of the Servicer pursuant to this Section 7.02 are not reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Payment Account.

        Any successor, including the Trustee, to the Servicer shall maintain in force during its term as Servicer hereunder insurance policies and fidelity bonds as may be required to be maintained by the Servicer pursuant to Section 3.12.

        If the Trustee shall succeed to any duties of the Servicer with respect to the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of Article VIII shall be inapplicable to the Trustee in its duties as successor Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as trustee); the provisions of Article III, however, shall apply to the Trustee in its capacity as successor Servicer.

(b) _____ In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) _____ Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) _____ Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

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Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) _____ The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) _____ The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Servicer such information as the Servicer may reasonably request from time to time for the Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of the applicable REMIC as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

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(c)  _____ No  provision  of this  Agreement  shall be  construed to relieve the
     Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) ____ The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) ____ The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) _____ The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited


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transaction"  penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)            _____ Except as otherwise provided in Section 8.01:

(i) _____ The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) ____ The Trustee may consult with counsel and the written advice of such counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) ____ The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or


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     liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a
     condition  to  so  proceeding.   The  reasonable   expense  of  every  such
     examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) ____ The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through Affiliates, agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Servicer in a timely manner any Tax Returns prepared by or on behalf of the Servicer that the Trustee is required to sign as determined by the Servicer pursuant to applicable federal, state or local tax laws, provided that the Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) _____ Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel, which shall not be a cost of the Trustee or the Trust Fund, to the effect that such contribution will not (i) cause any portion of the applicable REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan, Mortgage File or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Payment Account by the Company or the Servicer.

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Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee. The Trustee may transact business with the Company, the Servicer, and their Affiliates, with the same rights it would have if it were not Trustee.

Section 8.05.  Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a) _____ The Servicer shall pay the Trustee's fees and reimburse its expenses hereunder pursuant to a separate agreement to be entered into between the Servicer and the Trustee.

(b) _____ The Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) _____ with respect to any such claim, the Trustee shall have given the Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) ____ while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement, or the resignation or removal of the Trustee, shall affect the obligations created by this Section 8.05(b) of the Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid


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supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) _____ The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) _____ If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) _____ The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

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(d) _____ Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

(a) _____ Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) _____ No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) _____ Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) _____ Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust


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Fund, or any part thereof, and, subject to the other provisions of this Section
8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) _____ In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) _____ Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) _____ Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Servicer and the Company, appoint one or more Custodians who, except for Escrow Bank USA, an industrial loan corporation organized under the laws of the State of Utah, are not Affiliates of the Company, the Servicer or the Sellers to hold all or a portion of the Mortgage Notes as agent for the Trustee, by entering into a Custodial Agreement; provided, however, that the Trustee may appoint a Custodian that is an Affiliate of the Company, the Servicer or the Sellers if the Trustee receives written confirmation from each Rating Agency that such appointment will not


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reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodian (other than the Custodian appointed as of the Closing Date) shall have a combined capital and surplus of at least $10,000,000. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee shall maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 55 Water Street, First Floor, New York, New York 10041 for the purposes of keeping the Certificate Register. The Trustee shall maintain an office at each of the addresses stated in Section 11.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

Section 9.01. Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans.

(a) _____ Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) _____ the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the


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     day of repurchase  plus accrued  interest  thereon at the Net Mortgage Rate
     (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of any portion of either REMIC as a REMIC.

        The right of the Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Servicer, the Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Servicer, shall provide to the Trustee and the Custodian a Request for Release substantially in the form attached hereto as Exhibit F and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Servicer, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

(b) _____ The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) _____ the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)           ____ the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment shall be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice


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is given to Certificateholders. In the event such notice is given by the
Servicer, the Servicer shall deposit in the Payment Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) _____ In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Servicer's election to repurchase, or (ii) if the Servicer elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) _____ If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Servicer all amounts distributable to the holders thereof and the Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) _____ Notwithstanding anything herein to the contrary and the reduction of its Certificate Principal Balance or Notional Amount, as applicable, to zero, each Class of Certificates shall be deemed to remain outstanding until the Final Distribution Date and the Certificateholder(s) of each Class of Certificates on the day the Certificate Principal Balance or Notional Amount, as applicable, of such Class is reduced to zero shall be deemed to be the Certificateholder(s) of such Class until the Final Distribution Date.

Section 9.02.  Additional Termination Requirements.

(a) _____ Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional


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               requirements, unless (subject to Section 10.01(f)) the Trustee and the Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of either REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) _____ The Servicer shall establish a 90-day liquidation period for such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) ____ The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Servicer is exercising its right to purchase the assets of the Trust Fund, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) _____ Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for such REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) _____ The REMIC Administrator shall make an election to treat the Trust Fund as two REMICs under the Code and, if necessary, under applicable state law. The assets of each REMIC are set forth in this Agreement. Such election shall be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC shall be set forth in Section
10.03. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in each REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) _____ The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

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(c) _____ GMACM shall hold a Class R Certificate representing a 0.02% Percentage
Interest in each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d) _____ The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) _____ The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) _____ The Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do so). The Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of either REMIC as a REMIC or (ii) result in the imposition of a tax upon either REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code)


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(either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to either REMIC created hereunder or any related assets thereof, or causing either REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either REMIC, and the Trustee shall not take any such action or cause either REMIC to take any such action as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Servicer or the REMIC Administrator. At all times as may be required by the Code, the Servicer shall to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) _____ In the event that any tax is imposed on "prohibited transactions" of either REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either REMIC as defined in Section 860G(c) of the Code, on any contributions to either REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by
Section 3.10 and on the Distribution Date(s) following such reimbursement the


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aggregate of such taxes shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) _____ The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) _____ Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to either REMIC created hereunder unless (subject to Section 10.01(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) _____ Neither the Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which either REMIC created hereunder will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) _____ Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for each REMIC II Regular Interest shall be its Maturity Date, and the "latest possible maturity date" for each REMIC I Regular Interest shall be its latest possible maturity date as set forth in the preliminary statement.

(l) _____ Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) _____ Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of either REMIC created hereunder,
(iii) the termination of the applicable REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for either REMIC, nor sell or dispose of any investments in the Custodial Account or the Payment Account for gain nor accept any contributions to either REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of either REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause either REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) _____ The Trustee shall apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

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Section 10.02. Servicer, REMIC Administrator and Trustee Indemnification.

(a) _____ The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) _____ The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability shall not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Servicer in which case Section 10.02(c) shall apply.

(c) _____ The Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        The REMIC Administrator shall make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I") and shall make an election to treat the pool of assets comprised of the uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class PO, Class IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-10 Regular Interest shall be considered to have three components, each with a notional principal amount equal to the principal balance of one of the Class A-4, Class A-7, and Class A-8 REMIC I Regular Interests and an interest rate of 1.00% per annum.

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Section 10.04.  Distributions on  Uncertificated  REMIC I Regular  Interests and
     REMIC II Regular Interests.

(a) _____ On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, the following amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

(i) _____ Uncertificated Interest on the REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Interest thereon remaining unpaid from any previous Distribution Date; and

(ii) ____ In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to
        Section 4.02(b).

(b) _____ The amount described in Section 10.04(a)(ii) shall be deemed distributed with respect to REMIC I Regular Interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Balance of each such interest is reduced to zero.

(c)     _____ The portion of the Uncertificated Interest amounts described in
        Section 10.04(a)(i) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(a).

(d) _____ In determining from time to time the amounts distributable on the REMIC I Regular Interests Realized Losses allocated to the REMIC II Regular Interests shall be deemed allocated to the REMIC I Regular Interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates) respectively under Section 4.05.

(e) _____ On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the amounts deemed to have been received by REMIC II from REMIC I under this
        Section 10.04.

(f) _____ Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code.

The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) _____ This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)            _____ to cure any ambiguity,

(ii) ____ to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of either REMIC created hereunder as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Payment Account or to change the name in which the Custodial Account is maintained, provided that (A) the Payment Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) ____ to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) _____ This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) _____ reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) ____ reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) _____ Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) _____ Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 11.02. Recordation of Agreement; Counterparts.

(a) _____ To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) _____ For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) _____ The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) _____ No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) _____ No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Servicer, the Trustee and the Company, as applicable:

Recipient                           Address
Company                             8400 Normandale Lake Boulevard
                                    Suite 250, Minneapolis, Minnesota 55437,
                              Attention: President
Servicer                            100 Witmer Road
                                    Horsham, Pennsylvania 19044,
                              Attention: President
Trustee                             1 Bank One Plaza
                                    Suite IL1-0481
                                    Chicago, Illinois 60670-0481
Standard & Poor's                   55 Water Street
                            New York, New York 10041
Fitch                               One State Street Plaza
                                    Residential Mortgage-Backed Securities
                                    30th Floor
                            New York, New York 10004

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g) or (h) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a) _____ a material change or amendment to this Agreement,

(b) _____ the occurrence of an Event of Default,

(c) _____ the termination or appointment of a successor Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) _____ the filing of any claim under the Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) _____ the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03, which statements shall be mailed to each Rating Agency via first class mail,

(f) _____ the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) _____ the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Servicer to make an Advance pursuant to Section 4.04, and

(h) _____ the occurrence of the Final Distribution Date.

provided, however, that with respect to notice of the occurrence of the events described in clauses (d) or (g) above, the Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Servicer and the Trustee; provided, that neither the Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of either REMIC created hereunder as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund or either REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        96% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-9, Class A-10, Class IO and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-9 Certificates, in accordance with their respective Percentage Interests, 1% of all Voting Rights shall be allocated among the Holders of the Class A-10 Certificates, in accordance with their respective Percentage Interests, 1% of all Voting Rights shall be allocated among the Holders of the Class IO Certificates, in accordance with their respective Percentage Interests, 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests, and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. Non Petition.

        The Company, GMACM, as Seller, the Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund or Witmer Funding LLC, or join in any institution against the Trust Fund or Witmer Funding LLC of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the day and year first above written.

                                            RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.



                                            By:  /s/ Patricia C. Taylor.........
                                                   Name: Patricia C. Taylor
                                                   Title:   Vice President



                                            GMAC MORTGAGE CORPORATION



                                            By:  /s/ Sandy Blitzer..............
                                                   Name: Sandy Blitzer
                                                   Title:   Vice President



                                            BANK ONE, NATIONAL ASSOCIATION,
                                                   as Trustee



                                            By:  /s/ Keith Richardson...........
                                                   Name:Keith Richardsom
                                                   Title:Vice President

STATE OF                                      )
                                              )  ss.:
COUNTY OF                                     )

        On the 27th day of February, 2003 before me, a notary public in and for said State, personally appeared Patricia C. Taylor, known to me to be Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            /s/ Kylyn A. Esposito...............
                                                   Notary Public

[Notarial Seal]

STATE OF                                      )
                                              )  ss.:
COUNTY OF                                     )

        On the 27th day of February, 2003 before me, a notary public in and for said State, personally appeared Sandy Blitzer, known to me to be Vice President of GMAC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            /s/ Kylyn A. Esposito..............
                                                   Notary Public

[Notarial Seal]

STATE OF        ILLINOIS                      )
                                              )  ss.:
COUNTY OF          COOK                       )

        On the 27th day of February, 2003 before me, a notary public in and for said State, personally appeared Keith Richardson, known to me to be a[n] Vice President of Bank One, National Association, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            /s/ Sheila Sheree Reaves..........
                                                   Notary Public

[Notarial Seal]

                                   EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE



SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER
(a) such Transferee is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the employee retirement income security act of 1974, as amended or section 4975 of the code, or any person (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021
(July 21, 1997),  PTE 2000-58,  65 Fed. Reg.  67765  (November 13, 2000) AND PTE
2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (the "ISSUER Exemption"), and that
(i) it understands that there are certain conditions to the availability of the ISSUER Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or moody's and (Ii) it is an "accredited investor" as defined in rule 501(a)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED, or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase and hold the Certificate (or interest therein) is an "insurance company general account" (within the meaning of Department of Labor Prohibited

Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY).

If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE ISSUER EXEMPTION, or (III) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


Certificate No. 1                       [[  ]% Pass-Through Rate][Based upon a
                                        Notional Principal Balance]
Class A-     Senior
                                        Aggregate Initial Certificate Principal
Date of Pooling and Servicing Agreement Balance of the Class A-
                                        Certificates:
February 27, 2003
                                        Initial [Certificate Principal Balance]
                                        [Notational Amount] of this
Cut-off Date:                           Certificate:
                                        $
February 1, 2003

First Distribution Date:
March 25, 2003                          CUSIP                    -

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2018

                     GMAC MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2003-J1

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate  is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, Witmer Funding LLC, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class A- ______ Certificates both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class A- _____ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Chicago, Illinois. [The [Initial Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               As described above, in connection with any transfer of this Certificate, the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Chicago, Illinois, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 200__         BANK ONE, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Trustee



                                  By:
                                        --------------------------------------
                                           Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Certificate Registrar



                                  By:
                                        --------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:________________________________


Dated:  Signature by or on behalf of assignor


                                ________________________________________
                                            Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _____________________________ account number____________________, or, if mailed by check, to ________________________________.

     Applicable statements should be mailed to _____________________________.

     This information is provided by  ___________________________________  , the assignee named above, or____________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS IO CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER
(a) such Transferee is not an EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE CODE, OR ANY PERSON (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021
(July 21, 1997),  and PTE 2000-58,  65 Fed. Reg. 67765  (November 13, 2000) (the
"ISSUER Exemption"), and that (i) it understands that there are certain conditions to the availability of the ISSUER Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's and (iI) it is an "accredited investor" as defined in rule 501(a)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED, or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase and hold the Certificate (OR INTEREST THEREIN) is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(C), A "COMPLYING INSURANCE COMPANY).

If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE ISSUER EXEMPTION, or (III) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


Certificate No. 1                          Variable Pass-Through Rate based on
                                           a Notional Amount
Class IO Senior
                                           [Percentage Interest      %]
Date of Pooling and Servicing Agreement :
February 27, 2003                 [                ] Initial Pass-Through Rate
                                  based on a Notional Amount
Cut-off Date:
February 1, 2003

First Distribution Date:
March 25, 2003

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2018

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2003-J1

               evidencing a percentage interest in the distributions allocable to the Class IO Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate  is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, Witmer Funding LLC, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest required to be distributed to Holders of Class IO Certificates on such Distribution Date. The Notional Amount as of any date of determination is equal to the Stated Principal Balance of the Mortgage Loans. The Class IO Certificates have no Certificate Principal Balance.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Chicago, Illinois. The Class IO Notional Amount of this Certificate is set forth above.

               As described above, in connection with any transfer of this Certificate the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Chicago, Illinois, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 200__          BANK ONE, NATIONAL ASSOCIATION,
                                   Not in its individual capacity but solely as Trustee



                                   By:
                                         --------------------------------------
                                            Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class IO Certificates referred to in the within-mentioned Agreement.

                                BANK ONE, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as Certificate Registrar



                                By:
                                      ----------------------------------------
                                         Authorized Signatory

             ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:________________________________


Dated:  Signature by or on behalf of assignor


                                ________________________________________
                                            Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _____________________________ account number____________________, or, if mailed by check, to ________________________________.

     Applicable statements should be mailed to _____________________________.

     This information is provided by  ___________________________________  , the assignee named above, or____________________________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS PO CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER
(a) such Transferee is not AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS Of THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE CODE, OR ANY PERSON INCLUDING an investment manager, a named fiduciary or a trustee of any SUCH Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any SUCH Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021
(July 21, 1997),  PTE 2000-58,  65 Fed. Reg.  67765  (November 13, 2000) AND PTE
2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (the "ISSUER Exemption"), and that
(iI) it understands that there are certain conditions to the availability of the ISSUER Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or moody's and (i) it is an "accredited investor" as defined in rule 501(a)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED, or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase AND HOLD the Certificate (or interest therein) is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY).

If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE ISSUER EXEMPTION, or (III) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


Certificate No. 1                        0.00% Pass-Through Rate

Class PO Senior                          Aggregate Initial Certificate Principal
                                      Balance of the Class PO Certificates $[  ]
Date of Pooling and Servicing Agreement :
February 27, 2003                        Initial Certificate Principal
                                         Balance of this Certificate:
                                         $
Cut-off Date:
February 1, 2003                         CUSIP                    -

First Distribution Date:
March 25, 2003

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2018

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2003-J1

               evidencing a percentage interest in the distributions allocable to the Class PO Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate  is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, Witmer Funding LLC, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of principal required to be distributed to Holders of Class PO Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Chicago, Illinois. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, in connection with any transfer of this Certificate the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Chicago, Illinois, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________, 200__           BANK ONE, NATIONAL ASSOCIATION,
                                   Not in its individual capacity but solely as Trustee



                                   By:
                                         -------------------------------------
                                            Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class PO Certificates referred to in the within-mentioned Agreement.

                                   BANK ONE, NATIONAL ASSOCIATION,
                                   Not in its individual capacity but solely as Certificate Registrar



                                   By:
                                         --------------------------------------
                                            Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:________________________________


Dated:  Signature by or on behalf of assignor


                                ________________________________________
                                            Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _____________________________ account number____________________, or, if mailed by check, to ________________________________.

     Applicable statements should be mailed to _____________________________.

     This information is provided by  ___________________________________  , the assignee named above, or____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER
(a) such Transferee is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the employee retirement income security act of 1974, as amended or section 4975 of the code, or any person (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021
(July 21, 1997),  PTE 2000-58,  65 Fed. Reg.  67765  (November 13, 2000) AND PTE
2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (the "ISSUER Exemption"), and that
(i) it understands that there are certain conditions to the availability of the ISSUER Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or moody's and (iI) it is an "accredited investor" as defined in rule 501(a)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED, or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase and hold the Certificate (OR INTEREST THEREIN) is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY).

If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE ISSUER EXEMPTION, or (III) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


Certificate No. 1                         [          ]% Pass-Through Rate

Class M-     Subordinate
                                         Aggregate Certificate Principal Balance
Date of Pooling and Servicing Agreement : of the Class M-[   ] Certificates:
February 27, 2003                         $                            ]

Cut-off Date:                           Initial Certificate Principal Balance of
February 1, 2003                          this Certificate:
                                          $

First Distribution Date:                  CUSIP                    -
March 25, 2003

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2018

                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2003-J1

               evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate  is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, Witmer Funding LLC, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- ______ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M- _____ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Chicago, Illinois. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, in connection with any transfer of this Certificate the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Chicago, Illinois, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 200__       BANK ONE, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as Trustee



                                By:
                                      -----------------------------------
                                         Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M Certificates referred to in the within-mentioned Agreement.

                                BANK ONE, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as Certificate Registrar



                                By:
                                      --------------------------------------
                                         Authorized Signatory

             ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:________________________________


Dated:  Signature by or on behalf of assignor


                                ________________________________________
                                            Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _____________________________ account number____________________, or, if mailed by check, to ________________________________.

     Applicable statements should be mailed to _____________________________.

     This information is provided by  ___________________________________  , the assignee named above, or____________________________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.


Certificate No. 1                                 [[  ]% Pass-Through Rate][Based upon a
                                                  Notional Principal Balance]
Class B-     Subordinate
                                                  Aggregate Certificate Principal Balance of the
Date of Pooling and Servicing Agreement :         Class B-     Certificates as of the Cut-off
                                                  Date::
February 27, 2003                                 $                           ]

Cut-off Date:                                     Initial Certificate Principal Balance of
February 1, 2003                                  this Certificate:
                                                  $

First Distribution Date:
March 25, 2003

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2018


                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2003-J1

               evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate  is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, Witmer Funding LLC, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that [ __________________ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- ______ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Chicago, Illinois. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer, sale, pledge or other disposition of this Class B Certificate will be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, either (i)
(A) the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (B) the Trustee shall require the transferee to execute a representation letter in the form described by the Agreement, and the Trustee shall require the transferor to execute a representation letter in the form described by the Agreement, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters shall not be required in connection with any transfer of this Class B Certificate by the Company or any affiliate thereof to the Company or an affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an affiliate of the Company, or (ii) the prospective transferee of this Class B Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form described in the Agreement (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or

(ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate (or interest therein) is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Chicago, Illinois, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 200__        BANK ONE, NATIONAL ASSOCIATION,
                                 Not in its individual capacity but solely as Trustee



                                 By:
                                       --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Certificate Registrar



                                  By:
                                        -------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:________________________________


Dated:  Signature by or on behalf of assignor


                                ________________________________________
                                            Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _____________________________ account number____________________, or, if mailed by check, to ________________________________.

     Applicable statements should be mailed to _____________________________.

     This information is provided by  ___________________________________  , the assignee named above, or____________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (3) THE PROPOSED TRANSFEREE WILL NOT CAUSE INCOME FROM THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE (WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY) OF THE TRANSFEREE OR ANOTHER U.S. TAXPAYER, AND (4) ANY TRANSFER OF AN OWNERSHIP INTEREST IN THIS CERTIFICATE WILL SATISFY EITHER THE "ASSET TEST" AS

SET FORTH IN SECTION 1.860E-1(C)(5) OF THE TREASURY REGULATIONS OR THE "FORMULA TEST" SET FORTH IN SECTION 1.860E-1(C)(7) OF THE TREASURY REGULATIONS. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. 1                                 [          ]% Pass-Through Rate]

Class R-     Senior                               Aggregate Initial Certificate Principal
                                                   Balance
                                                  of the Class R-     Certificates:  $50.00
Date of Pooling and Servicing Agreement :
February 27, 2003                                 Initial Certificate Principal Balance of
                                                  this Certificate:
                                                  $
Cut-off Date:
February 1, 2003                                  [Percentage Interest:  [  ]%]

First Distribution Date:                          CUSIP
March 25, 2003

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
March 25, 2018


                    GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2003-J1

               evidencing a percentage interest in any distributions allocable to the Class R-[ ] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate  is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, Witmer Funding LLC, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, Witmer Funding LLC, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that [ ___________________ ] [GMAC Mortgage Corporation] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R-[ ] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class R-[ ] Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any transfer of any Ownership Interest in this Certificate will satisfy either the "asset test" as set forth in Section 1.860E-1(C)(5) of the Treasury regulations or the "formula test" as set forth in Section 1.860E-1(C)(7) of the Treasury regulations, (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (v) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding   the  above,  the  final  distribution  on  this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Chicago, Illinois. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R-[ ] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R-[ ] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Chicago, Illinois, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________, 200__       BANK ONE, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as Trustee



                                By:
                                      ---------------------------------------



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                 BANK ONE, NATIONAL ASSOCIATION,
                                 Not in its individual capacity but solely as Certificate Registrar



                                 By:
                                       --------------------------------------
                                          Authorized Signatory

             ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:________________________________


Dated:  Signature by or on behalf of assignor


                                ________________________________________
                                            Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _____________________________ account number____________________, or, if mailed by check, to ________________________________.

     Applicable statements should be mailed to _____________________________.

     This information is provided by  ___________________________________  , the assignee named above, or____________________________, as its agent.



                                    EXHIBIT E

                             MORTGAGE LOAN SCHEDULE

                                 (See attached)



 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 508004900                          12/11/2001                       $5,185.51                      $600,000.00
 NJ                                 02/01/2002                       01/01/2003                     42.86
 07471                               SINGLE FAMILY                   $562,426.08                    6.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    06/20/2002
 517498408                          08/01/2002                       $4,253.13                      $500,000.00
 NJ                                                                  01/01/2003                     79.37
 07733                               SINGLE FAMILY                   $487,908.78                    6.125
 PRIMARY RESIDENCE                  PURCHASE                         SELECT                         N

 521409508                          12/12/2001                       $5,075.75                      $587,300.00
 CA                                 02/01/2002                       02/01/2003                     53.39
                                     SINGLE FAMILY
 90803                                                               $561,049.26                    6.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 525638904                          10/31/2002                       $6,291.75                      $728,000.00
 MN                                 12/01/2002                       02/01/2003                     80
 55391                               SINGLE FAMILY                   $720,688.54                    6.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    03/08/2002
 525977708                          05/01/2002                       $4,803.29                      $560,200.00
 CO                                                                  01/01/2003                     76.74
 80301                               SINGLE FAMILY                   $535,634.55                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 526114509                          04/15/2002                       $4,219.29                      $500,000.00
 PA                                 06/01/2002                       02/01/2003                     73.42
                                     SINGLE FAMILY
 18947                                                               $484,213.27                    6
 SECOND HOME                        PURCHASE                         STANDARD                       N

 526461603                          04/02/2002                       $4,634.55                      $536,250.00
 WY                                 06/01/2002                       01/01/2003                     75
 83014                               PUD                             $519,832.72                    6.375
                                    PURCHASE
 SECOND HOME                                                         STATED INCOME                  N
                                    12/06/2002
 528016504                          02/01/2003                       $2,906.44                      $350,000.00
 NJ                                                                  01/01/2003                     56.46
 07675                               CONDOMINIUM                     $348,770.64                    5.75
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 529504508                          07/29/2002                       $3,062.25                      $360,000.00
 VA                                 09/01/2002                       01/01/2003                     79.12
                                     PUD
 20170                                                               $352,548.75                    6.125
 SECOND HOME                        REFINANCE                        STANDARD                       N

 529597106                          07/12/2002                       $4,519.61                      $539,900.00
 MN                                 09/01/2002                       02/01/2003                     72.97
 55044                               SINGLE FAMILY                   $528,503.20                    5.875
                                    PURCHASE
 PRIMARY RESIDENCE                                                   RELOCATION                     N
                                    09/10/2002
 529705501                          11/01/2002                       $1,110.21                      $100,000.00
 NY                                                                  03/01/2003                     25.19
 11374                               SINGLE FAMILY                   $97,495.84                     6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 529967705                          09/18/2002                       $1,181.40                      $140,000.00
 MA                                 11/01/2002                       02/01/2003                     61.95
                                     SINGLE FAMILY
 02645                                                               $138,059.90                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 530046804                          08/02/2002                       $8,488.49                      $990,000.00
 NY                                 10/01/2002                       01/01/2003                     66
 10583                               SINGLE FAMILY                   $973,164.33                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   SELECT                         N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 530588409                          07/25/2002                       $3,784.67                      $441,400.00
 CA                                 09/01/2002                       02/01/2003                     59.25
 92660                               PUD                             $432,368.84                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/13/2002
 530590405                          10/01/2002                       $3,067.01                      $357,700.00
 MI                                                                  01/01/2003                     57.69
 48025                               SINGLE FAMILY                   $350,664.44                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 530802800                          07/29/2002                       $3,241.06                      $378,000.00
 PA                                 09/01/2002                       02/01/2003                     80
                                     SINGLE FAMILY
 19010                                                               $367,833.05                    6.25
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 530913508                          08/13/2002                       $3,399.95                      $399,700.00
 CA                                 09/01/2002                       02/01/2003                     51.91
 90293                               SINGLE FAMILY                   $391,405.53                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/06/2002
 530966803                          11/01/2002                       $3,635.48                      $424,000.00
 NJ                                                                  02/01/2003                     68.39
 07722                               SINGLE FAMILY                   $418,216.59                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 531040806                          09/26/2002                       $4,725.60                      $560,000.00
 TX                                 11/01/2002                       02/01/2003                     80
                                     SINGLE FAMILY
 78372                                                               $552,239.64                    6
 SECOND HOME                        PURCHASE                         STANDARD                       N

 531111607                          09/06/2002                       $4,756.70                      $559,200.00
 NJ                                 11/01/2002                       02/01/2003                     80
 07458                               SINGLE FAMILY                   $551,531.74                    6.125
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/03/2002
 531145100                          11/01/2002                       $3,591.32                      $418,850.00
 PA                                                                  01/01/2003                     69.23
 19422                               PUD                             $412,139.86                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 531147809                          08/09/2002                       $3,122.28                      $370,000.00
 NY                                 10/01/2002                       01/01/2003                     61.67
                                     SINGLE FAMILY
 10994                                                               $363,574.67                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 531302909                          07/26/2002                       $3,018.45                      $354,850.00
 TX                                 09/01/2002                       01/01/2003                     79.74
 78666                               SINGLE FAMILY                   $347,513.52                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/21/2002
 531380608                          12/01/2002                       $3,142.89                      $366,550.00
 MA                                                                  02/01/2003                     47.6
 02459                               CONDOMINIUM                     $362,829.34                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 531434900                          09/19/2002                       $3,645.47                      $432,000.00
 NJ                                 11/01/2002                       02/01/2003                     57.6
                                     SINGLE FAMILY
 07052                                                               $426,013.41                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 531618601                          08/22/2002                       $3,892.46                      $457,600.00
 MA                                 10/01/2002                       02/01/2003                     67.2
 01106                               SINGLE FAMILY                   $439,633.61                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 531681104                          10/09/2002                       $4,933.63                      $580,000.00
 NJ                                 12/01/2002                       01/01/2003                     37.42
 07722                               SINGLE FAMILY                   $574,050.10                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/14/2002
 531706109                          09/01/2002                       $4,551.85                      $410,000.00
 NJ                                                                  02/01/2003                     59.85
 07746                               SINGLE FAMILY                   $393,829.21                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 531838308                          10/21/2002                       $3,018.65                      $360,600.00
 CA                                 12/01/2002                       01/01/2003                     56.34
                                     SINGLE FAMILY
 91326                                                               $356,821.93                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 531951804                          09/05/2002                       $4,771.91                      $425,000.00
 NJ                                 11/01/2002                       02/01/2003                     23.61
 07712                               SINGLE FAMILY                   $414,686.30                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/22/2002
 532006905                          10/01/2002                       $3,976.55                      $444,500.00
 MI                                                                  02/01/2003                     71.12
 48302                               SINGLE FAMILY                   $436,105.77                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 532087301                          09/05/2002                       $4,756.70                      $559,200.00
 NY                                 11/01/2002                       02/01/2003                     80
                                     SINGLE FAMILY
 10956                                                               $515,811.66                    6.125
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 532092301                          09/23/2002                       $4,029.89                      $470,000.00
 PA                                 11/01/2002                       02/01/2003                     68.12
 17754                               SINGLE FAMILY                   $462,114.68                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/18/2002
 532100500                          11/01/2002                       $3,871.27                      $451,500.00
 CA                                                                  01/01/2003                     76.44
 93117                               CONDOMINIUM                     $444,983.29                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 532133709                          10/31/2002                       $8,438.20                      $992,000.00
 OH                                 12/01/2002                       01/01/2003                     68.41
                                     SINGLE FAMILY
 43551                                                               $981,823.63                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 532294907                          10/02/2002                       $3,944.15                      $460,000.00
 MA                                 12/01/2002                       02/01/2003                     69.7
 02675                               SINGLE FAMILY                   $455,330.81                    6.25
                                    PURCHASE
 SECOND HOME                                                         STANDARD                       N
                                    09/26/2002
 532300605                          11/01/2002                       $3,921.39                      $461,000.00
 PA                                                                  01/01/2003                     79.97
 19460                               PUD                             $454,678.33                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 532318102                          09/20/2002                       $3,500.86                      $425,000.00
 VA                                 11/01/2002                       02/01/2003                     45.95
                                     SINGLE FAMILY
 23220                                                               $418,922.75                    5.625
 PRIMARY RESIDENCE                  PURCHASE                         RELOCATION                     N

 532369105                          08/27/2002                       $3,155.82                      $371,000.00
 TX                                 10/01/2002                       02/01/2003                     67.45
 75025                               SINGLE FAMILY                   $363,977.85                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 532455003                          09/19/2002                       $3,938.15                      $459,300.00
 MI                                 11/01/2002                       02/01/2003                     65.61
 48603                               SINGLE FAMILY                   $453,067.68                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    11/01/2002
 532541307                          01/01/2003                       $3,401.40                      $396,700.00
 MI                                                                  02/01/2003                     67.81
 48069                               SINGLE FAMILY                   $394,022.54                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 532605003                          08/26/2002                       $4,649.47                      $559,900.00
 MA                                 10/01/2002                       02/01/2003                     80
                                     SINGLE FAMILY
 01545                                                               $549,972.23                    5.75
 PRIMARY RESIDENCE                  PURCHASE                         RELOCATION                     N

 532758208                          09/19/2002                       $6,188.03                      $721,700.00
 CO                                 11/01/2002                       02/01/2003                     49.77
 81210                               SINGLE FAMILY                   $711,907.11                    6.25
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    10/17/2002
 532837200                          12/01/2002                       $3,850.75                      $460,000.00
 MI                                                                  02/01/2003                     80
 48176                               SINGLE FAMILY                   $455,180.48                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 532843406                          08/30/2002                       $2,746.25                      $322,850.00
 CA                                 10/01/2002                       02/01/2003                     49.67
                                     SINGLE FAMILY
 91344                                                               $317,301.80                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 532922309                          11/08/2002                       $4,685.18                      $564,200.00
 TX                                 01/01/2003                       01/01/2003                     58.16
 77006                               SINGLE FAMILY                   $560,227.06                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/23/2002
 533135208                          10/01/2002                       $2,892.13                      $340,000.00
 NY                                                                  02/01/2003                     25.19
 11797                               SINGLE FAMILY                   $331,699.00                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533169108                          09/12/2002                       $5,431.91                      $643,700.00
 CT                                 11/01/2002                       02/01/2003                     64.95
                                     SINGLE FAMILY
 06412                                                               $634,779.73                    6
 PRIMARY RESIDENCE                  PURCHASE                         STATED INCOME                  N

 533200705                          09/18/2002                       $4,524.77                      $536,200.00
 NJ                                 11/01/2002                       01/01/2003                     67.03
 08057                               SINGLE FAMILY                   $528,769.42                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/18/2002
 533208708                          12/01/2002                       $2,865.32                      $339,550.00
 MI                                                                  01/01/2003                     50.38
 48322                               SINGLE FAMILY                   $336,029.75                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 533216909                          10/02/2002                       $3,375.43                      $400,000.00
 PA                                 12/01/2002                       02/01/2003                     53.33
                                     PUD
 19002                                                               $392,410.92                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533245304                          09/23/2002                       $3,375.43                      $400,000.00
 MA                                 11/01/2002                       01/01/2003                     62.99
 01740                               SINGLE FAMILY                   $394,456.88                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 533311007                          10/18/2002                       $4,134.90                      $490,000.00
 NY                                 12/01/2002                       02/01/2003                     70
 10941                               SINGLE FAMILY                   $484,919.99                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/23/2002
 533332300                          11/01/2002                       $2,762.50                      $330,000.00
 CT                                                                  01/01/2003                     55
 06460                               SINGLE FAMILY                   $325,378.70                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533465506                          10/29/2002                       $3,043.77                      $363,600.00
 MI                                 12/01/2002                       01/01/2003                     58.65
                                     SINGLE FAMILY
 48306                                                               $359,790.47                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 533503207                          10/07/2002                       $4,902.51                      $600,000.00
 MI                                 12/01/2002                       01/01/2003                     75
 48306                               SINGLE FAMILY                   $593,512.82                    5.5
                                    PURCHASE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/24/2002
 533521308                          12/01/2002                       $3,252.21                      $388,500.00
 MI                                                                  01/01/2003                     49.18
 48374                               CONDOMINIUM                     $384,429.10                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533542908                          10/09/2002                       $2,965.44                      $360,000.00
 PA                                 12/01/2002                       02/01/2003                     80
                                     SINGLE FAMILY
 18901                                                               $356,148.18                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533552006                          09/25/2002                       $3,375.43                      $400,000.00
 CA                                 11/01/2002                       02/01/2003                     50.31
 92705                               SINGLE FAMILY                   $393,204.61                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    09/20/2002
 533623500                          11/01/2002                       $3,606.65                      $424,000.00
 FL                                                                  01/01/2003                     66.25
 32034                               SINGLE FAMILY                   $418,185.74                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 533640405                          09/23/2002                       $3,003.29                      $355,900.00
 MA                                 11/01/2002                       01/01/2003                     41.87
                                     SINGLE FAMILY
 02332                                                               $350,968.00                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533670303                          10/01/2002                       $4,145.03                      $491,200.00
 WA                                 12/01/2002                       02/01/2003                     65.93
 98607                               SINGLE FAMILY                   $485,037.29                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/11/2002
 533704003                          11/01/2002                       $5,485.07                      $650,000.00
 TX                                                                  01/01/2003                     77.2
 76092                               PUD                             $639,432.15                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533706602                          09/26/2002                       $5,022.72                      $600,000.00
 CT                                 11/01/2002                       02/01/2003                     60
                                     SINGLE FAMILY
 06416                                                               $591,597.66                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 533707402                          09/27/2002                       $2,826.93                      $335,000.00
 CA                                 11/01/2002                       01/01/2003                     69.07
 95945                               SINGLE FAMILY                   $330,357.60                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 533747903                          10/16/2002                       $4,119.29                      $488,150.00
 CA                                 11/01/2002                       01/01/2003                     38.29
 95404                               SINGLE FAMILY                   $478,037.39                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    10/15/2002
 533837001                          12/01/2002                       $3,222.91                      $385,000.00
 NJ                                                                  01/01/2003                     79.38
 08742                               SINGLE FAMILY                   $380,966.28                    5.875
 SECOND HOME                        PURCHASE                         SELECT                         N

 533890901                          10/25/2002                       $3,371.21                      $399,500.00
 MI                                 12/01/2002                       01/01/2003                     79.9
                                     SINGLE FAMILY
 48307                                                               $395,358.23                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 533894705                          09/18/2002                       $4,973.06                      $580,000.00
 IL                                 11/01/2002                       02/01/2003                     74.36
 60614                               CONDOMINIUM                     $516,785.25                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/11/2002
 533908109                          12/01/2002                       $4,063.87                      $477,750.00
 NY                                                                  01/01/2003                     67.29
 12866                               SINGLE FAMILY                   $472,849.01                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 534012901                          10/25/2002                       $3,036.20                      $359,800.00
 NJ                                 12/01/2002                       01/01/2003                     70
                                     SINGLE FAMILY
 07626                                                               $356,069.81                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 534066204                          10/22/2002                       $4,873.28                      $577,500.00
 NJ                                 12/01/2002                       01/01/2003                     70
 08008                               SINGLE FAMILY                   $571,257.48                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/29/2002
 534078902                          12/01/2002                       $5,304.82                      $633,700.00
 NJ                                                                  01/01/2003                     74.99
 08008                               SINGLE FAMILY                   $627,057.19                    5.875
 SECOND HOME                        PURCHASE                         STANDARD                       N

 534086509                          10/24/2002                       $3,768.27                      $443,000.00
 MI                                 12/01/2002                       01/01/2003                     50.06
                                     SINGLE FAMILY
 48236                                                               $438,455.51                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 534093802                          10/23/2002                       $3,037.89                      $360,000.00
 CA                                 12/01/2002                       01/01/2003                     78.26
 91765                               SINGLE FAMILY                   $355,698.48                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/23/2002
 534110309                          11/01/2002                       $4,168.66                      $494,000.00
 NJ                                                                  01/01/2003                     32.08
 07458                               SINGLE FAMILY                   $487,154.23                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 534149703                          10/21/2002                       $2,817.75                      $336,600.00
 FL                                 12/01/2002                       02/01/2003                     77.38
                                     PUD
 33437                                                               $333,073.35                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 534248505                          09/20/2002                       $3,034.56                      $362,500.00
 WA                                 11/01/2002                       01/01/2003                     51.79
 98221                               SINGLE FAMILY                   $357,423.59                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 534302302                          09/20/2002                       $2,868.74                      $337,250.00
 FL                                 11/01/2002                       01/01/2003                     45.57
 33609                               SINGLE FAMILY                   $332,625.30                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SUPER SELECT                   N
                                    10/14/2002
 534318209                          12/01/2002                       $3,683.33                      $440,000.00
 MS                                                                  01/01/2003                     69.84
 39601                               SINGLE FAMILY                   $435,390.02                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 534327705                          10/10/2002                       $3,030.37                      $362,000.00
 TX                                 12/01/2002                       02/01/2003                     53.63
                                     SINGLE FAMILY
 76028                                                               $358,207.25                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534375506                          12/10/2002                       $3,641.35                      $438,500.00
 MI                                 02/01/2003                       02/01/2003                     60.07
 48301                               SINGLE FAMILY                   $436,950.80                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    11/06/2002
 534392709                          01/01/2003                       $3,850.75                      $460,000.00
 CT                                                                  01/01/2003                     47.92
 06840                               SINGLE FAMILY                   $456,794.84                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534456207                          11/19/2002                       $6,328.09                      $749,900.00
 NY                                 01/01/2003                       02/01/2003                     57.68
                                     SINGLE FAMILY
 10924                                                               $744,729.93                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534465901                          10/07/2002                       $3,129.99                      $373,900.00
 TX                                 11/01/2002                       01/01/2003                     70.38
 78572                               SINGLE FAMILY                   $368,663.95                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    10/17/2002
 534475207                          12/01/2002                       $5,943.55                      $710,000.00
 CA                                                                  01/01/2003                     37.13
 90402                               SINGLE FAMILY                   $702,561.17                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 534481403                          10/08/2002                       $3,733.55                      $446,000.00
 CA                                 12/01/2002                       01/01/2003                     46.22
                                     PUD
 94506                                                               $441,327.17                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534515705                          10/28/2002                       $2,906.44                      $350,000.00
 FL                                 12/01/2002                       02/01/2003                     39.77
 32607                               PUD                             $346,294.22                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/11/2002
 534519509                          12/01/2002                       $3,572.63                      $420,000.00
 TN                                                                  01/01/2003                     79.25
 37922                               SINGLE FAMILY                   $415,618.12                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534526009                          12/19/2002                       $3,335.09                      $398,400.00
 TX                                 02/01/2003                       03/01/2003                     80
                                     SINGLE FAMILY
 76230                                                               $396,885.90                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534526207                          09/25/2002                       $6,328.93                      $750,000.00
 CO                                 11/01/2002                       02/01/2003                     50
 80435                               CONDOMINIUM                     $739,606.66                    6
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 534526900                          11/15/2002                       $4,472.87                      $530,050.00
 MI                                 01/01/2003                       01/01/2003                     67.1
 48304                               SINGLE FAMILY                   $526,395.65                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/11/2002
 534529904                          12/01/2002                       $6,328.93                      $750,000.00
 PA                                                                  01/01/2003                     68.09
 19085                               SINGLE FAMILY                   $742,224.47                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 534532700                          09/21/2002                       $2,886.51                      $347,600.00
 CA                                 11/01/2002                       01/01/2003                     79
                                     SINGLE FAMILY
 90277                                                               $342,681.07                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 534533906                          11/12/2002                       $4,170.53                      $498,200.00
 VT                                 01/01/2003                       01/01/2003                     52.94
 05155                               CONDOMINIUM                     $494,728.67                    5.875
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    11/21/2002
 534565007                          01/01/2003                       $5,517.14                      $653,800.00
 MI                                                                  01/01/2003                     70
 48167                               PUD                             $649,292.48                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534575303                          11/21/2002                       $3,451.38                      $409,000.00
 MO                                 01/01/2003                       02/01/2003                     78.65
                                     SINGLE FAMILY
 63366                                                               $406,180.21                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 534587100                          12/05/2002                       $3,175.74                      $327,600.00
 MI                                 02/01/2003                       02/01/2003                     74.46
 48188                               SINGLE FAMILY                   $326,028.13                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/25/2002
 534606108                          12/01/2002                       $3,881.75                      $460,000.00
 NJ                                                                  02/01/2003                     80
 08054                               SINGLE FAMILY                   $455,230.98                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 534663307                          09/23/2002                       $7,577.71                      $682,550.00
 MI                                 11/01/2002                       01/01/2003                     50.56
                                     SINGLE FAMILY
 48047                                                               $661,455.11                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 534697503                          11/22/2002                       $3,752.50                      $338,000.00
 MI                                 01/01/2003                       02/01/2003                     51.52
 48167                               SINGLE FAMILY                   $333,368.45                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/16/2002
 534742002                          12/01/2002                       $4,907.03                      $581,500.00
 TX                                                                  01/01/2003                     79.22
 78730                               SINGLE FAMILY                   $575,370.86                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 534796206                          10/29/2002                       $4,219.29                      $500,000.00
 NY                                 12/01/2002                       02/01/2003                     63.69
                                     2-4 FAMILY
 11050                                                               $494,731.90                    6
 PRIMARY RESIDENCE                  PURCHASE                         STATED INCOME                  N

 534800404                          11/26/2002                       $3,828.93                      $457,393.00
 CA                                 01/01/2003                       01/01/2003                     48.15
 90064                               SINGLE FAMILY                   $454,206.00                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 534825302                          10/09/2002                       $3,574.58                      $423,600.00
 IN                                 12/01/2002                       02/01/2003                     80
 46143                               PUD                             $419,208.38                    6
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/14/2002
 534884200                          12/01/2002                       $3,819.89                      $460,000.00
 NJ                                                                  02/01/2003                     68.15
 07401                               CONDOMINIUM                     $455,129.57                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 534985601                          11/25/2002                       $3,164.31                      $378,000.00
 MI                                 01/01/2003                       01/01/2003                     79.58
                                     SINGLE FAMILY
 48306                                                               $375,366.19                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535031405                          11/08/2002                       $5,022.72                      $600,000.00
 NJ                                 01/01/2003                       02/01/2003                     77.17
 07624                               SINGLE FAMILY                   $595,819.35                    5.875
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/05/2002
 535045306                          02/01/2003                       $4,367.96                      $526,000.00
 TX                                                                  01/01/2003                     35.07
 77056                               SINGLE FAMILY                   $524,152.46                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        SUPER SELECT                   N

 535070007                          10/10/2002                       $5,247.33                      $541,300.00
 CT                                 12/01/2002                       01/01/2003                     49.77
                                     SINGLE FAMILY
 06412                                                               $533,470.14                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535153803                          11/20/2002                       $2,724.41                      $325,450.00
 MI                                 01/01/2003                       02/01/2003                     59.72
 48304                               SINGLE FAMILY                   $322,543.01                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 535199004                          12/01/2002                       $2,804.35                      $335,000.00
 MA                                                                  02/01/2003                     79.95
 02173                               SINGLE FAMILY                   $331,490.13                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535257802                          11/13/2002                       $4,019.19                      $484,000.00
 NJ                                 01/01/2003                       02/01/2003                     48.4
                                     SINGLE FAMILY
 07039                                                               $480,591.81                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535288609                          11/20/2002                       $3,032.05                      $362,200.00
 MI                                 01/01/2003                       01/01/2003                     76.25
 49712                               SINGLE FAMILY                   $359,676.28                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    11/05/2002
 535312300                          12/01/2002                       $4,390.69                      $524,500.00
 CA                                                                  01/01/2003                     63.58
 92562                               PUD                             $519,004.70                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535342307                          11/20/2002                       $3,550.48                      $383,950.00
 MI                                 01/01/2003                       02/01/2003                     69.81
                                     SINGLE FAMILY
 48170                                                               $380,624.19                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535361703                          10/21/2002                       $5,451.32                      $646,000.00
 NH                                 12/01/2002                       02/01/2003                     49.69
 03840                               SINGLE FAMILY                   $639,302.66                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SUPER SELECT                   N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 535363907                          10/31/2002                       $4,528.82                      $541,000.00
 CA                                 01/01/2003                       01/01/2003                     45.27
 95476                               SINGLE FAMILY                   $537,230.45                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    09/30/2002
 535373708                          11/01/2002                       $3,052.43                      $356,000.00
 IL                                                                  01/01/2003                     59.14
 60048                               PUD                             $351,169.38                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535392500                          10/24/2002                       $8,025.88                      $958,750.00
 CA                                 12/01/2002                       01/01/2003                     65
                                     CONDOMINIUM
 94118                                                               $948,704.98                    5.875
 SECOND HOME                        PURCHASE                         STANDARD                       N

 535468706                          11/06/2002                       $3,039.31                      $366,000.00
 OR                                 12/01/2002                       01/01/2003                     51.55
 97219                               SINGLE FAMILY                   $362,124.81                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/07/2002
 535469506                          01/01/2003                       $2,800.69                      $340,000.00
 NV                                                                  01/01/2003                     80
 89147                               PUD                             $337,580.46                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535479406                          10/29/2002                       $3,829.43                      $453,800.00
 CA                                 12/01/2002                       02/01/2003                     52.77
                                     SINGLE FAMILY
 96137                                                               $448,520.11                    6
 SECOND HOME                        REFINANCE                        SELECT                         N

 535492508                          11/26/2002                       $3,453.27                      $415,850.00
 MI                                 01/01/2003                       02/01/2003                     57.36
 48302                               SINGLE FAMILY                   $409,820.81                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/29/2002
 535495402                          12/01/2002                       $3,019.87                      $363,660.00
 WA                                                                  01/01/2003                     74.98
 98642                               SINGLE FAMILY                   $358,834.56                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 535500508                          11/08/2002                       $3,566.13                      $426,000.00
 IL                                 01/01/2003                       02/01/2003                     51.02
                                     SINGLE FAMILY
 60093                                                               $423,031.74                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535519409                          10/25/2002                       $3,472.37                      $414,800.00
 CA                                 12/01/2002                       01/01/2003                     70.91
 91320                               SINGLE FAMILY                   $405,417.27                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    11/18/2002
 535520704                          01/01/2003                       $3,767.04                      $450,000.00
 PA                                                                  01/01/2003                     68.18
 19002                               PUD                             $446,864.51                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535522700                          11/05/2002                       $3,181.06                      $380,000.00
 MI                                 01/01/2003                       01/01/2003                     66.09
                                     PUD
 48843                                                               $377,352.25                    5.875
 PRIMARY RESIDENCE                  PURCHASE                         SELECT                         N

 535531305                          10/30/2002                       $3,892.61                      $465,000.00
 NJ                                 12/01/2002                       01/01/2003                     33.82
 07945                               SINGLE FAMILY                   $460,128.08                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 535563902                          11/04/2002                       $4,225.45                      $380,600.00
 MI                                 12/01/2002                       02/01/2003                     77.52
 49801                               SINGLE FAMILY                   $372,090.24                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    10/15/2002
 535596001                          12/01/2002                       $3,628.90                      $437,000.00
 MI                                                                  01/01/2003                     65.39
 48363                               SINGLE FAMILY                   $432,373.07                    5.75
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 535608608                          11/26/2002                       $5,485.07                      $650,000.00
 CT                                 01/01/2003                       01/01/2003                     56.03
                                     SINGLE FAMILY
 06840                                                               $645,518.68                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535615306                          10/31/2002                       $3,139.20                      $375,000.00
 FL                                 12/01/2002                       01/01/2003                     44.01
 33446                               SINGLE FAMILY                   $371,071.05                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/23/2002
 535617807                          02/01/2003                       $2,936.63                      $348,000.00
 MI                                                                  02/01/2003                     52.73
 48324                               SINGLE FAMILY                   $346,803.37                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 535637409                          12/19/2002                       $3,604.64                      $430,600.00
 IN                                 02/01/2003                       02/01/2003                     67.28
                                     SINGLE FAMILY
 46158                                                               $425,137.96                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 535669907                          10/31/2002                       $3,967.10                      $481,600.00
 CA                                 12/01/2002                       01/01/2003                     56.66
 92651                               SINGLE FAMILY                   $475,373.82                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/22/2002
 535694509                          12/01/2002                       $3,352.59                      $407,000.00
 TX                                                                  01/01/2003                     79.8
 75019                               PUD                             $401,638.28                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535727507                          11/08/2002                       $4,846.28                      $583,600.00
 NE                                 01/01/2003                       02/01/2003                     79.99
                                     SINGLE FAMILY
 68130                                                               $579,490.45                    5.75
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 535754501                          11/01/2002                       $3,180.48                      $383,000.00
 TX                                 01/01/2003                       02/01/2003                     79.79
 76034                               PUD                             $380,303.01                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 535784805                          12/01/2002                       $3,375.43                      $400,000.00
 FL                                                                  02/01/2003                     54.79
 33414                               PUD                             $395,853.04                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 535791602                          11/04/2002                       $3,348.48                      $400,000.00
 NC                                 01/01/2003                       02/01/2003                     77.97
                                     PUD
 27455                                                               $397,212.90                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535829303                          12/24/2002                       $3,227.10                      $385,500.00
 MI                                 02/01/2003                       02/01/2003                     39.27
 48324                               SINGLE FAMILY                   $384,160.24                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SUPER SELECT                   N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 535832208                          12/27/2002                       $3,489.46                      $430,550.00
 MI                                 02/01/2003                       02/01/2003                     72.97
 48170                               SINGLE FAMILY                   $428,989.05                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/16/2002
 535849202                          11/01/2002                       $2,803.51                      $334,900.00
 WA                                                                  02/01/2003                     78.8
 99203                               SINGLE FAMILY                   $330,210.12                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 535870406                          10/29/2002                       $4,299.46                      $509,500.00
 TX                                 12/01/2002                       02/01/2003                     40.76
                                     PUD
 75230                                                               $504,217.80                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 535901904                          12/04/2002                       $8,635.30                      $838,100.00
 WA                                 01/01/2003                       02/01/2003                     31.04
 98136                               SINGLE FAMILY                   $828,868.30                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    11/07/2002
 535992002                          01/01/2003                       $3,706.80                      $450,000.00
 FL                                                                  01/01/2003                     36
 33156                               SINGLE FAMILY                   $446,797.67                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 535994503                          11/05/2002                       $4,281.87                      $511,500.00
 MI                                 12/01/2002                       03/01/2003                     73.07
                                     SINGLE FAMILY
 48640                                                               $505,622.68                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 536084809                          01/02/2003                       $4,674.97                      $554,000.00
 MI                                 02/01/2003                       02/01/2003                     67.15
 48307                               SINGLE FAMILY                   $552,095.03                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/12/2002
 536185200                          02/01/2003                       $5,425.44                      $664,000.00
 MA                                                                  01/01/2003                     80
 01776                               SINGLE FAMILY                   $661,617.89                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 536211006                          11/07/2002                       $5,459.76                      $647,000.00
 NC                                 01/01/2003                       02/01/2003                     63.25
                                     PUD
 28075                                                               $642,539.36                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 536233901                          12/13/2002                       $3,633.10                      $434,000.00
 NJ                                 02/01/2003                       01/01/2003                     39.45
 07722                               SINGLE FAMILY                   $432,491.69                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/10/2002
 536258502                          02/01/2003                       $6,277.56                      $749,900.00
 NJ                                                                  01/01/2003                     48.38
 07722                               SINGLE FAMILY                   $747,293.83                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 536280407                          11/06/2002                       $3,533.81                      $429,000.00
 OH                                 01/01/2003                       01/01/2003                     68.2
                                     SINGLE FAMILY
 45208                                                               $425,947.12                    5.625
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 536282007                          10/30/2002                       $8,371.19                      $1,000,000.00
 NV                                 12/01/2002                       01/01/2003                     53.05
 89451                               SINGLE FAMILY                   $989,522.80                    5.875
                                    PURCHASE
 SECOND HOME                                                         SELECT                         N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 536364904                          11/04/2002                       $3,922.01                      $480,000.00
 FL                                 01/01/2003                       02/01/2003                     46.83
 34996                               SINGLE FAMILY                   $476,548.09                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 536392707                          02/01/2003                       $3,716.81                      $444,000.00
 MI                                                                  02/01/2003                     31.71
 49408                               SINGLE FAMILY                   $442,373.75                    5.875
 SECOND HOME                        REFINANCE                        STREAMLINE                     N

 536437304                          10/25/2002                       $5,795.85                      $697,950.00
 TN                                 12/01/2002                       01/01/2003                     73.47
                                     SINGLE FAMILY
 37347                                                               $687,546.66                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 536471402                          11/21/2002                       $3,731.96                      $442,250.00
 CT                                 01/01/2003                       02/01/2003                     63.18
 06117                               SINGLE FAMILY                   $439,200.98                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    11/12/2002
 536491004                          01/01/2003                       $5,214.15                      $627,900.00
 CO                                                                  02/01/2003                     52.33
 80026                               PUD                             $623,478.51                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 536516305                          12/10/2002                       $10,367.04                     $1,000,000.00
 WA                                 02/01/2003                       01/01/2003                     37.04
                                     SINGLE FAMILY
 98188                                                               $994,632.96                    6
 PRIMARY RESIDENCE                  REFINANCE                        SUPER SELECT                   N

 536555105                          12/26/2002                       $3,483.99                      $419,550.00
 TX                                 02/01/2003                       01/01/2003                     52.44
 78746                               SINGLE FAMILY                   $418,076.35                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/11/2002
 536619802                          02/01/2003                       $8,111.40                      $738,950.00
 TX                                                                  01/01/2003                     53.74
 77019                               SINGLE FAMILY                   $734,379.40                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        SUPER SELECT                   N

 536652001                          12/05/2002                       $2,737.27                      $332,300.00
 IL                                 01/01/2003                       01/01/2003                     73.84
                                     SINGLE FAMILY
 60540                                                               $329,935.25                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 536693609                          11/21/2002                       $3,065.05                      $369,100.00
 PA                                 01/01/2003                       01/01/2003                     46.14
 19425                               SINGLE FAMILY                   $366,500.89                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/03/2002
 536706401                          02/01/2003                       $930.06                        $112,000.00
 FL                                                                  01/01/2003                     40
 33067                               PUD                             $111,606.61                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 536720204                          11/25/2002                       $3,915.63                      $467,750.00
 CA                                 01/01/2003                       02/01/2003                     51.97
                                     SINGLE FAMILY
 90046                                                               $464,490.83                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 536725302                          11/18/2002                       $3,041.39                      $350,400.00
 WA                                 01/01/2003                       01/01/2003                     77.87
 99352                               SINGLE FAMILY                   $347,668.69                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 536729700                          11/05/2002                       $6,020.48                      $725,000.00
 MI                                 12/01/2002                       02/01/2003                     65.91
 48363                               SINGLE FAMILY                   $717,323.78                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SUPER SELECT                   N
                                    12/09/2002
 536730807                          02/01/2003                       $4,864.96                      $585,850.00
 MI                                                                  01/01/2003                     79.92
 48430                               SINGLE FAMILY                   $583,792.24                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 536780505                          11/06/2002                       $3,551.45                      $417,510.00
 IL                                 12/01/2002                       02/01/2003                     78.63
                                     SINGLE FAMILY
 60010                                                               $413,226.98                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 536828304                          12/17/2002                       $4,206.03                      $506,500.00
 CO                                 02/01/2003                       02/01/2003                     66.21
 81301                               PUD                             $496,989.63                    5.75
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    11/15/2002
 536858202                          01/01/2003                       $5,766.13                      $700,000.00
 OH                                                                  02/01/2003                     68.29
 44202                               PUD                             $695,018.59                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 536888209                          11/15/2002                       $2,919.34                      $345,952.00
 CA                                 01/01/2003                       02/01/2003                     62.9
                                     CONDOMINIUM
 92649                                                               $341,400.17                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 536901606                          11/20/2002                       $6,013.25                      $730,000.00
 MI                                 01/01/2003                       01/01/2003                     52.14
 48236                               SINGLE FAMILY                   $724,805.11                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SUPER SELECT                   N
                                    11/20/2002
 536974207                          01/01/2003                       $3,257.29                      $392,250.00
 PA                                                                  01/01/2003                     52.65
 19072                               SINGLE FAMILY                   $389,487.88                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 537021602                          12/23/2002                       $2,981.40                      $356,150.00
 AZ                                 02/01/2003                       02/01/2003                     45.08
                                     SINGLE FAMILY
 85253                                                               $354,912.25                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 537023509                          12/05/2002                       $3,446.21                      $415,000.00
 MI                                 01/01/2003                       01/01/2003                     69.17
 48375                               SINGLE FAMILY                   $412,023.63                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/13/2002
 537038002                          01/01/2003                       $3,375.43                      $400,000.00
 FL                                                                  02/01/2003                     60.61
 34108                               CONDOMINIUM                     $397,242.26                    6
 SECOND HOME                        PURCHASE                         SELECT                         N

 537052201                          11/14/2002                       $3,348.48                      $400,000.00
 NH                                 01/01/2003                       02/01/2003                     61.54
                                     SINGLE FAMILY
 03854                                                               $397,212.90                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 537068207                          11/14/2002                       $5,485.07                      $650,000.00
 WA                                 01/01/2003                       01/01/2003                     76.47
 98499                               SINGLE FAMILY                   $645,503.61                    6
                                    PURCHASE
 PRIMARY RESIDENCE                                                   RELOCATION                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 537070500                          11/20/2002                       $4,604.16                      $550,000.00
 NC                                 01/01/2003                       02/01/2003                     75.6
 27705                               SINGLE FAMILY                   $546,167.74                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    11/20/2002
 537103004                          01/01/2003                       $3,147.26                      $379,000.00
 NJ                                                                  01/01/2003                     85.17
 08033                               SINGLE FAMILY                   $376,331.18                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 537177206                          11/20/2002                       $3,222.00                      $388,000.00
 CO                                 01/01/2003                       02/01/2003                     80
                                     SINGLE FAMILY
 80104                                                               $385,267.81                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 537302408                          11/20/2002                       $3,263.52                      $393,000.00
 ME                                 01/01/2003                       02/01/2003                     65.5
 04444                               SINGLE FAMILY                   $390,232.60                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    12/06/2002
 537310104                          01/01/2003                       $4,204.01                      $502,200.00
 MO                                                                  01/01/2003                     76.56
 63132                               SINGLE FAMILY                   $498,700.81                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 537311409                          12/04/2002                       $1,812.21                      $220,000.00
 NJ                                 02/01/2003                       01/01/2003                     23.4
                                     SINGLE FAMILY
 07733                                                               $219,219.04                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 537321101                          12/23/2002                       $4,194.97                      $380,000.00
 TX                                 02/01/2003                       02/01/2003                     50.67
 77004                               CONDOMINIUM                     $376,335.46                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    12/12/2002
 537346900                          02/01/2003                       $3,400.80                      $406,250.00
 CT                                                                  01/01/2003                     57.22
 06070                               SINGLE FAMILY                   $404,838.13                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 537350308                          11/01/2002                       $3,500.86                      $425,000.00
 TX                                 01/01/2003                       03/01/2003                     68
                                     PUD
 78418                                                               $421,975.59                    5.625
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 537351405                          12/10/2002                       $4,219.29                      $500,000.00
 MI                                 02/01/2003                       02/01/2003                     35.71
 48382                               PUD                             $497,280.71                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    01/18/2003
 537355109                          03/01/2003                       $3,161.00                      $358,700.00
 MI                                                                  02/01/2003                     44.84
 48331                               SINGLE FAMILY                   $358,700.00                    6
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 537381105                          11/14/2002                       $4,147.56                      $491,500.00
 NH                                 01/01/2003                       03/01/2003                     39.01
                                     SINGLE FAMILY
 03870                                                               $488,111.43                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 537390007                          12/19/2002                       $3,288.43                      $396,000.00
 WY                                 01/01/2003                       01/01/2003                     63.36
 82922                               SINGLE FAMILY                   $389,806.06                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 537419103                          12/05/2002                       $4,783.08                      $595,000.00
 CT                                 02/01/2003                       02/01/2003                     76.77
 06001                               SINGLE FAMILY                   $592,820.05                    5.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    12/16/2002
 537481202                          02/01/2003                       $3,186.63                      $390,000.00
 FL                                                                  01/01/2003                     24.31
 33606                               SINGLE FAMILY                   $388,600.87                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 537525305                          11/08/2002                       $3,653.81                      $440,000.00
 TN                                 01/01/2003                       01/01/2003                     78.57
                                     PUD
 37027                                                               $436,901.64                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 537530503                          11/21/2002                       $4,320.52                      $393,600.00
 TX                                 01/01/2003                       01/01/2003                     62.48
 76017                               SINGLE FAMILY                   $387,910.44                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/26/2002
 537545402                          01/01/2003                       $3,268.34                      $400,000.00
 MI                                                                  02/01/2003                     63.8
 48348                               SINGLE FAMILY                   $397,123.41                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         SELECT                         N

 537556201                          12/10/2002                       $4,019.39                      $500,000.00
 NJ                                 02/01/2003                       02/01/2003                     67.84
                                     SINGLE FAMILY
 08550                                                               $498,168.11                    5.25
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 537583601                          12/10/2002                       $1,514.12                      $178,000.00
 MA                                 02/01/2003                       02/01/2003                     52.35
 02642                               SINGLE FAMILY                   $177,394.42                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    12/11/2002
 537622102                          02/01/2003                       $4,366.42                      $521,600.00
 IN                                                                  02/01/2003                     80
 46804                               SINGLE FAMILY                   $519,787.25                    5.875
 PRIMARY RESIDENCE                  PURCHASE                         SELECT                         N

 537692105                          11/21/2002                       $3,115.70                      $375,200.00
 PA                                 01/01/2003                       02/01/2003                     68.32
                                     SINGLE FAMILY
 18966                                                               $370,547.44                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 537885709                          12/20/2002                       $5,148.33                      $625,000.00
 TX                                 02/01/2003                       01/01/2003                     76.69
 76126                               SINGLE FAMILY                   $622,781.36                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 537909004                          01/01/2003                       $5,190.07                      $625,000.00
 GA                                                                  02/01/2003                     45.62
 30004                               SINGLE FAMILY                   $620,598.92                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 537924102                          12/19/2002                       $3,403.96                      $420,000.00
 CA                                 02/01/2003                       02/01/2003                     73.04
                                     SINGLE FAMILY
 90717                                                               $418,477.29                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 537926305                          12/13/2002                       $4,800.04                      $573,400.00
 TX                                 01/01/2003                       02/01/2003                     79.53
 78735                               CONDOMINIUM                     $569,404.70                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 538050204                          11/22/2002                       $1,111.28                      $132,750.00
 NH                                 01/01/2003                       02/01/2003                     75
 03818                               SINGLE FAMILY                   $131,825.02                    5.875
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    12/27/2002
 538074600                          02/01/2003                       $5,425.03                      $663,950.00
 NJ                                                                  02/01/2003                     79.81
 08075                               SINGLE FAMILY                   $661,568.07                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 538078908                          11/21/2002                       $4,141.36                      $483,000.00
 FL                                 01/01/2003                       01/01/2003                     70
                                     SINGLE FAMILY
 33156                                                               $479,740.06                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 538109208                          12/05/2002                       $1,272.43                      $152,000.00
 NJ                                 02/01/2003                       02/01/2003                     56.93
 08817                               SINGLE FAMILY                   $151,471.74                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    12/17/2002
 538110800                          02/01/2003                       $4,020.06                      $492,000.00
 NJ                                                                  02/01/2003                     80
 07005                               SINGLE FAMILY                   $490,234.94                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 538111105                          11/21/2002                       $1,307.90                      $157,500.00
 NJ                                 01/01/2003                       02/01/2003                     70
                                     CONDOMINIUM
 07010                                                               $156,390.93                    5.75
 PRIMARY RESIDENCE                  PURCHASE                         STATED INCOME                  N

 538245101                          12/18/2002                       $7,596.04                      $692,000.00
 CO                                 02/01/2003                       02/01/2003                     53.23
 80424                               SINGLE FAMILY                   $687,719.79                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    01/03/2003
 538250408                          03/01/2003                       $5,024.77                      $610,000.00
 IL                                                                  02/01/2003                     34.46
 60614                               SINGLE FAMILY                   $610,000.00                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 538272105                          12/02/2002                       $3,972.66                      $486,200.00
 TN                                 02/01/2003                       01/01/2003                     85
                                     PUD
 37067                                                               $484,455.76                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 538291600                          12/16/2002                       $3,268.34                      $400,000.00
 RI                                 02/01/2003                       02/01/2003                     62.5
 02865                               SINGLE FAMILY                   $398,564.99                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    12/13/2002
 538295601                          02/01/2003                       $5,439.19                      $655,000.00
 NJ                                                                  02/01/2003                     59.55
 07648                               SINGLE FAMILY                   $652,699.35                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 538295700                          11/21/2002                       $3,006.63                      $365,000.00
 NJ                                 01/01/2003                       02/01/2003                     79.35
                                     SINGLE FAMILY
 07631                                                               $361,969.65                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 538300104                          12/13/2002                       $3,640.52                      $445,550.00
 NJ                                 02/01/2003                       01/01/2003                     80
 08816                               PUD                             $443,951.58                    5.5
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 538329202                          11/21/2002                       $6,228.08                      $750,000.00
 AZ                                 01/01/2003                       02/01/2003                     55.56
 85253                               SINGLE FAMILY                   $744,718.72                    5.75
                                    REFINANCE
 SECOND HOME                                                         SELECT                         N
                                    01/03/2003
 538459405                          03/01/2003                       $2,877.56                      $341,000.00
 PA                                                                  02/01/2003                     59.82
 18901                               SINGLE FAMILY                   $341,000.00                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 538462003                          12/24/2002                       $3,175.61                      $379,350.00
 ME                                 02/01/2003                       02/01/2003                     72.67
                                     SINGLE FAMILY
 03909                                                               $378,031.62                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 538527508                          12/16/2002                       $3,799.44                      $465,000.00
 MI                                 02/01/2003                       01/01/2003                     66.43
 48367                               SINGLE FAMILY                   $463,331.81                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/17/2002
 538738105                          02/01/2003                       $3,053.56                      $351,802.00
 CO                                                                  02/01/2003                     39.75
 80124                               SINGLE FAMILY                   $350,434.16                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 538751900                          12/16/2002                       $3,884.23                      $464,000.00
 PA                                 02/01/2003                       02/01/2003                     80
                                     SINGLE FAMILY
 17403                                                               $462,387.44                    5.875
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 538783606                          12/14/2002                       $3,616.44                      $435,500.00
 IL                                 02/01/2003                       01/01/2003                     54.44
 60083                               PUD                             $433,970.33                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/23/2002
 538810409                          02/01/2003                       $4,838.36                      $592,150.00
 MI                                                                  02/01/2003                     69.66
 48304                               SINGLE FAMILY                   $590,025.66                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 538829706                          12/18/2002                       $1,235.60                      $150,000.00
 NJ                                 02/01/2003                       01/01/2003                     60
                                     CONDOMINIUM
 08822                                                               $149,467.53                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 538920703                          12/02/2002                       $3,399.07                      $416,000.00
 FL                                 02/01/2003                       01/01/2003                     80
 34108                               CONDOMINIUM                     $414,507.60                    5.5
                                    PURCHASE
 SECOND HOME                                                         SELECT                         N
                                    12/10/2002
 538940503                          02/01/2003                       $4,353.02                      $520,000.00
 CA                                                                  02/01/2003                     80
 91362                               SINGLE FAMILY                   $518,192.81                    5.875
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 538956103                          12/19/2002                       $3,403.96                      $420,000.00
 NJ                                 02/01/2003                       01/01/2003                     68.4
                                     SINGLE FAMILY
 08812                                                               $418,477.29                    5.375
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 539088104                          12/23/2002                       $2,916.02                      $354,000.00
 CA                                 02/01/2003                       01/01/2003                     57.1
 94526                               SINGLE FAMILY                   $352,743.36                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 539197608                          12/20/2002                       $3,456.27                      $423,000.00
 CT                                 02/01/2003                       02/01/2003                     49.07
 06525                               SINGLE FAMILY                   $421,482.48                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/13/2002
 539200006                          02/01/2003                       $3,268.34                      $400,000.00
 TX                                                                  01/01/2003                     80
 78418                               PUD                             $398,564.99                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 539204602                          12/23/2002                       $2,812.72                      $336,000.00
 NY                                 02/01/2003                       01/01/2003                     80
                                     SINGLE FAMILY
 12302                                                               $334,832.28                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 539223602                          01/03/2003                       $2,836.63                      $350,000.00
 NH                                 03/01/2003                       02/01/2003                     45.16
 03750                               SINGLE FAMILY                   $350,000.00                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    01/03/2003
 539351403                          02/01/2003                       $3,321.65                      $400,000.00
 LA                                                                  02/01/2003                     40.61
 70461                               SINGLE FAMILY                   $398,595.02                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 539385104                          12/12/2002                       $4,967.87                      $608,000.00
 AZ                                 02/01/2003                       02/01/2003                     43.43
                                     SINGLE FAMILY
 85251                                                               $605,818.80                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        SUPER SELECT                   N

 539473801                          12/20/2002                       $3,748.42                      $444,200.00
 MI                                 02/01/2003                       02/01/2003                     45.33
 48009                               SINGLE FAMILY                   $442,672.58                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    12/18/2002
 539510503                          02/01/2003                       $4,019.39                      $500,000.00
 GA                                                                  02/01/2003                     75.53
 30024                               PUD                             $498,091.38                    5.25
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 539638403                          01/03/2003                       $3,546.17                      $430,500.00
 RI                                 03/01/2003                       02/01/2003                     70
                                     CONDOMINIUM
 02840                                                               $430,500.00                    5.625
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 539714709                          02/10/2003                       $3,402.23                      $387,500.00
 FL                                 03/01/2003                       02/01/2003                     71.49
 33042                               SINGLE FAMILY                   $387,500.00                    6.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/20/2002
 539836700                          02/01/2003                       $8,772.13                      $803,700.00
 MI                                                                  02/01/2003                     52.7
 48323                               SINGLE FAMILY                   $798,695.21                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 539872002                          12/27/2002                       $3,130.19                      $380,000.00
 NC                                 02/01/2003                       02/01/2003                     79.17
                                     CONDOMINIUM
 28207                                                               $378,651.06                    5.625
 PRIMARY RESIDENCE                  PURCHASE                         SELECT                         N

 539892000                          01/03/2003                       $2,792.63                      $333,600.00
 VT                                 03/01/2003                       02/01/2003                     79.43
 05486                               SINGLE FAMILY                   $333,600.00                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 540472305                          12/30/2002                       $3,247.67                      $404,000.00
 TX                                 02/01/2003                       01/01/2003                     80
 77379                               PUD                             $402,519.83                    5.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   RELOCATION                     N
                                    01/29/2003
 540613106                          03/01/2003                       $3,209.54                      $386,500.00
 CA                                                                  02/01/2003                     51.53
 92679                               SINGLE FAMILY                   $386,500.00                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600257737                          09/28/2001                       $4,359.65                      $525,000.00
 VA                                 11/01/2001                       02/01/2003                     77.55
                                     SINGLE FAMILY
 24018                                                               $493,976.09                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600258424                          08/04/2001                       $4,098.48                      $478,000.00
 MD                                 11/01/2001                       01/01/2003                     79.67
 21738                               SINGLE FAMILY                   $451,227.23                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/08/2002
 600271768                          10/01/2002                       $4,044.72                      $475,500.00
 IN                                                                  01/01/2003                     69.93
 46814                               SINGLE FAMILY                   $467,328.56                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600275945                          11/13/2002                       $5,441.27                      $650,000.00
 IN                                 01/01/2003                       01/01/2003                     72.22
                                     SINGLE FAMILY
 46131                                                               $645,470.98                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600296515                          03/15/2002                       $3,858.40                      $450,000.00
 NJ                                 05/01/2002                       02/01/2003                     77.2
 08691                               SINGLE FAMILY                   $433,618.97                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    04/02/2002
 600301233                          06/01/2002                       $3,901.27                      $455,000.00
 TX                                                                  01/01/2003                     65
 77027                               PUD                             $440,926.04                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600304931                          04/01/2002                       $4,502.74                      $521,000.00
 CA                                 05/01/2002                       02/01/2003                     57.89
                                     SINGLE FAMILY
 94611                                                               $503,230.04                    6.375
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600334315                          06/14/2002                       $4,892.79                      $575,200.00
 PA                                 08/01/2002                       02/01/2003                     80
 19355                               SINGLE FAMILY                   $560,638.25                    6.125
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    06/06/2002
 600334660                          07/01/2002                       $4,666.96                      $540,000.00
 FL                                                                  01/01/2003                     80
 34103                               SINGLE FAMILY                   $521,946.42                    6.375
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600338898                          05/22/2002                       $3,429.69                      $400,000.00
 NM                                 07/01/2002                       01/01/2003                     51.28
                                     SINGLE FAMILY
 87506                                                               $389,030.73                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600341043                          05/29/2002                       $3,429.70                      $400,000.00
 NC                                 07/01/2002                       01/01/2003                     80
 28601                               SINGLE FAMILY                   $389,030.65                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600346080                          06/26/2002                       $4,634.50                      $536,245.00
 CA                                 08/01/2002                       01/01/2003                     75
 90024                               CONDOMINIUM                     $523,544.12                    6.375
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    05/21/2002
 600349654                          07/01/2002                       $3,000.98                      $350,000.00
 NJ                                                                  01/01/2003                     63.06
 08510                               SINGLE FAMILY                   $340,301.37                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600352333                          07/01/2002                       $2,949.53                      $344,000.00
 ME                                 08/01/2002                       01/01/2003                     80
                                     CONDOMINIUM
 03907                                                               $334,494.68                    6.25
 SECOND HOME                        PURCHASE                         STANDARD                       N

 600357057                          08/22/2002                       $3,429.69                      $400,000.00
 MA                                 10/01/2002                       01/01/2003                     74.23
 01757                               SINGLE FAMILY                   $392,286.46                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/12/2002
 600368966                          09/01/2002                       $5,520.56                      $649,000.00
 FL                                                                  01/01/2003                     73.75
 34240                               PUD                             $635,339.92                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600371536                          08/13/2002                       $4,796.59                      $555,000.00
 FL                                 10/01/2002                       01/01/2003                     63.07
                                     SINGLE FAMILY
 33946                                                               $545,660.54                    6.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600377065                          08/02/2002                       $4,844.44                      $565,000.00
 IL                                 09/01/2002                       02/01/2003                     65.32
 60025                               PUD                             $553,440.01                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/26/2002
 600378708                          09/01/2002                       $4,415.73                      $515,000.00
 ME                                                                  02/01/2003                     71.09
 04105                               SINGLE FAMILY                   $504,208.88                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600380263                          08/26/2002                       $3,503.69                      $415,200.00
 NC                                 10/01/2002                       02/01/2003                     80
                                     SINGLE FAMILY
 28692                                                               $407,960.66                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600380466                          08/15/2002                       $4,046.35                      $471,920.00
 MN                                 10/01/2002                       01/01/2003                     80
 55331                               PUD                             $463,894.67                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/12/2002
 600381115                          10/01/2002                       $5,573.25                      $650,000.00
 PA                                                                  01/01/2003                     72.22
 19118                               PUD                             $638,946.29                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600381306                          08/14/2002                       $3,000.98                      $350,000.00
 IL                                 10/01/2002                       01/01/2003                     17.5
                                     SINGLE FAMILY
 60614                                                               $344,048.00                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600381390                          08/14/2002                       $4,870.16                      $568,000.00
 IL                                 10/01/2002                       01/01/2003                     73.29
 60625                               SINGLE FAMILY                   $558,340.78                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600381665                          08/19/2002                       $4,287.11                      $500,000.00
 IL                                 10/01/2002                       02/01/2003                     63.29
 60540                               SINGLE FAMILY                   $481,497.17                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/26/2002
 600382065                          09/01/2002                       $2,898.09                      $338,000.00
 VA                                                                  01/01/2003                     79.53
 23226                               SINGLE FAMILY                   $331,084.46                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600382088                          08/02/2002                       $3,929.80                      $350,000.00
 MD                                 10/01/2002                       02/01/2003                     57
                                     SINGLE FAMILY
 21784                                                               $270,977.46                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600385274                          08/05/2002                       $2,977.19                      $350,000.00
 IN                                 10/01/2002                       01/01/2003                     43.55
 46360                               SINGLE FAMILY                   $343,985.25                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/19/2002
 600385378                          11/01/2002                       $3,881.75                      $460,000.00
 SC                                                                  02/01/2003                     69.7
 29732                               SINGLE FAMILY                   $453,625.38                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600387016                          07/31/2002                       $3,881.56                      $452,700.00
 OH                                 09/01/2002                       01/01/2003                     47.65
                                     SINGLE FAMILY
 43220                                                               $443,437.65                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600388187                          07/22/2002                       $4,261.40                      $497,000.00
 FL                                 09/01/2002                       01/01/2003                     66.53
 33067                               SINGLE FAMILY                   $486,831.25                    6.25
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/14/2002
 600389182                          10/01/2002                       $3,078.15                      $359,000.00
 AZ                                                                  01/01/2003                     77.37
 85331                               PUD                             $352,894.94                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600389261                          08/23/2002                       $3,421.12                      $399,000.00
 CA                                 10/01/2002                       01/01/2003                     72.55
                                     PUD
 92620                                                               $392,214.72                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600389724                          08/12/2002                       $3,104.78                      $365,000.00
 MA                                 10/01/2002                       02/01/2003                     68.22
 02421                               SINGLE FAMILY                   $358,727.49                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/18/2002
 600390431                          09/01/2002                       $3,104.78                      $365,000.00
 GA                                                                  02/01/2003                     68.87
 30802                               SINGLE FAMILY                   $357,453.72                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600391908                          07/31/2002                       $3,143.06                      $369,500.00
 FL                                 09/01/2002                       01/01/2003                     49.27
                                     SINGLE FAMILY
 32951                                                               $361,860.67                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600392104                          08/09/2002                       $3,189.84                      $375,000.00
 FL                                 10/01/2002                       02/01/2003                     66.61
 33433                               SINGLE FAMILY                   $368,555.67                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600392527                          08/13/2002                       $3,429.70                      $400,000.00
 MA                                 10/01/2002                       02/01/2003                     33.33
 02140                               SINGLE FAMILY                   $393,197.67                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/16/2002
 600393035                          10/01/2002                       $4,525.32                      $532,000.00
 IN                                                                  02/01/2003                     80
 46074                               SINGLE FAMILY                   $522,857.63                    6.125
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600393212                          09/20/2002                       $2,915.24                      $340,000.00
 NJ                                 11/01/2002                       01/01/2003                     68
                                     SINGLE FAMILY
 08057                                                               $335,386.48                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600393383                          08/15/2002                       $3,343.94                      $390,000.00
 MA                                 10/01/2002                       01/01/2003                     47.27
 02465                               SINGLE FAMILY                   $376,814.29                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/05/2002
 600393555                          10/01/2002                       $3,258.21                      $380,000.00
 MI                                                                  02/01/2003                     59.56
 48374                               SINGLE FAMILY                   $373,537.82                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600393566                          08/14/2002                       $5,358.35                      $620,000.00
 VA                                 10/01/2002                       02/01/2003                     49.6
                                     SINGLE FAMILY
 22066                                                               $609,566.74                    6.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600393800                          08/27/2002                       $2,917.64                      $343,000.00
 NJ                                 11/01/2002                       02/01/2003                     49
 07739                               SINGLE FAMILY                   $327,137.48                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/28/2002
 600394192                          10/01/2002                       $4,493.75                      $524,100.00
 IL                                                                  01/01/2003                     52.41
 60093                               SINGLE FAMILY                   $514,273.19                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600396512                          08/29/2002                       $5,573.25                      $650,000.00
 MA                                 11/01/2002                       01/01/2003                     66.67
                                     SINGLE FAMILY
 01945                                                               $641,180.06                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600396596                          09/12/2002                       $5,384.62                      $628,000.00
 VA                                 11/01/2002                       01/01/2003                     69.78
 24121                               SINGLE FAMILY                   $619,478.56                    6.25
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    08/16/2002
 600396640                          10/01/2002                       $4,084.27                      $484,000.00
 CT                                                                  02/01/2003                     80
 06074                               SINGLE FAMILY                   $475,595.02                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600396648                          07/18/2002                       $3,000.98                      $350,000.00
 MN                                 09/01/2002                       01/01/2003                     35
                                     SINGLE FAMILY
 55405                                                               $342,838.94                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600397042                          08/15/2002                       $3,062.25                      $360,000.00
 PA                                 10/01/2002                       01/01/2003                     54.71
 19010                               PUD                             $353,813.42                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600397133                          07/30/2002                       $3,385.06                      $397,950.00
 MD                                 09/01/2002                       01/01/2003                     79.59
 21224                               PUD                             $386,001.62                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/30/2002
 600397197                          10/01/2002                       $3,402.50                      $400,000.00
 CO                                                                  01/01/2003                     73.39
 80443                               PUD                             $393,126.02                    6.125
 SECOND HOME                        PURCHASE                         STANDARD                       N

 600397253                          08/15/2002                       $5,401.76                      $630,000.00
 KS                                 10/01/2002                       02/01/2003                     70
                                     PUD
 66085                                                               $619,286.43                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600399278                          11/08/2002                       $2,802.63                      $337,500.00
 MA                                 01/01/2003                       02/01/2003                     13.5
 02445                               SINGLE FAMILY                   $331,113.85                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/02/2002
 600400108                          10/01/2002                       $4,098.48                      $478,000.00
 PA                                                                  01/01/2003                     56.24
 19073                               SINGLE FAMILY                   $469,871.27                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600400277                          08/17/2002                       $3,062.25                      $360,000.00
 MD                                 10/01/2002                       02/01/2003                     65.45
                                     SINGLE FAMILY
 21601                                                               $353,813.42                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600400328                          08/27/2002                       $3,277.03                      $385,250.00
 NC                                 10/01/2002                       01/01/2003                     78.62
 27516                               PUD                             $378,629.52                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/09/2002
 600401486                          10/01/2002                       $4,715.83                      $550,000.00
 MO                                                                  01/01/2003                     61.11
 64055                               PUD                             $540,646.84                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600403079                          08/24/2002                       $3,429.70                      $400,000.00
 AZ                                 10/01/2002                       02/01/2003                     51.61
                                     PUD
 85234                                                               $330,381.10                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600404008                          08/21/2002                       $3,393.99                      $399,000.00
 IL                                 10/01/2002                       02/01/2003                     70
 60657                               PUD                             $392,143.22                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    08/16/2002
 600404994                          10/01/2002                       $3,402.50                      $400,000.00
 IN                                                                  02/01/2003                     53.33
 46106                               PUD                             $392,924.78                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600406102                          08/22/2002                       $3,163.89                      $369,000.00
 DE                                 10/01/2002                       02/01/2003                     58.11
                                     SINGLE FAMILY
 19807                                                               $362,724.90                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600406397                          09/05/2002                       $2,812.35                      $328,000.00
 VA                                 11/01/2002                       01/01/2003                     74.55
 20190                               CONDOMINIUM                     $323,549.30                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600406699                          08/27/2002                       $2,866.61                      $337,000.00
 NC                                 10/01/2002                       01/01/2003                     79.29
 28683                               SINGLE FAMILY                   $331,189.16                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/23/2002
 600407708                          10/01/2002                       $4,181.67                      $491,600.00
 OH                                                                  02/01/2003                     73.92
 45342                               SINGLE FAMILY                   $483,151.89                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600408364                          09/10/2002                       $3,797.36                      $450,000.00
 FL                                 11/01/2002                       02/01/2003                     67.16
                                     PUD
 33445                                                               $443,763.98                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600408367                          09/13/2002                       $3,086.72                      $360,000.00
 IN                                 11/01/2002                       01/01/2003                     74.23
 46077                               SINGLE FAMILY                   $354,963.55                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/06/2002
 600408917                          11/01/2002                       $3,307.07                      $391,900.00
 IN                                                                  02/01/2003                     89.89
 46526                               SINGLE FAMILY                   $386,469.16                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600409311                          09/04/2002                       $3,000.99                      $350,000.00
 SC                                 11/01/2002                       01/01/2003                     61.95
                                     SINGLE FAMILY
 29732                                                               $345,250.76                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600410776                          08/23/2002                       $3,069.57                      $358,000.00
 MD                                 10/01/2002                       01/01/2003                     68.19
 21035                               SINGLE FAMILY                   $351,911.98                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/05/2002
 600411451                          10/01/2002                       $3,223.91                      $376,000.00
 FL                                                                  02/01/2003                     60.65
 33777                               PUD                             $369,605.86                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600411486                          11/19/2002                       $5,041.24                      $612,000.00
 MA                                 01/01/2003                       02/01/2003                     58.29
                                     SINGLE FAMILY
 02481                                                               $607,644.84                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600413538                          09/25/2002                       $4,930.18                      $575,000.00
 WI                                 11/01/2002                       02/01/2003                     50
 53092                               SINGLE FAMILY                   $567,197.74                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/24/2002
 600413836                          11/01/2002                       $3,858.40                      $450,000.00
 WI                                                                  02/01/2003                     41.86
 53092                               SINGLE FAMILY                   $443,893.90                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600414765                          09/23/2002                       $3,615.16                      $425,000.00
 WI                                 11/01/2002                       02/01/2003                     38.99
                                     SINGLE FAMILY
 53092                                                               $419,172.01                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600414810                          09/25/2002                       $3,000.99                      $350,000.00
 MA                                 11/01/2002                       02/01/2003                     60.34
 02186                               SINGLE FAMILY                   $345,250.76                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600414898                          09/23/2002                       $2,790.91                      $325,500.00
 VA                                 11/01/2002                       02/01/2003                     50.08
 20171                               PUD                             $320,967.41                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/30/2002
 600415093                          12/01/2002                       $3,155.32                      $368,000.00
 IL                                                                  01/01/2003                     40.89
 60010                               CONDOMINIUM                     $364,264.66                    6.25
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600415148                          09/19/2002                       $4,848.56                      $570,000.00
 PA                                 11/01/2002                       01/01/2003                     76
                                     SINGLE FAMILY
 19335                                                               $562,183.68                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600415882                          09/24/2002                       $4,562.30                      $545,000.00
 WI                                 11/01/2002                       02/01/2003                     45.19
 53018                               SINGLE FAMILY                   $535,604.19                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/18/2002
 600415938                          11/01/2002                       $3,291.05                      $390,000.00
 MD                                                                  01/01/2003                     63.41
 20854                               SINGLE FAMILY                   $383,999.56                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600416439                          08/23/2002                       $1,859.86                      $220,400.00
 CO                                 10/01/2002                       01/01/2003                     74.97
                                     PUD
 80138                                                               $216,572.62                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600416901                          09/12/2002                       $2,826.92                      $335,000.00
 MD                                 11/01/2002                       01/01/2003                     72.83
 21042                               SINGLE FAMILY                   $306,044.22                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/30/2002
 600417486                          11/01/2002                       $4,635.91                      $545,000.00
 WI                                                                  01/01/2003                     65.5
 53092                               SINGLE FAMILY                   $536,423.01                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600417506                          09/20/2002                       $3,852.21                      $456,500.00
 VA                                 11/01/2002                       02/01/2003                     56.71
                                     SINGLE FAMILY
 22102                                                               $450,173.91                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600417660                          10/14/2002                       $3,285.69                      $392,500.00
 VA                                 12/01/2002                       02/01/2003                     42.78
 22039                               SINGLE FAMILY                   $388,221.81                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/08/2002
 600417676                          10/01/2002                       $2,869.11                      $340,000.00
 NJ                                                                  02/01/2003                     43.87
 07458                               SINGLE FAMILY                   $330,584.27                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600417853                          10/03/2002                       $4,641.21                      $550,000.00
 NY                                 11/01/2002                       02/01/2003                     64.03
                                     SINGLE FAMILY
 11235                                                               $542,378.23                    6
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600417858                          09/27/2002                       $3,572.62                      $420,000.00
 WI                                 12/01/2002                       02/01/2003                     68.63
 53045                               SINGLE FAMILY                   $415,691.48                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600417914                          09/03/2002                       $3,811.58                      $459,000.00
 NJ                                 11/01/2002                       02/01/2003                     65.57
 08003                               SINGLE FAMILY                   $452,504.69                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/05/2002
 600417960                          11/01/2002                       $5,063.14                      $600,000.00
 OH                                                                  01/01/2003                     60
 45069                               SINGLE FAMILY                   $586,842.94                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600418158                          08/12/2002                       $4,450.50                      $527,400.00
 AZ                                 10/01/2002                       01/01/2003                     27.05
                                     PUD
 85737                                                               $518,241.37                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600418378                          09/13/2002                       $4,397.31                      $516,950.00
 MN                                 11/01/2002                       01/01/2003                     64.62
 55347                               SINGLE FAMILY                   $509,861.11                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/12/2002
 600419594                          09/01/2002                       $5,316.02                      $620,000.00
 TX                                                                  02/01/2003                     70.45
 77375                               PUD                             $576,500.64                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600421584                          08/20/2002                       $3,670.78                      $435,000.00
 DE                                 10/01/2002                       02/01/2003                     58.78
                                     PUD
 19807                                                               $427,445.93                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600421712                          10/02/2002                       $4,497.76                      $533,000.00
 MA                                 12/01/2002                       02/01/2003                     50.76
 02331                               SINGLE FAMILY                   $527,474.19                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/04/2002
 600423259                          11/01/2002                       $3,172.46                      $370,000.00
 PA                                                                  01/01/2003                     52.86
 19422                               SINGLE FAMILY                   $357,923.83                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600423412                          08/29/2002                       $3,037.88                      $360,000.00
 VA                                 10/01/2002                       01/01/2003                     79.12
                                     PUD
 22015                                                               $353,748.40                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600423793                          07/29/2002                       $5,507.23                      $642,300.00
 MO                                 09/01/2002                       01/01/2003                     67.61
 64082                               PUD                             $629,158.41                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/26/2002
 600424005                          10/01/2002                       $3,657.69                      $430,000.00
 NJ                                                                  01/01/2003                     78.18
 08043                               SINGLE FAMILY                   $421,371.14                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600424084                          09/06/2002                       $4,111.34                      $479,500.00
 UT                                 11/01/2002                       01/01/2003                     73.77
                                     SINGLE FAMILY
 84604                                                               $472,993.62                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600424524                          10/24/2002                       $3,901.99                      $462,400.00
 IL                                 12/01/2002                       01/01/2003                     79.72
 60177                               SINGLE FAMILY                   $453,586.14                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600424554                          10/15/2002                       $5,147.03                      $461,000.00
 MA                                 12/01/2002                       01/01/2003                     28.81
 02554                               SINGLE FAMILY                   $450,559.78                    6.125
                                    REFINANCE
 SECOND HOME                                                         STREAMLINE                     N
                                    10/04/2002
 600425017                          11/01/2002                       $6,069.11                      $725,000.00
 NJ                                                                  01/01/2003                     69.05
 07712                               SINGLE FAMILY                   $714,847.22                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600425123                          08/30/2002                       $3,348.47                      $400,000.00
 LA                                 10/01/2002                       01/01/2003                     74.77
                                     PUD
 70810                                                               $392,811.03                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600425258                          09/05/2002                       $4,947.37                      $591,000.00
 CA                                 11/01/2002                       01/01/2003                     69.94
 94040                               SINGLE FAMILY                   $581,713.92                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/22/2002
 600425729                          10/01/2002                       $2,987.25                      $354,000.00
 UT                                                                  01/01/2003                     78.67
 84003                               SINGLE FAMILY                   $347,852.58                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600425749                          08/26/2002                       $4,269.30                      $510,000.00
 SC                                 10/01/2002                       02/01/2003                     76.69
                                     PUD
 29466                                                               $501,044.65                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600426257                          09/05/2002                       $3,940.81                      $467,000.00
 MD                                 10/01/2002                       01/01/2003                     25.94
 20815                               CONDOMINIUM                     $458,890.25                    6
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    09/05/2002
 600426311                          11/01/2002                       $3,348.47                      $400,000.00
 IN                                                                  03/01/2003                     48.48
 46240                               SINGLE FAMILY                   $394,398.49                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600426951                          10/08/2002                       $3,487.72                      $420,000.00
 PA                                 12/01/2002                       02/01/2003                     38.18
                                     SINGLE FAMILY
 19348                                                               $415,167.98                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600428535                          10/09/2002                       $4,725.60                      $560,000.00
 WI                                 12/01/2002                       01/01/2003                     53.33
 53402                               SINGLE FAMILY                   $554,194.27                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/12/2002
 600428879                          11/01/2002                       $3,493.57                      $414,000.00
 OH                                                                  01/01/2003                     69
 43085                               SINGLE FAMILY                   $406,249.28                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600429053                          09/25/2002                       $3,402.50                      $400,000.00
 SC                                 11/01/2002                       01/01/2003                     80
                                     SINGLE FAMILY
 29621                                                               $394,514.85                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600429154                          09/09/2002                       $3,862.44                      $344,000.00
 IL                                 11/01/2002                       01/01/2003                     39.31
 60044                               SINGLE FAMILY                   $335,651.97                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600429568                          09/27/2002                       $3,298.25                      $394,000.00
 NJ                                 11/01/2002                       01/01/2003                     71.38
 08691                               SINGLE FAMILY                   $388,481.82                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/09/2002
 600429664                          11/01/2002                       $3,954.31                      $468,600.00
 WI                                                                  01/01/2003                     44.21
 53029                               SINGLE FAMILY                   $461,096.21                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600430711                          09/20/2002                       $3,348.47                      $400,000.00
 CA                                 11/01/2002                       02/01/2003                     74.07
                                     SINGLE FAMILY
 92886                                                               $389,349.41                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600430889                          09/14/2002                       $3,768.27                      $443,000.00
 NJ                                 11/01/2002                       02/01/2003                     42.19
 07733                               SINGLE FAMILY                   $424,812.43                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/11/2002
 600430937                          12/01/2002                       $3,557.76                      $425,000.00
 IN                                                                  02/01/2003                     56.67
 46220                               PUD                             $420,547.18                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600431154                          09/06/2002                       $5,316.30                      $630,000.00
 DE                                 11/01/2002                       02/01/2003                     74.12
                                     SINGLE FAMILY
 19807                                                               $621,269.59                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600431796                          10/16/2002                       $3,911.23                      $471,000.00
 NJ                                 12/01/2002                       01/01/2003                     55.74
 07078                               SINGLE FAMILY                   $466,013.12                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/07/2002
 600431966                          12/01/2002                       $3,755.16                      $445,000.00
 WI                                                                  02/01/2003                     52.66
 53052                               SINGLE FAMILY                   $425,311.41                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600432509                          09/30/2002                       $3,313.83                      $392,700.00
 CA                                 11/01/2002                       02/01/2003                     46.75
                                     SINGLE FAMILY
 95032                                                               $387,092.34                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600433157                          09/06/2002                       $2,929.91                      $350,000.00
 GA                                 11/01/2002                       01/01/2003                     65.91
 30022                               PUD                             $343,988.37                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600433522                          12/01/2002                       $6,278.39                      $750,000.00
 FL                                                                  02/01/2003                     51.72
 33156                               SINGLE FAMILY                   $742,142.11                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600433783                          12/09/2002                       $3,496.64                      $417,700.00
 AZ                                 02/01/2003                       02/01/2003                     67.37
                                     SINGLE FAMILY
 85718                                                               $416,248.35                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600433843                          08/30/2002                       $4,219.28                      $500,000.00
 KS                                 10/01/2002                       02/01/2003                     64.52
 66226                               SINGLE FAMILY                   $491,317.16                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600434346                          09/24/2002                       $797.40                        $93,000.00
 MA                                 11/01/2002                       02/01/2003                     38.75
 01905                               2-4 FAMILY                      $76,633.63                     6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    09/16/2002
 600434374                          11/01/2002                       $3,755.17                      $445,000.00
 NJ                                                                  01/01/2003                     65.93
 08844                               SINGLE FAMILY                   $438,833.26                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600434447                          08/30/2002                       $1,129.36                      $136,000.00
 PA                                 10/01/2002                       01/01/2003                     46.9
                                     SINGLE FAMILY
 19320                                                               $133,588.54                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600434639                          09/25/2002                       $3,375.43                      $400,000.00
 MA                                 11/01/2002                       01/01/2003                     13.56
 02458                               SINGLE FAMILY                   $390,860.42                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/30/2002
 600434732                          11/01/2002                       $4,687.86                      $560,000.00
 MD                                                                  01/01/2003                     46.28
 20815                               CONDOMINIUM                     $552,157.87                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600435215                          09/30/2002                       $3,348.47                      $400,000.00
 FL                                 11/01/2002                       02/01/2003                     80
                                     PUD
 32176                                                               $394,398.49                    5.875
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600435626                          08/29/2002                       $4,219.28                      $500,000.00
 NJ                                 10/01/2002                       02/01/2003                     79.37
 08558                               PUD                             $491,317.20                    6
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/11/2002
 600436654                          12/01/2002                       $4,922.26                      $588,000.00
 DE                                                                  01/01/2003                     80
 19807                               SINGLE FAMILY                   $581,839.41                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600436992                          09/20/2002                       $4,118.87                      $488,100.00
 OH                                 11/01/2002                       02/01/2003                     74.18
                                     SINGLE FAMILY
 45370                                                               $481,336.00                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600438225                          09/12/2002                       $3,071.64                      $364,000.00
 MA                                 11/01/2002                       02/01/2003                     74.29
 01701                               SINGLE FAMILY                   $358,955.76                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/04/2002
 600438253                          12/01/2002                       $4,461.84                      $533,000.00
 MA                                                                  02/01/2003                     68.33
 02467                               SINGLE FAMILY                   $527,415.67                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600438302                          12/02/2002                       $4,997.60                      $597,000.00
 FL                                 01/01/2003                       02/01/2003                     42.64
                                     SINGLE FAMILY
 32176                                                               $588,274.08                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600438327                          08/28/2002                       $2,807.06                      $330,000.00
 AZ                                 10/01/2002                       02/01/2003                     60
 85018                               SINGLE FAMILY                   $324,328.99                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600438588                          11/26/2002                       $3,787.96                      $452,500.00
 CO                                 01/01/2003                       01/01/2003                     54.19
 81301                               SINGLE FAMILY                   $449,347.11                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/23/2002
 600438971                          11/01/2002                       $4,219.28                      $500,000.00
 IL                                                                  01/01/2003                     60.24
 60659                               SINGLE FAMILY                   $493,071.12                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600439009                          09/20/2002                       $3,535.76                      $419,000.00
 IL                                 11/01/2002                       01/01/2003                     74.16
                                     SINGLE FAMILY
 60070                                                               $413,193.60                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600439768                          10/10/2002                       $3,645.47                      $432,000.00
 SC                                 12/01/2002                       01/01/2003                     61.71
 29072                               SINGLE FAMILY                   $427,521.27                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600439779                          12/01/2002                       $3,797.36                      $450,000.00
 IL                                                                  01/01/2003                     53.57
 60201                               SINGLE FAMILY                   $429,540.44                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600439879                          10/23/2002                       $2,829.50                      $330,000.00
 MA                                 12/01/2002                       02/01/2003                     75
                                     SINGLE FAMILY
 02186                                                               $326,650.36                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600440246                          09/30/2002                       $850.62                        $100,000.00
 UT                                 11/01/2002                       01/01/2003                     54.05
 84117                               SINGLE FAMILY                   $98,527.20                     6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    09/30/2002
 600441034                          11/01/2002                       $5,485.07                      $650,000.00
 MA                                                                  01/01/2003                     65
 02474                               SINGLE FAMILY                   $640,992.44                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600442550                          09/25/2002                       $2,913.17                      $348,000.00
 CT                                 11/01/2002                       02/01/2003                     40.94
                                     SINGLE FAMILY
 06840                                                               $343,126.68                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600442591                          09/26/2002                       $3,963.76                      $473,500.00
 MA                                 11/01/2002                       01/01/2003                     39.46
 02186                               SINGLE FAMILY                   $466,869.17                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/05/2002
 600443147                          01/01/2003                       $4,806.04                      $565,000.00
 MA                                                                  02/01/2003                     67.66
 02481                               SINGLE FAMILY                   $561,145.81                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600443197                          09/30/2002                       $3,725.18                      $445,000.00
 FL                                 11/01/2002                       02/01/2003                     76.72
                                     SINGLE FAMILY
 32832                                                               $438,768.29                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600443211                          09/14/2002                       $3,274.16                      $388,000.00
 VA                                 11/01/2002                       01/01/2003                     61.66
 22314                               SINGLE FAMILY                   $382,572.44                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600443653                          10/10/2002                       $5,444.00                      $640,000.00
 DE                                 12/01/2002                       01/01/2003                     80
 19711                               SINGLE FAMILY                   $633,334.09                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/09/2002
 600446143                          12/01/2002                       $2,729.01                      $326,000.00
 SC                                                                  01/01/2003                     74.09
 29732                               SINGLE FAMILY                   $322,584.42                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600447696                          10/21/2002                       $5,779.03                      $674,000.00
 IL                                 12/01/2002                       01/01/2003                     51.85
                                     CONDOMINIUM
 60611                                                               $667,158.65                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600448122                          10/01/2002                       $3,063.86                      $366,000.00
 SC                                 12/01/2002                       02/01/2003                     59.03
 29902                               SINGLE FAMILY                   $362,165.33                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/01/2002
 600448190                          12/01/2002                       $5,391.04                      $644,000.00
 ME                                                                  01/01/2003                     64.4
 04102                               SINGLE FAMILY                   $637,252.71                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600448351                          11/05/2002                       $2,879.69                      $344,000.00
 MD                                 01/01/2003                       01/01/2003                     43.32
                                     PUD
 21030                                                               $341,603.10                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600448391                          11/29/2002                       $3,980.93                      $468,000.00
 CO                                 01/01/2003                       02/01/2003                     80
 80921                               SINGLE FAMILY                   $464,807.51                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/31/2002
 600448789                          01/01/2003                       $3,274.16                      $388,000.00
 CO                                                                  02/01/2003                     79.84
 81435                               CONDOMINIUM                     $385,325.01                    6
 SECOND HOME                        REFINANCE                        STREAMLINE                     N

 600448815                          09/26/2002                       $3,645.50                      $439,000.00
 PA                                 11/01/2002                       01/01/2003                     74.41
                                     SINGLE FAMILY
 18938                                                               $432,787.69                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600449602                          09/27/2002                       $4,816.38                      $580,000.00
 IN                                 12/01/2002                       02/01/2003                     74.84
 47401                               SINGLE FAMILY                   $573,415.35                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/11/2002
 600451191                          12/01/2002                       $3,839.55                      $455,000.00
 NJ                                                                  04/01/2003                     65.94
 07076                               SINGLE FAMILY                   $435,033.27                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600451564                          11/08/2002                       $3,445.04                      $405,000.00
 SC                                 01/01/2003                       02/01/2003                     90
                                     SINGLE FAMILY
 29118                                                               $402,237.26                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600451580                          10/04/2002                       $3,653.80                      $440,000.00
 VA                                 12/01/2002                       02/01/2003                     62.86
 23059                               SINGLE FAMILY                   $435,341.35                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600451773                          10/10/2002                       $3,379.77                      $407,000.00
 CA                                 12/01/2002                       01/01/2003                     54.63
 92064                               SINGLE FAMILY                   $402,690.74                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/27/2002
 600452154                          11/01/2002                       $3,291.04                      $390,000.00
 MD                                                                  01/01/2003                     75
 21146                               SINGLE FAMILY                   $384,595.47                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600452624                          09/30/2002                       $2,970.38                      $352,000.00
 MD                                 11/01/2002                       01/01/2003                     80
                                     PUD
 21108                                                               $347,122.05                    6
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600453416                          09/27/2002                       $3,130.82                      $374,000.00
 IN                                 11/01/2002                       02/01/2003                     67.39
 46033                               PUD                             $368,762.58                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/09/2002
 600453437                          12/01/2002                       $2,963.40                      $354,000.00
 NH                                                                  01/01/2003                     78.67
 03031                               SINGLE FAMILY                   $350,291.07                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600453534                          10/09/2002                       $2,846.20                      $340,000.00
 PA                                 12/01/2002                       01/01/2003                     45.95
                                     PUD
 19422                                                               $336,437.77                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600453645                          10/22/2002                       $2,946.66                      $352,000.00
 OH                                 12/01/2002                       02/01/2003                     80
 43085                               SINGLE FAMILY                   $348,312.02                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600454216                          01/01/2003                       $4,185.59                      $500,000.00
 CO                                                                  02/01/2003                     61.35
 80016                               PUD                             $496,516.15                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600454235                          10/17/2002                       $3,197.08                      $385,000.00
 CA                                 12/01/2002                       01/01/2003                     66.49
                                     SINGLE FAMILY
 91784                                                               $380,923.66                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600454503                          09/25/2002                       $4,440.82                      $400,000.00
 NC                                 11/01/2002                       02/01/2003                     52.63
 28207                               SINGLE FAMILY                   $390,163.25                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/24/2002
 600455302                          12/01/2002                       $3,105.71                      $371,000.00
 PA                                                                  02/01/2003                     77.29
 19063                               SINGLE FAMILY                   $367,112.96                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600455796                          10/01/2002                       $2,835.36                      $336,000.00
 MA                                 11/01/2002                       02/01/2003                     50.91
                                     SINGLE FAMILY
 01845                                                               $331,343.78                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600455797                          10/18/2002                       $6,379.68                      $750,000.00
 MA                                 12/01/2002                       01/01/2003                     48.39
 02554                               SINGLE FAMILY                   $742,306.20                    6.125
                                    PURCHASE
 SECOND HOME                                                         STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600456030                          10/04/2002                       $3,506.86                      $409,000.00
 NC                                 12/01/2002                       02/01/2003                     69.91
 27513                               PUD                             $403,609.45                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/30/2002
 600456325                          11/01/2002                       $3,515.90                      $420,000.00
 UT                                                                  01/01/2003                     42
 84117                               SINGLE FAMILY                   $414,118.38                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600456591                          10/04/2002                       $2,950.55                      $349,650.00
 IL                                 12/01/2002                       02/01/2003                     66.1
                                     PUD
 60545                                                               $345,655.07                    6
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600456884                          10/31/2002                       $2,785.10                      $332,700.00
 SC                                 01/01/2003                       02/01/2003                     57.36
 29650                               PUD                             $330,381.82                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/15/2002
 600456903                          12/01/2002                       $4,134.90                      $490,000.00
 MA                                                                  01/01/2003                     34.39
 02116                               SINGLE FAMILY                   $484,919.99                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600457692                          10/23/2002                       $3,549.38                      $424,000.00
 PA                                 12/01/2002                       02/01/2003                     53
                                     SINGLE FAMILY
 19085                                                               $419,557.68                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600457923                          09/27/2002                       $3,504.57                      $412,000.00
 MA                                 11/01/2002                       01/01/2003                     79.23
 01803                               SINGLE FAMILY                   $406,329.08                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/03/2002
 600458246                          12/01/2002                       $2,971.77                      $355,000.00
 CO                                                                  02/01/2003                     52.99
 80016                               SINGLE FAMILY                   $351,280.60                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600458263                          10/28/2002                       $2,869.22                      $342,750.00
 NJ                                 12/01/2002                       01/01/2003                     54.4
                                     SINGLE FAMILY
 08057                                                               $339,158.95                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600458500                          10/09/2002                       $2,846.20                      $340,000.00
 VA                                 12/01/2002                       02/01/2003                     47.55
 23229                               SINGLE FAMILY                   $336,437.76                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/07/2002
 600458517                          11/01/2002                       $4,857.90                      $585,000.00
 MA                                                                  02/01/2003                     48.75
 02116                               2-4 FAMILY                      $574,830.32                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459592                          09/27/2002                       $3,334.92                      $395,200.00
 NC                                 11/01/2002                       01/01/2003                     80
                                     PUD
 27511                                                               $389,723.42                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459673                          11/26/2002                       $4,085.62                      $492,000.00
 IL                                 01/01/2003                       02/01/2003                     69.99
 60618                               SINGLE FAMILY                   $488,535.48                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600459815                          08/21/2002                       $3,746.73                      $444,000.00
 CA                                 10/01/2002                       01/01/2003                     37
 94618                               SINGLE FAMILY                   $436,289.63                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/16/2002
 600459816                          10/01/2002                       $4,276.95                      $502,800.00
 CA                                                                  01/01/2003                     50.28
 91741                               SINGLE FAMILY                   $478,267.95                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459817                          08/22/2002                       $3,317.44                      $390,000.00
 CA                                 10/01/2002                       01/01/2003                     52
                                     SINGLE FAMILY
 93430                                                               $383,297.86                    6.125
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600459818                          08/21/2002                       $3,609.76                      $421,000.00
 CA                                 10/01/2002                       02/01/2003                     49.53
 91377                               PUD                             $413,840.55                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/26/2002
 600459819                          10/01/2002                       $3,071.64                      $364,000.00
 GA                                                                  02/01/2003                     47.89
 30319                               SINGLE FAMILY                   $357,678.90                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459820                          08/22/2002                       $3,049.86                      $355,700.00
 CA                                 10/01/2002                       02/01/2003                     47.74
                                     SINGLE FAMILY
 90293                                                               $349,651.04                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459821                          08/16/2002                       $4,392.25                      $512,261.00
 CA                                 10/01/2002                       01/01/2003                     45.78
 90210                               SINGLE FAMILY                   $502,338.14                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/20/2002
 600459822                          10/01/2002                       $3,669.77                      $428,000.00
 CA                                                                  02/01/2003                     72.54
 90405                               SINGLE FAMILY                   $420,660.62                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459824                          08/21/2002                       $4,814.54                      $566,000.00
 CA                                 10/01/2002                       01/01/2003                     49.22
                                     SINGLE FAMILY
 94941                                                               $556,273.30                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459825                          08/21/2002                       $3,524.01                      $411,000.00
 CA                                 10/01/2002                       01/01/2003                     74.73
 94061                               SINGLE FAMILY                   $404,010.66                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/19/2002
 600459826                          10/01/2002                       $4,716.73                      $568,000.00
 CA                                                                  01/01/2003                     52.84
 95746                               PUD                             $557,928.63                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600459827                          08/22/2002                       $3,301.08                      $385,000.00
 CA                                 10/01/2002                       02/01/2003                     27.8
                                     SINGLE FAMILY
 94025                                                               $378,452.79                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600460017                          10/17/2002                       $3,478.63                      $412,230.00
 NC                                 12/01/2002                       02/01/2003                     79.28
 28480                               CONDOMINIUM                     $407,956.26                    6
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600460526                          10/28/2002                       $5,290.59                      $632,000.00
 IL                                 12/01/2002                       02/01/2003                     68.7
 60546                               SINGLE FAMILY                   $625,378.42                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/14/2002
 600460540                          12/01/2002                       $3,474.04                      $415,000.00
 OH                                                                  02/01/2003                     72.81
 45419                               SINGLE FAMILY                   $410,651.97                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600460709                          10/07/2002                       $3,030.37                      $362,000.00
 NY                                 12/01/2002                       02/01/2003                     49.45
                                     SINGLE FAMILY
 11724                                                               $358,207.25                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600461456                          10/04/2002                       $2,762.49                      $330,000.00
 NJ                                 12/01/2002                       02/01/2003                     40.74
 07928                               SINGLE FAMILY                   $326,542.53                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/11/2002
 600462486                          01/01/2003                       $3,859.12                      $461,000.00
 WI                                                                  01/01/2003                     71.58
 53153                               SINGLE FAMILY                   $457,787.88                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600462528                          09/20/2002                       $4,480.88                      $531,000.00
 MN                                 11/01/2002                       01/01/2003                     78.09
                                     SINGLE FAMILY
 55116                                                               $523,641.52                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600463036                          09/25/2002                       $5,441.27                      $650,000.00
 MO                                 11/01/2002                       02/01/2003                     38.24
 65049                               PUD                             $639,890.95                    5.875
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    10/16/2002
 600464437                          12/01/2002                       $4,771.58                      $570,000.00
 MA                                                                  02/01/2003                     79.5
 01746                               SINGLE FAMILY                   $564,027.99                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600464575                          10/10/2002                       $5,293.86                      $637,500.00
 IN                                 12/01/2002                       02/01/2003                     75
                                     SINGLE FAMILY
 47403                                                               $630,750.25                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600464999                          11/20/2002                       $6,228.08                      $750,000.00
 AZ                                 01/01/2003                       02/01/2003                     38.46
 85750                               SINGLE FAMILY                   $744,718.72                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/16/2002
 600465909                          12/01/2002                       $3,359.97                      $395,000.00
 PA                                                                  01/01/2003                     60.77
 19382                               SINGLE FAMILY                   $390,947.92                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600466142                          10/18/2002                       $2,720.64                      $325,000.00
 PA                                 12/01/2002                       01/01/2003                     19.12
                                     PUD
 19010                                                               $321,594.91                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600466184                          11/01/2002                       $3,529.24                      $425,000.00
 MA                                 01/01/2003                       02/01/2003                     42.71
 02458                               SINGLE FAMILY                   $416,679.89                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600466477                          11/05/2002                       $3,255.21                      $392,000.00
 MA                                 12/01/2002                       02/01/2003                     40.21
 02181                               SINGLE FAMILY                   $387,849.55                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/21/2002
 600466700                          12/01/2002                       $2,979.10                      $358,750.00
 MN                                                                  02/01/2003                     28.7
 55408                               SINGLE FAMILY                   $352,038.35                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600466724                          10/22/2002                       $3,577.95                      $424,000.00
 NY                                 12/01/2002                       01/01/2003                     80
                                     SINGLE FAMILY
 10589                                                               $419,604.24                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600466728                          11/20/2002                       $8,168.53                      $968,000.00
 OH                                 01/01/2003                       02/01/2003                     64.53
 45305                               SINGLE FAMILY                   $671,326.30                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600466798                          12/01/2002                       $3,147.59                      $373,000.00
 PA                                                                  03/01/2003                     43.27
 19087                               SINGLE FAMILY                   $369,132.96                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600467196                          11/08/2002                       $2,929.91                      $350,000.00
 IL                                 01/01/2003                       02/01/2003                     63.64
                                     SINGLE FAMILY
 60137                                                               $347,561.31                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600467731                          10/16/2002                       $356.53                        $42,250.00
 NC                                 12/01/2002                       01/01/2003                     65
 27284                               PUD                             $41,811.97                     6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    10/01/2002
 600467843                          12/01/2002                       $4,669.93                      $549,000.00
 AZ                                                                  02/01/2003                     65.36
 85750                               SINGLE FAMILY                   $542,372.85                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600467861                          12/02/2002                       $3,197.08                      $385,000.00
 MA                                 02/01/2003                       02/01/2003                     40.1
                                     SINGLE FAMILY
 02420                                                               $383,647.71                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600468259                          11/14/2002                       $3,641.47                      $435,000.00
 CT                                 01/01/2003                       01/01/2003                     52.22
 06877                               SINGLE FAMILY                   $431,969.04                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/15/2002
 600468445                          12/01/2002                       $4,027.49                      $485,000.00
 CA                                                                  01/01/2003                     64.67
 90274                               SINGLE FAMILY                   $479,864.88                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600468584                          10/08/2002                       $1,012.63                      $120,000.00
 FL                                 12/01/2002                       02/01/2003                     21.24
                                     PUD
 33486                                                               $118,755.91                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600469122                          10/21/2002                       $5,230.70                      $635,000.00
 IL                                 12/01/2002                       02/01/2003                     34.79
 60035                               SINGLE FAMILY                   $628,205.84                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600469437                          11/21/2002                       $3,889.46                      $464,625.00
 CA                                 01/01/2003                       01/01/2003                     61.95
 90275                               SINGLE FAMILY                   $460,271.65                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/20/2002
 600469898                          01/01/2003                       $3,736.85                      $450,000.00
 IL                                                                  03/01/2003                     79.23
 60089                               SINGLE FAMILY                   $446,831.23                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600470007                          11/14/2002                       $3,230.30                      $389,000.00
 IL                                 01/01/2003                       01/01/2003                     52.93
                                     SINGLE FAMILY
 60062                                                               $386,260.77                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600470316                          10/31/2002                       $3,695.32                      $445,000.00
 IL                                 12/01/2002                       01/01/2003                     64.96
 60201                               SINGLE FAMILY                   $440,288.41                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/21/2002
 600470694                          12/01/2002                       $4,301.53                      $518,000.00
 PA                                                                  01/01/2003                     63.56
 18901                               SINGLE FAMILY                   $512,515.47                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600470842                          10/25/2002                       $3,429.59                      $413,000.00
 NJ                                 12/01/2002                       01/01/2003                     59
                                     SINGLE FAMILY
 07869                                                               $408,627.22                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600470854                          11/05/2002                       $2,929.91                      $350,000.00
 MA                                 01/01/2003                       01/01/2003                     49.79
 01940                               SINGLE FAMILY                   $347,561.31                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600470884                          12/01/2002                       $2,906.44                      $350,000.00
 PA                                                                  01/01/2003                     49.65
 18940                               SINGLE FAMILY                   $346,294.22                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600471518                          10/16/2002                       $3,637.20                      $438,000.00
 IN                                 12/01/2002                       02/01/2003                     43.8
                                     PUD
 46038                                                               $430,950.99                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600471945                          11/01/2002                       $7,349.40                      $864,000.00
 MI                                 12/01/2002                       02/01/2003                     79.63
 48236                               SINGLE FAMILY                   $849,821.99                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/11/2002
 600471993                          12/01/2002                       $3,570.76                      $430,000.00
 UT                                                                  01/01/2003                     74.78
 84054                               SINGLE FAMILY                   $425,447.23                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600472211                          11/06/2002                       $2,887.18                      $350,500.00
 IL                                 01/01/2003                       02/01/2003                     53.92
                                     SINGLE FAMILY
 60618                                                               $343,763.17                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600472779                          08/27/2002                       $4,321.18                      $508,000.00
 CA                                 10/01/2002                       01/01/2003                     53.47
 94563                               SINGLE FAMILY                   $499,270.04                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600472780                          09/03/2002                       $2,869.11                      $340,000.00
 CA                                 10/01/2002                       01/01/2003                     62.96
 90405                               SINGLE FAMILY                   $334,095.70                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/28/2002
 600472782                          10/01/2002                       $3,229.91                      $376,700.00
 CO                                                                  01/01/2003                     27.9
 80503                               PUD                             $369,181.41                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600472783                          09/03/2002                       $3,000.98                      $350,000.00
 NJ                                 11/01/2002                       01/01/2003                     58.82
                                     SINGLE FAMILY
 08540                                                               $345,250.80                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600472784                          09/03/2002                       $4,287.12                      $500,000.00
 MA                                 11/01/2002                       01/01/2003                     69.44
 02052                               SINGLE FAMILY                   $493,215.41                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/05/2002
 600472785                          11/01/2002                       $3,810.80                      $448,000.00
 GA                                                                  02/01/2003                     68.09
 30328                               SINGLE FAMILY                   $426,960.95                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600472816                          09/11/2002                       $3,474.05                      $415,000.00
 CA                                 11/01/2002                       02/01/2003                     61.48
                                     SINGLE FAMILY
 94110                                                               $408,425.72                    5.875
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600472834                          11/25/2002                       $5,605.27                      $675,000.00
 PA                                 01/01/2003                       02/01/2003                     42.19
 19073                               SINGLE FAMILY                   $670,246.85                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/19/2002
 600472897                          01/01/2003                       $4,143.74                      $495,000.00
 MA                                                                  01/01/2003                     61.49
 02052                               SINGLE FAMILY                   $491,550.98                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600472950                          10/18/2002                       $4,411.62                      $527,000.00
 CO                                 12/01/2002                       01/01/2003                     38.05
                                     SINGLE FAMILY
 80220                                                               $516,429.43                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600473029                          11/18/2002                       $3,736.85                      $450,000.00
 NJ                                 01/01/2003                       01/01/2003                     64.29
 07946                               SINGLE FAMILY                   $446,831.23                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    10/11/2002
 600473041                          12/01/2002                       $2,337.48                      $277,000.00
 SC                                                                  02/01/2003                     72.89
 29450                               SINGLE FAMILY                   $274,128.25                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600473154                          10/10/2002                       $4,083.24                      $495,700.00
 GA                                 12/01/2002                       02/01/2003                     56.65
                                     SINGLE FAMILY
 30152                                                               $487,894.83                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600473219                          10/29/2002                       $3,696.72                      $441,600.00
 AZ                                 12/01/2002                       01/01/2003                     56.62
 85750                               PUD                             $434,762.55                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600473580                          10/22/2002                       $2,914.74                      $351,000.00
 IN                                 12/01/2002                       01/01/2003                     73.43
 46033                               SINGLE FAMILY                   $347,283.66                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/04/2002
 600473654                          12/01/2002                       $3,282.61                      $395,300.00
 NC                                                                  02/01/2003                     65.34
 27613                               SINGLE FAMILY                   $390,066.76                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600473825                          11/14/2002                       $5,441.27                      $650,000.00
 NH                                 01/01/2003                       02/01/2003                     32.5
                                     SINGLE FAMILY
 03257                                                               $645,470.98                    5.875
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600473866                          11/25/2002                       $4,127.97                      $497,100.00
 PA                                 01/01/2003                       01/01/2003                     55.77
 18938                               PUD                             $492,594.78                    5.75
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/11/2002
 600474079                          02/01/2003                       $3,321.64                      $400,000.00
 MA                                                                  01/01/2003                     43.72
 02025                               SINGLE FAMILY                   $398,595.03                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600474119                          12/03/2002                       $2,810.04                      $333,000.00
 NJ                                 02/01/2003                       02/01/2003                     44.4
                                     SINGLE FAMILY
 07417                                                               $331,854.96                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600474330                          10/25/2002                       $4,260.01                      $513,000.00
 NJ                                 12/01/2002                       02/01/2003                     76.57
 08816                               SINGLE FAMILY                   $507,217.57                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/29/2002
 600474332                          01/01/2003                       $5,605.27                      $675,000.00
 NJ                                                                  02/01/2003                     56.25
 07417                               SINGLE FAMILY                   $669,003.24                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600474438                          10/31/2002                       $3,321.64                      $400,000.00
 MA                                 12/01/2002                       01/01/2003                     53.84
                                     SINGLE FAMILY
 01778                                                               $395,764.85                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600474620                          10/24/2002                       $3,736.85                      $450,000.00
 CO                                 12/01/2002                       01/01/2003                     75
 80524                               PUD                             $445,235.45                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/02/2002
 600474687                          11/01/2002                       $4,126.90                      $501,000.00
 KS                                                                  01/01/2003                     71.57
 66218                               SINGLE FAMILY                   $492,831.29                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600475595                          09/27/2002                       $3,250.12                      $388,250.00
 MD                                 11/01/2002                       02/01/2003                     51.77
                                     SINGLE FAMILY
 21601                                                               $382,307.83                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600475740                          11/21/2002                       $3,114.04                      $375,000.00
 IL                                 01/01/2003                       01/01/2003                     66.02
 60068                               SINGLE FAMILY                   $369,421.06                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600475875                          10/22/2002                       $3,628.59                      $430,000.00
 MA                                 12/01/2002                       01/01/2003                     43
 02421                               SINGLE FAMILY                   $425,542.02                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/21/2002
 600475922                          12/01/2002                       $3,653.81                      $440,000.00
 MA                                                                  02/01/2003                     49.44
 01778                               SINGLE FAMILY                   $435,039.88                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600475923                          10/18/2002                       $3,263.52                      $393,000.00
 MA                                 12/01/2002                       02/01/2003                     70.81
                                     SINGLE FAMILY
 02465                                                               $388,838.94                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600476082                          10/08/2002                       $4,085.30                      $495,950.00
 CO                                 12/01/2002                       02/01/2003                     59.4
 80477                               SINGLE FAMILY                   $490,643.60                    5.625
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    11/25/2002
 600476227                          01/01/2003                       $3,006.08                      $362,000.00
 CA                                                                  02/01/2003                     71.68
 94607                               CONDOMINIUM                     $359,262.62                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600476666                          11/22/2002                       $3,371.46                      $406,000.00
 MA                                 01/01/2003                       01/01/2003                     73.15
                                     SINGLE FAMILY
 01845                                                               $403,057.20                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600476672                          10/31/2002                       $4,736.46                      $575,000.00
 OH                                 12/01/2002                       02/01/2003                     73.72
 45226                               SINGLE FAMILY                   $568,847.80                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/24/2002
 600476697                          12/01/2002                       $2,977.19                      $350,000.00
 CA                                                                  01/01/2003                     75.27
 91941                               SINGLE FAMILY                   $346,156.98                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600476945                          10/23/2002                       $3,404.68                      $410,000.00
 MA                                 12/01/2002                       02/01/2003                     48.52
                                     SINGLE FAMILY
 01845                                                               $389,495.40                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600476971                          09/25/2002                       $5,130.65                      $608,000.00
 WA                                 11/01/2002                       01/01/2003                     41.79
 98040                               SINGLE FAMILY                   $599,574.47                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600477040                          12/01/2002                       $3,633.36                      $331,000.00
 MA                                                                  01/01/2003                     47.29
 01581                               SINGLE FAMILY                   $324,828.56                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600477295                          10/24/2002                       $5,302.35                      $485,800.00
 IN                                 12/01/2002                       01/01/2003                     51.14
                                     PUD
 46033                                                               $476,681.91                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600477318                          10/31/2002                       $3,097.43                      $373,000.00
 NJ                                 12/01/2002                       01/01/2003                     43.37
 08540                               SINGLE FAMILY                   $368,045.92                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600477478                          11/12/2002                       $3,392.23                      $408,500.00
 FL                                 01/01/2003                       03/01/2003                     32.63
 33139                               SINGLE FAMILY                   $401,108.48                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/31/2002
 600477681                          12/01/2002                       $5,314.72                      $645,200.00
 MD                                                                  01/01/2003                     47.09
 21030                               SINGLE FAMILY                   $638,296.71                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600477700                          10/25/2002                       $4,982.46                      $600,000.00
 NJ                                 12/01/2002                       02/01/2003                     66.67
                                     SINGLE FAMILY
 08055                                                               $593,647.28                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600477723                          10/28/2002                       $3,255.21                      $392,000.00
 NJ                                 12/01/2002                       01/01/2003                     70
 07869                               SINGLE FAMILY                   $387,849.55                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/15/2002
 600477733                          12/01/2002                       $2,957.20                      $359,000.00
 NJ                                                                  01/01/2003                     49.52
 07043                               SINGLE FAMILY                   $355,158.89                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600478416                          10/04/2002                       $4,185.59                      $500,000.00
 GA                                 12/01/2002                       03/01/2003                     69.93
                                     SINGLE FAMILY
 30052                                                               $494,761.42                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600478564                          10/29/2002                       $2,718.31                      $330,000.00
 VA                                 12/01/2002                       02/01/2003                     66.53
 22311                               PUD                             $326,469.20                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/04/2002
 600478565                          12/01/2002                       $3,177.96                      $385,800.00
 AZ                                                                  01/01/2003                     52.63
 85718                               SINGLE FAMILY                   $378,966.24                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600478573                          10/30/2002                       $4,816.38                      $580,000.00
 CO                                 12/01/2002                       01/01/2003                     64.44
                                     PUD
 80128                                                               $573,859.04                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600478792                          11/08/2002                       $5,107.02                      $615,000.00
 MI                                 01/01/2003                       02/01/2003                     55.91
 48306                               SINGLE FAMILY                   $610,669.36                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/05/2002
 600478793                          12/01/2002                       $4,050.51                      $480,000.00
 AZ                                                                  02/01/2003                     80
 85718                               SINGLE FAMILY                   $475,023.67                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600478821                          10/25/2002                       $3,819.89                      $460,000.00
 PA                                 12/01/2002                       02/01/2003                     67.15
                                     SINGLE FAMILY
 19087                                                               $455,129.57                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600478910                          10/29/2002                       $3,155.56                      $380,000.00
 MA                                 12/01/2002                       01/01/2003                     66.09
 02332                               SINGLE FAMILY                   $375,976.60                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600479607                          11/05/2002                       $3,212.55                      $390,000.00
 NJ                                 01/01/2003                       01/01/2003                     64.46
 07009                               SINGLE FAMILY                   $387,146.52                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/28/2002
 600480156                          12/01/2002                       $4,523.79                      $540,400.00
 VA                                                                  01/01/2003                     70
 22182                               SINGLE FAMILY                   $534,738.12                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600480893                          11/14/2002                       $2,956.26                      $356,000.00
 IA                                 01/01/2003                       01/01/2003                     67.81
                                     SINGLE FAMILY
 52807                                                               $353,493.15                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600481394                          10/25/2002                       $2,947.96                      $355,000.00
 PA                                 12/01/2002                       02/01/2003                     71
 19311                               SINGLE FAMILY                   $351,098.10                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/25/2002
 600481606                          01/01/2003                       $3,976.32                      $475,000.00
 MA                                                                  02/01/2003                     51.08
 01930                               SINGLE FAMILY                   $471,690.32                    5.875
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600481912                          11/01/2002                       $3,542.05                      $430,000.00
 CA                                 01/01/2003                       02/01/2003                     46.49
                                     SINGLE FAMILY
 92629                                                               $426,940.00                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600481942                          12/02/2002                       $5,106.42                      $610,000.00
 CA                                 02/01/2003                       01/01/2003                     46.21
 94118                               SINGLE FAMILY                   $607,880.04                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/01/2002
 600482171                          01/01/2003                       $1,162.57                      $140,000.00
 NJ                                                                  02/01/2003                     58.33
 07062                               SINGLE FAMILY                   $138,611.20                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600482192                          11/15/2002                       $5,441.28                      $650,000.00
 PA                                 01/01/2003                       01/01/2003                     24.53
                                     SINGLE FAMILY
 19085                                                               $642,899.71                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600482382                          10/10/2002                       $3,415.44                      $408,000.00
 NM                                 12/01/2002                       01/01/2003                     69.39
 87508                               PUD                             $403,725.32                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/04/2002
 600482474                          02/01/2003                       $3,624.42                      $440,000.00
 NC                                                                  01/01/2003                     74.59
 28630                               SINGLE FAMILY                   $438,438.08                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600482795                          11/21/2002                       $3,354.86                      $404,000.00
 WI                                 01/01/2003                       02/01/2003                     73.06
                                     SINGLE FAMILY
 53092                                                               $401,009.31                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600482838                          11/08/2002                       $3,114.04                      $375,000.00
 DE                                 01/01/2003                       01/01/2003                     62.5
 19707                               PUD                             $371,459.90                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600482963                          12/03/2002                       $3,238.60                      $390,000.00
 IL                                 02/01/2003                       01/01/2003                     72.22
 60010                               SINGLE FAMILY                   $388,630.15                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600483534                          12/01/2002                       $5,273.11                      $635,000.00
 CA                                                                  02/01/2003                     71.43
 92653                               PUD                             $628,276.68                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600483850                          10/25/2002                       $3,969.36                      $478,000.00
 MA                                 12/01/2002                       02/01/2003                     53.11
                                     SINGLE FAMILY
 02458                                                               $472,939.00                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600483859                          12/05/2002                       $3,487.72                      $420,000.00
 MA                                 02/01/2003                       02/01/2003                     29.27
 01776                               SINGLE FAMILY                   $418,024.78                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/22/2002
 600483983                          12/01/2002                       $5,441.27                      $650,000.00
 MT                                                                  02/01/2003                     46.43
 59937                               SINGLE FAMILY                   $643,189.83                    5.875
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600484133                          11/21/2002                       $4,152.05                      $500,000.00
 MA                                 01/01/2003                       02/01/2003                     51.28
                                     SINGLE FAMILY
 02981                                                               $496,019.95                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600484172                          11/14/2002                       $2,864.91                      $345,000.00
 IL                                 01/01/2003                       01/01/2003                     75
 60067                               SINGLE FAMILY                   $342,570.63                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/19/2002
 600484709                          01/01/2003                       $2,906.44                      $350,000.00
 WI                                                                  01/01/2003                     68.63
 53118                               SINGLE FAMILY                   $346,934.31                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600484972                          10/24/2002                       $3,624.42                      $440,000.00
 IN                                 12/01/2002                       02/01/2003                     59.86
                                     SINGLE FAMILY
 46236                                                               $434,463.37                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600484983                          10/29/2002                       $2,906.44                      $350,000.00
 IL                                 12/01/2002                       02/01/2003                     77.78
 60625                               SINGLE FAMILY                   $346,294.22                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/16/2002
 600485048                          12/01/2002                       $2,856.61                      $344,000.00
 VA                                                                  02/01/2003                     66.54
 20112                               SINGLE FAMILY                   $340,357.77                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600485229                          11/15/2002                       $3,382.73                      $414,000.00
 MD                                 01/01/2003                       02/01/2003                     69
                                     SINGLE FAMILY
 20817                                                               $410,821.82                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600485393                          11/21/2002                       $3,404.68                      $410,000.00
 MD                                 01/01/2003                       01/01/2003                     42.27
 20815                               SINGLE FAMILY                   $406,728.79                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600485412                          10/17/2002                       $5,441.27                      $650,000.00
 TX                                 12/01/2002                       02/01/2003                     71.43
 75214                               SINGLE FAMILY                   $643,189.83                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 600485546                          12/01/2002                       $3,164.31                      $378,000.00
 NJ                                                                  01/01/2003                     72
 08525                               SINGLE FAMILY                   $374,039.61                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600485609                          12/03/2002                       $5,354.26                      $650,000.00
 CA                                 02/01/2003                       01/01/2003                     54.17
                                     SINGLE FAMILY
 94596                                                               $647,692.62                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600485781                          10/23/2002                       $3,677.89                      $442,900.00
 DC                                 12/01/2002                       01/01/2003                     49.21
 20016                               SINGLE FAMILY                   $438,210.63                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/27/2002
 600485950                          01/01/2003                       $2,767.74                      $336,000.00
 IL                                                                  01/01/2003                     73.52
 60103                               SINGLE FAMILY                   $333,608.93                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600486039                          11/06/2002                       $5,065.92                      $620,000.00
 CA                                 01/01/2003                       01/01/2003                     47.69
                                     SINGLE FAMILY
 92807                                                               $615,541.30                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600486086                          10/07/2002                       $3,055.48                      $365,000.00
 IL                                 12/01/2002                       01/01/2003                     78.49
 60561                               SINGLE FAMILY                   $361,175.84                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/01/2002
 600486110                          01/01/2003                       $3,088.99                      $375,000.00
 NJ                                                                  01/01/2003                     68.81
 07632                               SINGLE FAMILY                   $372,331.40                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600486297                          11/01/2002                       $4,036.29                      $490,000.00
 NJ                                 01/01/2003                       01/01/2003                     57.31
                                     SINGLE FAMILY
 07901                                                               $486,513.02                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600486298                          10/10/2002                       $3,348.47                      $400,000.00
 MA                                 12/01/2002                       01/01/2003                     48.48
 01778                               SINGLE FAMILY                   $395,534.37                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/21/2002
 600486377                          01/01/2003                       $3,886.32                      $468,000.00
 WI                                                                  02/01/2003                     49.68
 53217                               SINGLE FAMILY                   $464,704.48                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600486475                          10/25/2002                       $3,375.43                      $400,000.00
 NH                                 12/01/2002                       02/01/2003                     77.22
                                     SINGLE FAMILY
 03862                                                               $395,853.04                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600486682                          11/21/2002                       $3,657.37                      $444,000.00
 PA                                 01/01/2003                       02/01/2003                     57.29
 19072                               SINGLE FAMILY                   $440,493.74                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600486768                          10/15/2002                       $3,294.93                      $400,000.00
 PA                                 12/01/2002                       02/01/2003                     52.63
 19004                               SINGLE FAMILY                   $395,720.21                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/21/2002
 600486801                          01/01/2003                       $3,348.47                      $400,000.00
 IL                                                                  02/01/2003                     78.43
 60201                               SINGLE FAMILY                   $397,212.92                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600486911                          10/28/2002                       $3,121.26                      $382,000.00
 LA                                 12/01/2002                       01/01/2003                     72.08
                                     SINGLE FAMILY
 70447                                                               $377,869.84                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600487038                          10/28/2002                       $2,862.95                      $342,000.00
 MA                                 12/01/2002                       02/01/2003                     45
 01867                               SINGLE FAMILY                   $338,416.79                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600487072                          01/01/2003                       $3,597.76                      $433,250.00
 NC                                                                  02/01/2003                     67.17
 27513                               SINGLE FAMILY                   $430,199.17                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600487123                          12/13/2002                       $4,365.78                      $530,000.00
 MA                                 02/01/2003                       01/01/2003                     67.52
                                     SINGLE FAMILY
 01810                                                               $528,118.60                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600487133                          12/06/2002                       $3,846.83                      $467,000.00
 IA                                 02/01/2003                       02/01/2003                     64.86
 52767                               SINGLE FAMILY                   $465,342.23                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/05/2002
 600487136                          01/01/2003                       $5,397.67                      $650,000.00
 MA                                                                  02/01/2003                     36.11
 02030                               SINGLE FAMILY                   $645,422.88                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600487264                          10/25/2002                       $3,176.32                      $382,500.00
 FL                                 12/01/2002                       01/01/2003                     61.2
                                     SINGLE FAMILY
 33180                                                               $377,814.02                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 600487391                          11/01/2002                       $2,978.27                      $364,500.00
 CT                                 12/01/2002                       03/01/2003                     56.08
 06612                               SINGLE FAMILY                   $359,908.82                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/17/2002
 600487532                          02/01/2003                       $6,186.56                      $745,000.00
 MA                                                                  02/01/2003                     41.39
 02030                               SINGLE FAMILY                   $742,383.23                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600487651                          12/03/2002                       $2,929.91                      $350,000.00
 MA                                 01/01/2003                       02/01/2003                     60.03
                                     SINGLE FAMILY
 01778                                                               $347,561.31                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600487823                          12/10/2002                       $3,676.87                      $450,000.00
 MA                                 02/01/2003                       01/01/2003                     48.44
 01545                               SINGLE FAMILY                   $448,385.63                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600487853                          10/25/2002                       $3,291.04                      $390,000.00
 MA                                 12/01/2002                       02/01/2003                     73.58
 02459                               SINGLE FAMILY                   $385,151.96                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/04/2002
 600488096                          01/01/2003                       $3,676.88                      $450,000.00
 NC                                                                  02/01/2003                     75
 28646                               PUD                             $446,763.84                    5.5
 SECOND HOME                        PURCHASE                         STANDARD                       N

 600488157                          12/03/2002                       $4,185.27                      $504,000.00
 NJ                                 01/01/2003                       01/01/2003                     33.6
                                     SINGLE FAMILY
 07046                                                               $496,263.77                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488193                          10/30/2002                       $3,869.89                      $469,800.00
 MA                                 01/01/2003                       01/01/2003                     26.1
 02481                               SINGLE FAMILY                   $466,456.78                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/01/2002
 600488364                          12/01/2002                       $4,525.73                      $545,000.00
 IL                                                                  02/01/2003                     68.99
 60142                               SINGLE FAMILY                   $508,219.01                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488384                          12/04/2002                       $7,561.86                      $918,000.00
 MA                                 01/01/2003                       02/01/2003                     15.3
                                     SINGLE FAMILY
 02445                                                               $911,467.26                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488452                          11/18/2002                       $3,366.38                      $412,000.00
 MD                                 01/01/2003                       02/01/2003                     58.03
 20854                               SINGLE FAMILY                   $409,037.13                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/17/2002
 600488516                          12/01/2002                       $3,955.39                      $472,500.00
 SC                                                                  01/01/2003                     82.17
 29732                               SINGLE FAMILY                   $467,549.51                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488543                          11/12/2002                       $3,155.94                      $377,000.00
 IN                                 01/01/2003                       02/01/2003                     58.72
                                     SINGLE FAMILY
 46074                                                               $374,373.16                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488804                          10/30/2002                       $2,916.99                      $357,000.00
 IL                                 12/01/2002                       01/01/2003                     42.5
 60622                               SINGLE FAMILY                   $353,140.14                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/10/2002
 600488807                          02/01/2003                       $2,740.35                      $330,000.00
 MA                                                                  01/01/2003                     55.93
 02021                               SINGLE FAMILY                   $328,840.90                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488844                          10/31/2002                       $4,217.33                      $507,860.00
 MN                                 01/01/2003                       02/01/2003                     46.17
                                     SINGLE FAMILY
 55331                                                               $504,283.79                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600488866                          12/17/2002                       $3,848.46                      $471,000.00
 PA                                 02/01/2003                       02/01/2003                     49.58
 18938                               SINGLE FAMILY                   $469,310.29                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600488868                          11/06/2002                       $2,923.04                      $352,000.00
 CA                                 01/01/2003                       01/01/2003                     37.05
 90266                               SINGLE FAMILY                   $349,343.52                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/26/2002
 600488943                          01/01/2003                       $3,456.26                      $423,000.00
 MA                                                                  01/01/2003                     52.88
 02459                               SINGLE FAMILY                   $419,958.02                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600489646                          11/15/2002                       $3,706.79                      $450,000.00
 MD                                 01/01/2003                       01/01/2003                     56.96
                                     SINGLE FAMILY
 20854                                                               $446,797.69                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600489662                          12/16/2002                       $2,873.22                      $346,000.00
 MA                                 02/01/2003                       02/01/2003                     48.73
 01760                               SINGLE FAMILY                   $344,657.92                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/15/2002
 600489729                          01/01/2003                       $3,418.49                      $415,000.00
 MA                                                                  01/01/2003                     50.36
 02043                               SINGLE FAMILY                   $412,046.74                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600489778                          10/15/2002                       $3,789.17                      $460,000.00
 MD                                 12/01/2002                       01/01/2003                     59.35
                                     PUD
 21140                                                               $455,078.25                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600489934                          11/18/2002                       $3,660.54                      $448,000.00
 IN                                 01/01/2003                       02/01/2003                     57.81
 46158                               SINGLE FAMILY                   $444,778.22                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/18/2002
 600490127                          01/01/2003                       $3,595.17                      $440,000.00
 VA                                                                  01/01/2003                     80
 20152                               PUD                             $436,835.76                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600490149                          11/26/2002                       $3,676.88                      $450,000.00
 PA                                 01/01/2003                       02/01/2003                     59.21
                                     SINGLE FAMILY
 18940                                                               $446,763.84                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600490172                          11/14/2002                       $2,859.79                      $350,000.00
 MD                                 01/01/2003                       02/01/2003                     67.31
 20736                               SINGLE FAMILY                   $346,914.10                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/03/2002
 600490504                          01/01/2003                       $3,348.47                      $400,000.00
 NH                                                                  02/01/2003                     59.08
 03801                               SINGLE FAMILY                   $397,137.60                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600490803                          10/31/2002                       $4,118.66                      $500,000.00
 NC                                 12/01/2002                       02/01/2003                     48.54
                                     SINGLE FAMILY
 28211                                                               $494,650.27                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600490816                          11/19/2002                       $5,156.56                      $626,000.00
 MA                                 01/01/2003                       02/01/2003                     69.56
 02532                               SINGLE FAMILY                   $621,045.22                    5.625
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600490857                          10/31/2002                       $4,691.82                      $565,000.00
 NJ                                 12/01/2002                       01/01/2003                     68.9
 08540                               SINGLE FAMILY                   $559,017.84                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 600490865                          02/01/2003                       $6,079.10                      $744,000.00
 IL                                                                  02/01/2003                     53.14
 60201                               SINGLE FAMILY                   $739,410.00                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600490866                          11/07/2002                       $3,554.31                      $435,000.00
 IL                                 01/01/2003                       01/01/2003                     58
                                     SINGLE FAMILY
 60010                                                               $431,871.73                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600490977                          12/03/2002                       $3,189.78                      $378,000.00
 VA                                 02/01/2003                       01/01/2003                     47.25
 23139                               SINGLE FAMILY                   $376,700.22                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/10/2002
 600491162                          02/01/2003                       $4,276.61                      $515,000.00
 IL                                                                  01/01/2003                     64.38
 60558                               SINGLE FAMILY                   $513,191.10                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600491227                          11/18/2002                       $4,044.52                      $491,000.00
 PA                                 01/01/2003                       02/01/2003                     85.39
                                     SINGLE FAMILY
 19460                                                               $487,505.91                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600491369                          10/22/2002                       $3,387.75                      $418,000.00
 NJ                                 12/01/2002                       01/01/2003                     66.88
 08034                               SINGLE FAMILY                   $413,433.23                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    01/06/2003
 600491572                          03/01/2003                       $3,181.06                      $380,000.00
 MA                                                                  02/01/2003                     66.67
 02481                               SINGLE FAMILY                   $380,000.00                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600491784                          10/31/2002                       $2,762.49                      $330,000.00
 NJ                                 12/01/2002                       01/01/2003                     52.8
                                     SINGLE FAMILY
 08203                                                               $326,542.54                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600491823                          11/22/2002                       $2,994.26                      $363,500.00
 MA                                 01/01/2003                       02/01/2003                     45.44
 02364                               SINGLE FAMILY                   $360,143.81                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/08/2002
 600491848                          01/01/2003                       $4,330.54                      $530,000.00
 DE                                                                  02/01/2003                     53
 19807                               SINGLE FAMILY                   $526,188.54                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600491896                          11/18/2002                       $3,055.48                      $365,000.00
 RI                                 01/01/2003                       02/01/2003                     54.07
                                     SINGLE FAMILY
 02818                                                               $362,456.79                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600491963                          11/15/2002                       $6,878.16                      $835,000.00
 MA                                 01/01/2003                       02/01/2003                     53.87
 01890                               SINGLE FAMILY                   $828,710.07                    5.625
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600492205                          12/19/2002                       $5,086.24                      $466,000.00
 MA                                 02/01/2003                       02/01/2003                     40.52
 02655                               SINGLE FAMILY                   $463,098.14                    5.625
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    11/06/2002
 600492304                          01/01/2003                       $2,891.30                      $351,000.00
 IN                                                                  02/01/2003                     52.39
 46256                               SINGLE FAMILY                   $345,131.33                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600492512                          12/04/2002                       $4,988.29                      $610,500.00
 WI                                 02/01/2003                       01/01/2003                     50.88
                                     SINGLE FAMILY
 53066                                                               $608,309.84                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600492531                          11/20/2002                       $5,314.62                      $640,000.00
 MA                                 01/01/2003                       02/01/2003                     44.76
 02445                               SINGLE FAMILY                   $635,493.33                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/03/2002
 600492710                          01/01/2003                       $4,886.16                      $598,000.00
 IL                                                                  01/01/2003                     54.36
 60062                               SINGLE FAMILY                   $593,699.51                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600492974                          11/20/2002                       $2,825.40                      $343,000.00
 CT                                 01/01/2003                       02/01/2003                     63.28
                                     SINGLE FAMILY
 06032                                                               $340,559.12                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600493046                          12/17/2002                       $4,077.47                      $495,000.00
 MA                                 02/01/2003                       01/01/2003                     24.75
 02652                               SINGLE FAMILY                   $493,242.84                    5.625
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    12/03/2002
 600493086                          02/01/2003                       $4,118.66                      $500,000.00
 WI                                                                  02/01/2003                     59.52
 53045                               SINGLE FAMILY                   $498,225.09                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600493558                          10/25/2002                       $3,399.07                      $416,000.00
 AL                                 12/01/2002                       01/01/2003                     47.98
                                     SINGLE FAMILY
 36532                                                               $411,502.24                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600493618                          10/31/2002                       $3,537.97                      $433,000.00
 GA                                 12/01/2002                       01/01/2003                     72.17
 30126                               PUD                             $428,318.44                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/06/2002
 600493636                          02/01/2003                       $3,057.99                      $368,250.00
 IL                                                                  01/01/2003                     64.83
 60451                               SINGLE FAMILY                   $366,956.54                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600493696                          11/07/2002                       $739.06                        $89,000.00
 FL                                 01/01/2003                       02/01/2003                     40.83
                                     SINGLE FAMILY
 33955                                                               $88,373.30                     5.75
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600493923                          10/17/2002                       $2,929.91                      $350,000.00
 MD                                 12/01/2002                       02/01/2003                     70
 30639                               SINGLE FAMILY                   $343,972.10                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600493957                          11/11/2002                       $3,699.22                      $337,000.00
 CA                                 01/01/2003                       02/01/2003                     46.87
 90275                               SINGLE FAMILY                   $332,820.95                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/11/2002
 600494142                          02/01/2003                       $3,348.47                      $400,000.00
 CT                                                                  02/01/2003                     59.7
 06880                               CONDOMINIUM                     $398,609.86                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600494447                          10/07/2002                       $4,575.67                      $560,000.00
 PA                                 12/01/2002                       02/01/2003                     48.7
                                     SINGLE FAMILY
 19041                                                               $553,945.33                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600495178                          11/18/2002                       $3,900.97                      $466,000.00
 MA                                 01/01/2003                       02/01/2003                     66.19
 01741                               SINGLE FAMILY                   $462,753.05                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/08/2002
 600495994                          01/01/2003                       $4,678.80                      $568,000.00
 FL                                                                  02/01/2003                     80
 34239                               SINGLE FAMILY                   $563,957.95                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600496012                          11/08/2002                       $3,502.01                      $415,000.00
 MA                                 01/01/2003                       02/01/2003                     49.52
                                     SINGLE FAMILY
 02492                                                               $412,138.84                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600496972                          11/07/2002                       $1,328.66                      $160,000.00
 DE                                 01/01/2003                       02/01/2003                     57.76
 19711                               SINGLE FAMILY                   $158,796.99                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    11/05/2002
 600497119                          01/01/2003                       $2,948.96                      $358,000.00
 NJ                                                                  01/01/2003                     62.81
 07930                               SINGLE FAMILY                   $355,452.38                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600497176                          11/08/2002                       $5,173.40                      $618,000.00
 MI                                 01/01/2003                       01/01/2003                     76.3
                                     SINGLE FAMILY
 48098                                                               $613,693.93                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600497849                          10/25/2002                       $3,453.26                      $415,850.00
 AZ                                 12/01/2002                       01/01/2003                     39.6
 85737                               PUD                             $411,447.03                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/11/2002
 600497893                          02/01/2003                       $2,974.19                      $364,000.00
 PA                                                                  02/01/2003                     46.25
 19073                               PUD                             $362,694.14                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600498913                          11/27/2002                       $2,934.66                      $345,000.00
 MA                                 01/01/2003                       01/01/2003                     33.01
                                     SINGLE FAMILY
 01776                                                               $342,646.57                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600500197                          11/11/2002                       $2,745.75                      $328,000.00
 AL                                 01/01/2003                       01/01/2003                     77
 36303                               SINGLE FAMILY                   $325,714.58                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600500811                          11/18/2002                       $4,085.42                      $500,000.00
 SC                                 01/01/2003                       02/01/2003                     80
 29646                               PUD                             $496,404.28                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/25/2002
 600500991                          02/01/2003                       $3,641.47                      $435,000.00
 NJ                                                                  02/01/2003                     74.36
 07751                               SINGLE FAMILY                   $433,488.22                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600501165                          11/15/2002                       $3,979.20                      $487,000.00
 FL                                 01/01/2003                       02/01/2003                     62.84
                                     PUD
 32712                                                               $483,497.76                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600501581                          12/20/2002                       $3,676.88                      $450,000.00
 MA                                 02/01/2003                       02/01/2003                     32.61
 01845                               SINGLE FAMILY                   $448,215.87                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/19/2002
 600502027                          01/01/2003                       $3,994.27                      $481,000.00
 VA                                                                  02/01/2003                     61.67
 22901                               SINGLE FAMILY                   $477,612.95                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600502234                          11/19/2002                       $3,497.12                      $428,000.00
 CO                                 01/01/2003                       02/01/2003                     35.67
                                     SINGLE FAMILY
 80210                                                               $424,922.06                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600502755                          12/06/2002                       $3,186.63                      $390,000.00
 MD                                 02/01/2003                       01/01/2003                     60.82
 21218                               SINGLE FAMILY                   $388,600.87                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/04/2002
 600502918                          02/01/2003                       $3,367.42                      $408,800.00
 IL                                                                  02/01/2003                     80
 60010                               SINGLE FAMILY                   $407,348.83                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600502947                          12/03/2002                       $5,339.49                      $492,000.00
 DE                                 01/01/2003                       01/01/2003                     51.79
                                     SINGLE FAMILY
 19807                                                               $485,816.88                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600503019                          12/06/2002                       $3,918.87                      $471,920.00
 PA                                 02/01/2003                       01/01/2003                     80
 19146                               SINGLE FAMILY                   $470,262.41                    5.75
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/25/2002
 600503176                          01/01/2003                       $4,777.64                      $580,000.00
 IL                                                                  02/01/2003                     71.17
 60659                               SINGLE FAMILY                   $575,872.57                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600503298                          12/09/2002                       $3,676.88                      $450,000.00
 IL                                 02/01/2003                       01/01/2003                     69.23
                                     SINGLE FAMILY
 60523                                                               $448,385.62                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600503445                          11/25/2002                       $4,481.10                      $544,000.00
 IN                                 01/01/2003                       01/01/2003                     75.03
 46038                               PUD                             $540,128.75                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600503456                          12/23/2002                       $2,917.68                      $360,000.00
 SC                                 02/01/2003                       01/01/2003                     87.17
 29072                               SINGLE FAMILY                   $358,694.82                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/25/2002
 600503529                          01/01/2003                       $3,047.35                      $376,000.00
 NJ                                                                  01/01/2003                     50.81
 08502                               SINGLE FAMILY                   $373,126.49                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600503537                          11/27/2002                       $3,566.05                      $440,000.00
 NJ                                 01/01/2003                       01/01/2003                     51.76
                                     SINGLE FAMILY
 07481                                                               $436,802.42                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600503753                          12/09/2002                       $3,857.45                      $472,100.00
 NJ                                 02/01/2003                       01/01/2003                     47.21
 07059                               SINGLE FAMILY                   $470,406.34                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600503904                          01/01/2003                       $3,800.52                      $454,000.00
 MA                                                                  01/01/2003                     61.35
 02459                               SINGLE FAMILY                   $450,836.65                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600503938                          12/17/2002                       $5,311.05                      $650,000.00
 NC                                 02/01/2003                       01/01/2003                     73.12
                                     SINGLE FAMILY
 27607                                                               $647,668.12                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504151                          11/25/2002                       $3,280.12                      $395,000.00
 FL                                 01/01/2003                       02/01/2003                     62.2
 33487                               CONDOMINIUM                     $392,218.53                    5.75
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    11/13/2002
 600504283                          01/01/2003                       $3,294.93                      $400,000.00
 LA                                                                  02/01/2003                     66.12
 70508                               SINGLE FAMILY                   $397,153.48                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504308                          12/03/2002                       $3,905.66                      $478,000.00
 IN                                 01/01/2003                       02/01/2003                     47.8
                                     SINGLE FAMILY
 46077                                                               $474,562.48                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504375                          11/21/2002                       $3,767.03                      $450,000.00
 CA                                 01/01/2003                       01/01/2003                     54.22
 90266                               SINGLE FAMILY                   $446,864.53                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/20/2002
 600504399                          01/01/2003                       $3,160.89                      $386,850.00
 CO                                                                  01/01/2003                     52.63
 80016                               SINGLE FAMILY                   $384,067.98                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504440                          12/10/2002                       $3,595.17                      $440,000.00
 MA                                 02/01/2003                       02/01/2003                     73.7
                                     CONDOMINIUM
 01886                                                               $438,421.50                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504507                          11/22/2002                       $5,440.43                      $649,900.00
 SC                                 01/01/2003                       02/01/2003                     70.03
 29356                               PUD                             $645,371.68                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600504537                          11/21/2002                       $5,311.04                      $650,000.00
 NJ                                 01/01/2003                       01/01/2003                     34.21
 07078                               SINGLE FAMILY                   $645,325.57                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/03/2002
 600504750                          02/01/2003                       $2,664.77                      $323,500.00
 SC                                                                  01/01/2003                     78.14
 29501                               SINGLE FAMILY                   $322,351.64                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504755                          10/10/2002                       $3,861.41                      $465,000.00
 IL                                 02/01/2003                       02/01/2003                     79.22
                                     SINGLE FAMILY
 60187                                                               $463,343.59                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504759                          12/05/2002                       $3,023.10                      $367,000.00
 FL                                 01/01/2003                       01/01/2003                     59.19
 33326                               PUD                             $364,388.32                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/06/2002
 600504790                          02/01/2003                       $3,013.63                      $360,000.00
 SC                                                                  02/01/2003                     58.06
 29601                               SINGLE FAMILY                   $358,748.87                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504924                          11/26/2002                       $5,008.29                      $608,000.00
 SC                                 01/01/2003                       01/01/2003                     76
                                     PUD
 29926                                                               $605,841.71                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600504950                          11/08/2002                       $2,788.00                      $344,000.00
 VA                                 01/01/2003                       02/01/2003                     36.21
 22901                               PUD                             $341,500.08                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 600505009                          02/01/2003                       $4,044.56                      $495,000.00
 IL                                                                  01/01/2003                     72.79
 60025                               SINGLE FAMILY                   $488,051.20                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600505197                          12/19/2002                       $3,130.18                      $380,000.00
 IL                                 02/01/2003                       01/01/2003                     63.33
                                     SINGLE FAMILY
 60137                                                               $378,651.07                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600505295                          11/22/2002                       $2,804.35                      $335,000.00
 AZ                                 01/01/2003                       01/01/2003                     44.67
 85750                               SINGLE FAMILY                   $332,665.80                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600505401                          01/01/2003                       $3,803.28                      $458,000.00
 MN                                                                  02/01/2003                     70.46
 55374                               SINGLE FAMILY                   $454,774.90                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600505896                          11/12/2002                       $4,311.16                      $515,000.00
 NH                                 01/01/2003                       01/01/2003                     74.64
                                     SINGLE FAMILY
 03079                                                               $510,909.17                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600506018                          11/21/2002                       $4,311.16                      $515,000.00
 NH                                 01/01/2003                       01/01/2003                     79.84
 03087                               SINGLE FAMILY                   $511,411.62                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600506329                          11/26/2002                       $3,182.54                      $389,500.00
 IN                                 01/01/2003                       02/01/2003                     70.82
 46060                               SINGLE FAMILY                   $386,225.99                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/11/2002
 600506554                          02/01/2003                       $5,165.15                      $622,000.00
 IL                                                                  02/01/2003                     31.1
 60044                               SINGLE FAMILY                   $619,815.27                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600506734                          11/20/2002                       $3,121.26                      $382,000.00
 IN                                 01/01/2003                       01/01/2003                     38.2
                                     SINGLE FAMILY
 46038                                                               $379,169.92                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600506795                          11/27/2002                       $5,353.43                      $649,900.00
 SC                                 01/01/2003                       01/01/2003                     78.78
 29650                               PUD                             $645,275.14                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/11/2002
 600507467                          02/01/2003                       $4,624.69                      $566,000.00
 NJ                                                                  02/01/2003                     43.54
 07675                               SINGLE FAMILY                   $563,969.48                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600507594                          12/05/2002                       $4,444.53                      $543,950.00
 CA                                 02/01/2003                       02/01/2003                     79.99
                                     PUD
 92673                                                               $537,554.04                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600507770                          12/13/2002                       $5,271.88                      $640,000.00
 MD                                 02/01/2003                       02/01/2003                     64.97
 20814                               PUD                             $637,728.12                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/29/2002
 600507828                          01/01/2003                       $3,811.58                      $459,000.00
 NJ                                                                  02/01/2003                     54
 07039                               SINGLE FAMILY                   $455,767.87                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600507985                          11/21/2002                       $3,415.45                      $408,000.00
 MA                                 01/01/2003                       01/01/2003                     53.68
                                     SINGLE FAMILY
 01772                                                               $405,157.16                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600508230                          12/12/2002                       $3,268.33                      $400,000.00
 MA                                 02/01/2003                       02/01/2003                     80
 01778                               SINGLE FAMILY                   $398,565.00                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/26/2002
 600509123                          01/01/2003                       $3,736.85                      $450,000.00
 VA                                                                  01/01/2003                     77.59
 23451                               TOWNHOUSE                       $446,831.23                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600509347                          12/10/2002                       $2,792.45                      $339,000.00
 MD                                 02/01/2003                       02/01/2003                     40.17
                                     PUD
 20854                                                               $337,296.61                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600509354                          12/06/2002                       $5,397.67                      $650,000.00
 MA                                 02/01/2003                       01/01/2003                     29.68
 02090                               SINGLE FAMILY                   $647,716.91                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600509382                          11/29/2002                       $3,459.67                      $420,000.00
 MA                                 01/01/2003                       01/01/2003                     57.93
 01810                               SINGLE FAMILY                   $417,011.17                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/03/2002
 600509443                          02/01/2003                       $3,238.60                      $390,000.00
 IL                                                                  02/01/2003                     65
 60625                               SINGLE FAMILY                   $388,630.15                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600509491                          12/10/2002                       $3,775.41                      $451,000.00
 MA                                 02/01/2003                       01/01/2003                     54.01
                                     SINGLE FAMILY
 01748                                                               $436,368.97                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600509716                          12/04/2002                       $3,628.90                      $437,000.00
 MA                                 01/01/2003                       02/01/2003                     29.13
 01742                               SINGLE FAMILY                   $427,126.48                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/04/2002
 600509913                          02/01/2003                       $3,953.91                      $480,000.00
 PA                                                                  02/01/2003                     63.16
 19147                               TOWNHOUSE                       $478,296.09                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600510097                          11/21/2002                       $5,140.09                      $624,000.00
 UT                                 01/01/2003                       02/01/2003                     74.29
                                     SINGLE FAMILY
 84010                                                               $618,487.11                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600510408                          11/21/2002                       $4,201.88                      $506,000.00
 AZ                                 01/01/2003                       02/01/2003                     54.7
 85718                               SINGLE FAMILY                   $501,913.16                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/02/2002
 600510655                          02/01/2003                       $3,944.45                      $475,000.00
 PA                                                                  01/01/2003                     33.93
 19085                               SINGLE FAMILY                   $473,331.59                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600510693                          11/12/2002                       $5,551.03                      $500,000.00
 NH                                 01/01/2003                       02/01/2003                     59.35
                                     SINGLE FAMILY
 03079                                                               $493,882.68                    6
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600510729                          12/20/2002                       $5,106.77                      $625,000.00
 IN                                 02/01/2003                       01/01/2003                     71.02
 46256                               SINGLE FAMILY                   $622,757.81                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/23/2002
 600511748                          02/01/2003                       $3,260.16                      $399,000.00
 IN                                                                  02/01/2003                     57.83
 46511                               SINGLE FAMILY                   $397,568.59                    5.5
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600511878                          11/22/2002                       $3,791.27                      $464,000.00
 CA                                 01/01/2003                       02/01/2003                     80
                                     SINGLE FAMILY
 92677                                                               $459,409.71                    5.5
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600511941                          11/22/2002                       $3,075.86                      $364,500.00
 MA                                 01/01/2003                       01/01/2003                     40.5
 01810                               SINGLE FAMILY                   $361,987.01                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600512092                          11/27/2002                       $3,377.30                      $410,000.00
 NJ                                 01/01/2003                       02/01/2003                     68.33
 08053                               PUD                             $407,082.33                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/10/2002
 600512142                          02/01/2003                       $3,805.64                      $462,000.00
 AZ                                                                  02/01/2003                     70
 85718                               PUD                             $460,359.99                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600513491                          12/16/2002                       $3,764.45                      $457,000.00
 AZ                                 02/01/2003                       02/01/2003                     60.93
                                     SINGLE FAMILY
 85718                                                               $455,377.74                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600513527                          11/25/2002                       $4,005.62                      $478,500.00
 DE                                 01/01/2003                       02/01/2003                     69.85
 19803                               SINGLE FAMILY                   $475,165.93                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/02/2002
 600513558                          01/01/2003                       $2,941.50                      $360,000.00
 MD                                                                  01/01/2003                     39.13
 21131                               SINGLE FAMILY                   $358,708.50                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600514128                          11/27/2002                       $3,515.90                      $420,000.00
 PA                                 01/01/2003                       02/01/2003                     65.12
                                     SINGLE FAMILY
 19454                                                               $417,073.55                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600514194                          12/18/2002                       $4,777.64                      $580,000.00
 NJ                                 02/01/2003                       02/01/2003                     44.62
 08540                               SINGLE FAMILY                   $577,941.11                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/29/2002
 600514197                          01/01/2003                       $3,350.04                      $410,000.00
 MA                                                                  02/01/2003                     78.1
 02093                               SINGLE FAMILY                   $407,051.52                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600514409                          11/12/2002                       $3,268.33                      $400,000.00
 NJ                                 01/01/2003                       02/01/2003                     52.29
                                     SINGLE FAMILY
 07090                                                               $397,123.43                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600514907                          12/23/2002                       $3,268.33                      $400,000.00
 NJ                                 02/01/2003                       02/01/2003                     65.04
 07405                               SINGLE FAMILY                   $398,565.00                    5.5
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/20/2002
 600515149                          02/01/2003                       $4,257.00                      $521,000.00
 OH                                                                  01/01/2003                     74.43
 43081                               SINGLE FAMILY                   $519,130.92                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600515656                          10/29/2002                       $3,930.76                      $485,000.00
 CA                                 12/01/2002                       01/01/2003                     74.62
                                     SINGLE FAMILY
 92886                                                               $479,701.25                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600515816                          12/09/2002                       $2,869.07                      $345,500.00
 MA                                 02/01/2003                       01/01/2003                     54.41
 01742                               SINGLE FAMILY                   $344,286.45                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600515832                          11/15/2002                       $3,830.35                      $465,000.00
 IL                                 01/01/2003                       02/01/2003                     53.14
 60523                               PUD                             $461,690.94                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/21/2002
 600515875                          01/01/2003                       $4,493.96                      $550,000.00
 IL                                                                  01/01/2003                     58.51
 07090                               SINGLE FAMILY                   $546,044.70                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600515908                          11/27/2002                       $4,320.74                      $528,800.00
 IL                                 01/01/2003                       01/01/2003                     77.76
                                     PUD
 60523                                                               $524,997.16                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600516110                          12/05/2002                       $4,330.54                      $530,000.00
 NJ                                 02/01/2003                       02/01/2003                     69.74
 07641                               SINGLE FAMILY                   $528,098.63                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/17/2002
 600516813                          02/01/2003                       $3,031.33                      $368,000.00
 MA                                                                  01/01/2003                     60.83
 01945                               SINGLE FAMILY                   $366,693.67                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600517440                          12/09/2002                       $3,253.74                      $395,000.00
 PA                                 02/01/2003                       01/01/2003                     65.83
                                     SINGLE FAMILY
 19025                                                               $393,597.82                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600517454                          12/20/2002                       $3,953.91                      $480,000.00
 MA                                 02/01/2003                       02/01/2003                     28.24
 02481                               SINGLE FAMILY                   $478,296.09                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/26/2002
 600517632                          01/01/2003                       $3,137.60                      $384,000.00
 NJ                                                                  02/01/2003                     12.8
 07976                               SINGLE FAMILY                   $381,238.49                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600518042                          12/20/2002                       $3,402.01                      $413,000.00
 MD                                 02/01/2003                       01/01/2003                     76.48
                                     SINGLE FAMILY
 20878                                                               $411,533.93                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600518049                          01/08/2003                       $4,069.01                      $490,000.00
 MA                                 03/01/2003                       02/01/2003                     19.61
 02540                               SINGLE FAMILY                   $490,000.00                    5.75
                                    REFINANCE
 SECOND HOME                                                         STANDARD                       N
                                    12/20/2002
 600518307                          02/01/2003                       $3,294.93                      $400,000.00
 ME                                                                  02/01/2003                     57.14
 03909                               SINGLE FAMILY                   $398,483.10                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600518405                          12/20/2002                       $3,456.26                      $423,000.00
 PA                                 02/01/2003                       02/01/2003                     79.81
                                     SINGLE FAMILY
 19382                                                               $421,182.49                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600518638                          12/09/2002                       $4,359.65                      $525,000.00
 MA                                 02/01/2003                       01/01/2003                     26.25
 02559                               SINGLE FAMILY                   $523,155.98                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600518967                          12/06/2002                       $2,859.80                      $350,000.00
 PA                                 02/01/2003                       02/01/2003                     55.56
 19380                               PUD                             $348,744.37                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 600519058                          02/01/2003                       $4,575.67                      $560,000.00
 IL                                                                  02/01/2003                     67.88
 60126                               SINGLE FAMILY                   $555,276.56                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600519273                          11/27/2002                       $3,226.14                      $388,500.00
 KS                                 01/01/2003                       01/01/2003                     71.94
                                     PUD
 66220                                                               $385,764.30                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600520522                          11/21/2002                       $2,917.65                      $351,350.00
 NJ                                 01/01/2003                       02/01/2003                     54.05
 07722                               SINGLE FAMILY                   $348,875.89                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/10/2002
 600520742                          02/01/2003                       $3,561.94                      $425,500.00
 IL                                                                  01/01/2003                     51.89
 60010                               SINGLE FAMILY                   $424,021.24                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600521348                          12/20/2002                       $4,484.21                      $540,000.00
 NH                                 02/01/2003                       02/01/2003                     77.14
                                     SINGLE FAMILY
 03461                                                               $538,103.29                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600521991                          11/26/2002                       $7,042.04                      $861,850.00
 IN                                 01/01/2003                       01/01/2003                     67.6
 46032                               SINGLE FAMILY                   $854,540.70                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/04/2002
 600522065                          02/01/2003                       $5,268.03                      $650,000.00
 CA                                                                  01/01/2003                     64.81
 92657                               PUD                             $647,643.43                    5.375
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600522428                          12/24/2002                       $3,966.13                      $470,000.00
 VA                                 02/01/2003                       02/01/2003                     70.94
                                     SINGLE FAMILY
 22003                                                               $467,276.33                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600522532                          12/09/2002                       $2,800.69                      $340,000.00
 VA                                 02/01/2003                       02/01/2003                     56.67
 23113                               SINGLE FAMILY                   $338,793.06                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/18/2002
 600522672                          02/01/2003                       $3,472.61                      $425,000.00
 NC                                                                  02/01/2003                     53.46
 27712                               SINGLE FAMILY                   $423,475.11                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600522861                          11/22/2002                       $3,308.71                      $395,250.00
 AZ                                 01/01/2003                       01/01/2003                     59.08
                                     PUD
 85718                                                               $391,427.28                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600523215                          12/13/2002                       $5,354.26                      $650,000.00
 MA                                 02/01/2003                       02/01/2003                     33.33
 02468                               SINGLE FAMILY                   $647,692.62                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600523470                          12/23/2002                       $4,739.08                      $580,000.00
 FL                                 02/01/2003                       01/01/2003                     71.6
 33435                               SINGLE FAMILY                   $577,919.25                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600524646                          01/01/2003                       $3,431.75                      $420,000.00
 MA                                                                  01/01/2003                     48
 02481                               SINGLE FAMILY                   $416,979.59                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600525494                          12/05/2002                       $4,747.25                      $581,000.00
 FL                                 01/01/2003                       02/01/2003                     50.52
                                     SINGLE FAMILY
 33629                                                               $576,759.28                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600525626                          12/13/2002                       $3,268.33                      $400,000.00
 MA                                 02/01/2003                       02/01/2003                     50
 01748                               SINGLE FAMILY                   $398,565.00                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 600525778                          02/01/2003                       $4,862.79                      $600,000.00
 NJ                                                                  02/01/2003                     80
 07470                               SINGLE FAMILY                   $597,798.02                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600525804                          12/20/2002                       $3,039.31                      $366,000.00
 DC                                 02/01/2003                       01/01/2003                     38.53
                                     SINGLE FAMILY
 20009                                                               $364,714.44                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600526155                          12/17/2002                       $4,009.79                      $479,000.00
 MA                                 02/01/2003                       01/01/2003                     31.93
 02655                               SINGLE FAMILY                   $477,335.31                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    12/06/2002
 600526178                          02/01/2003                       $5,176.33                      $628,400.00
 OH                                                                  02/01/2003                     52.37
 43054                               SINGLE FAMILY                   $626,169.30                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600526580                          12/20/2002                       $3,871.54                      $470,000.00
 MA                                 02/01/2003                       01/01/2003                     58.99
                                     SINGLE FAMILY
 01451                                                               $468,331.59                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600528609                          12/17/2002                       $4,201.03                      $510,000.00
 AZ                                 02/01/2003                       03/01/2003                     51
 85715                               PUD                             $508,189.60                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/23/2002
 600529096                          12/01/2002                       $4,077.09                      $483,150.00
 TN                                                                  01/01/2003                     76.09
 38018                               SINGLE FAMILY                   $477,638.52                    6
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600529097                          10/23/2002                       $3,736.85                      $450,000.00
 CA                                 12/01/2002                       01/01/2003                     41.86
                                     PUD
 91302                                                               $444,971.04                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600529592                          12/06/2002                       $535.76                        $64,000.00
 FL                                 02/01/2003                       01/01/2003                     20.32
 34285                               SINGLE FAMILY                   $63,777.57                     5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600531197                          11/19/2002                       $3,797.36                      $450,000.00
 ME                                 01/01/2003                       02/01/2003                     75
 03909                               SINGLE FAMILY                   $446,897.54                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 600531575                          02/01/2003                       $5,304.84                      $644,000.00
 IL                                                                  02/01/2003                     53.67
 60646                               SINGLE FAMILY                   $641,713.91                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600532222                          12/16/2002                       $2,159.07                      $260,000.00
 FL                                 02/01/2003                       01/01/2003                     48.6
                                     SINGLE FAMILY
 34229                                                               $259,086.76                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600534733                          11/27/2002                       $3,114.68                      $369,100.00
 CO                                 01/01/2003                       02/01/2003                     41.01
 80918                               PUD                             $366,555.29                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/20/2002
 600535497                          02/01/2003                       $5,148.32                      $625,000.00
 IN                                                                  01/01/2003                     54.35
 46567                               SINGLE FAMILY                   $622,781.37                    5.625
 SECOND HOME                        REFINANCE                        STANDARD                       N

 600535756                          10/23/2002                       $4,050.51                      $480,000.00
 UT                                 12/01/2002                       01/01/2003                     80
                                     PUD
 84010                                                               $475,023.67                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600535758                          10/21/2002                       $2,710.59                      $323,800.00
 VA                                 12/01/2002                       02/01/2003                     62.27
 22182                               SINGLE FAMILY                   $320,407.48                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 600536369                          02/01/2003                       $2,947.96                      $355,000.00
 MA                                                                  01/01/2003                     58.2
 02045                               SINGLE FAMILY                   $353,753.08                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600536578                          01/16/2003                       $2,715.11                      $321,750.00
 MA                                 03/01/2003                       02/01/2003                     65
                                     SINGLE FAMILY
 01566                                                               $321,750.00                    6
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 600537014                          12/13/2002                       $3,294.93                      $400,000.00
 MA                                 02/01/2003                       01/01/2003                     52.29
 01772                               SINGLE FAMILY                   $398,580.07                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/24/2002
 600537341                          02/01/2003                       $2,931.35                      $353,000.00
 NJ                                                                  01/01/2003                     56.66
 08724                               SINGLE FAMILY                   $351,760.11                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600538325                          12/18/2002                       $3,294.93                      $400,000.00
 IN                                 02/01/2003                       02/01/2003                     80
                                     SINGLE FAMILY
 46567                                                               $398,580.07                    5.625
 SECOND HOME                        PURCHASE                         STANDARD                       N

 600539249                          12/18/2002                       $3,595.17                      $440,000.00
 NJ                                 02/01/2003                       02/01/2003                     44
 07670                               SINGLE FAMILY                   $438,421.50                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600540200                          11/12/2002                       $3,678.72                      $443,000.00
 CA                                 01/01/2003                       02/01/2003                     68.68
 94080                               PUD                             $439,252.68                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/05/2002
 600540201                          01/01/2003                       $3,269.79                      $390,600.00
 CA                                                                  02/01/2003                     34.57
 92677                               PUD                             $384,404.61                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600540202                          10/22/2002                       $2,883.62                      $339,000.00
 CA                                 12/01/2002                       02/01/2003                     39.65
                                     PUD
 91935                                                               $335,385.17                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600540203                          11/09/2002                       $4,803.93                      $578,500.00
 TX                                 01/01/2003                       02/01/2003                     47.22
 77024                               SINGLE FAMILY                   $574,426.36                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/23/2002
 600540206                          12/01/2002                       $2,652.80                      $330,000.00
 CA                                                                  02/01/2003                     44.3
 91307                               PUD                             $326,356.96                    5.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600541292                          11/08/2002                       $4,168.86                      $498,000.00
 CA                                 01/01/2003                       01/01/2003                     74.89
                                     PUD
 92131                                                               $494,530.06                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600541294                          11/12/2002                       $3,829.68                      $468,700.00
 CA                                 01/01/2003                       01/01/2003                     54.75
 94941                               SINGLE FAMILY                   $465,329.35                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    01/13/2003
 600546944                          03/01/2003                       $2,971.77                      $355,000.00
 MA                                                                  02/01/2003                     65.74
 02067                               SINGLE FAMILY                   $355,000.00                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600547660                          11/21/2002                       $3,588.31                      $428,650.00
 AZ                                 01/01/2003                       02/01/2003                     43.87
                                     PUD
 85718                                                               $425,663.29                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600547667                          11/15/2002                       $3,248.02                      $388,000.00
 AZ                                 01/01/2003                       02/01/2003                     80
 85207                               PUD                             $385,296.52                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/15/2002
 600547668                          01/01/2003                       $4,039.95                      $486,500.00
 AZ                                                                  01/01/2003                     69.5
 85255                               SINGLE FAMILY                   $483,074.21                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600548853                          11/21/2002                       $5,397.67                      $650,000.00
 OH                                 01/01/2003                       02/01/2003                     61.9
                                     SINGLE FAMILY
 43615                                                               $645,422.88                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549149                          11/18/2002                       $5,053.88                      $608,600.00
 CA                                 01/01/2003                       02/01/2003                     70.77
 90274                               SINGLE FAMILY                   $604,314.42                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600549152                          11/21/2002                       $3,616.36                      $432,000.00
 CA                                 01/01/2003                       01/01/2003                     43.2
 94549                               SINGLE FAMILY                   $428,989.93                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600549153                          01/01/2003                       $3,619.76                      $435,900.00
 GA                                                                  01/01/2003                     80
 30307                               SINGLE FAMILY                   $432,830.52                    5.75
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600549158                          11/08/2002                       $4,409.16                      $522,500.00
 CA                                 01/01/2003                       02/01/2003                     67.64
                                     SINGLE FAMILY
 95746                                                               $518,897.70                    6
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 600549165                          11/15/2002                       $3,122.28                      $370,000.00
 CA                                 01/01/2003                       02/01/2003                     49.33
 94025                               SINGLE FAMILY                   $367,449.08                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/22/2002
 600549168                          01/01/2003                       $2,972.87                      $358,000.00
 MN                                                                  01/01/2003                     77.83
 55108                               SINGLE FAMILY                   $355,479.07                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549170                          11/11/2002                       $3,797.36                      $450,000.00
 CA                                 01/01/2003                       01/01/2003                     27.27
                                     SINGLE FAMILY
 94022                                                               $446,897.54                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549171                          11/14/2002                       $5,197.32                      $615,900.00
 CA                                 01/01/2003                       01/01/2003                     36.77
 90402                               SINGLE FAMILY                   $611,653.77                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/13/2002
 600549172                          01/01/2003                       $3,687.62                      $455,000.00
 CA                                                                  01/01/2003                     47.4
 94549                               SINGLE FAMILY                   $451,508.21                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549177                          11/14/2002                       $3,525.85                      $414,500.00
 IL                                 01/01/2003                       02/01/2003                     67.95
                                     SINGLE FAMILY
 60091                                                               $411,672.46                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549808                          11/15/2002                       $4,483.61                      $535,600.00
 TX                                 01/01/2003                       02/01/2003                     79.35
 75182                               SINGLE FAMILY                   $531,868.09                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/15/2002
 600549820                          01/01/2003                       $3,803.28                      $458,000.00
 CA                                                                  01/01/2003                     67.85
 90275                               SINGLE FAMILY                   $454,774.89                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549821                          11/29/2002                       $3,520.94                      $424,000.00
 CA                                 01/01/2003                       01/01/2003                     75.71
                                     SINGLE FAMILY
 95765                                                               $421,014.32                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 600549834                          11/15/2002                       $2,810.04                      $333,000.00
 CA                                 01/01/2003                       02/01/2003                     61.67
 90720                               SINGLE FAMILY                   $330,704.19                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 600551233                          11/13/2002                       $5,441.27                      $650,000.00
 CA                                 01/01/2003                       02/01/2003                     30.86
 90272                               SINGLE FAMILY                   $645,470.98                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/11/2002
 600551234                          01/01/2003                       $4,235.09                      $510,000.00
 CA                                                                  02/01/2003                     37.09
 90272                               SINGLE FAMILY                   $492,560.92                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 652958067                          03/19/2002                       $3,112.45                      $363,000.00
 CA                                 05/01/2002                       01/01/2003                     78.91
                                     SINGLE FAMILY
 92506                                                               $350,491.35                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653215337                          06/10/2002                       $3,061.00                      $357,000.00
 CA                                 08/01/2002                       01/01/2003                     73.61
 95123                               SINGLE FAMILY                   $348,249.95                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/15/2002
 653267012                          09/01/2002                       $3,858.41                      $450,000.00
 NJ                                                                  02/01/2003                     65.69
 07930                               SINGLE FAMILY                   $440,222.08                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653269684                          06/22/2002                       $4,978.09                      $576,000.00
 CA                                 08/01/2002                       01/01/2003                     59.08
                                     SINGLE FAMILY
 90275                                                               $562,252.18                    6.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653272756                          07/12/2002                       $3,096.28                      $364,000.00
 NY                                 09/01/2002                       01/01/2003                     80
 12065                               SINGLE FAMILY                   $356,474.37                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/11/2002
 653277525                          09/01/2002                       $4,151.05                      $488,000.00
 CA                                                                  02/01/2003                     69.71
 90025                               SINGLE FAMILY                   $477,910.57                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653301059                          07/26/2002                       $4,071.61                      $482,500.00
 CA                                 09/01/2002                       01/01/2003                     57.1
                                     SINGLE FAMILY
 92648                                                               $472,305.08                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 653322343                          07/08/2002                       $3,375.43                      $400,000.00
 CA                                 09/01/2002                       01/01/2003                     69.57
 92602                               PUD                             $388,837.91                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/10/2002
 653361358                          11/01/2002                       $3,189.78                      $378,000.00
 CA                                                                  01/01/2003                     41.54
 93012                               SINGLE FAMILY                   $372,761.76                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653370784                          07/10/2002                       $3,694.02                      $329,000.00
 CA                                 09/01/2002                       02/01/2003                     60.37
                                     SINGLE FAMILY
 91321                                                               $316,961.34                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653372450                          07/16/2002                       $3,558.31                      $415,000.00
 CA                                 09/01/2002                       04/01/2003                     59.29
 90803                               SINGLE FAMILY                   $406,299.91                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 653373864                          08/25/2002                       $3,472.37                      $414,800.00
 CA                                 10/01/2002                       01/01/2003                     45.33
 92064                               SINGLE FAMILY                   $407,521.17                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/18/2002
 653374332                          09/01/2002                       $3,219.62                      $378,500.00
 CA                                                                  02/01/2003                     67.59
 92831                               SINGLE FAMILY                   $369,329.14                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STATED INCOME                  N

 653374576                          07/18/2002                       $4,134.90                      $490,000.00
 CA                                 09/01/2002                       02/01/2003                     54.44
                                     SINGLE FAMILY
 92064                                                               $479,739.21                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653376720                          07/20/2002                       $3,429.70                      $400,000.00
 CA                                 09/01/2002                       01/01/2003                     61.54
 90210                               SINGLE FAMILY                   $391,815.87                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/20/2002
 653421882                          09/01/2002                       $4,282.05                      $503,400.00
 CA                                                                  02/01/2003                     57.2
 95120                               SINGLE FAMILY                   $491,850.56                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653460885                          07/26/2002                       $3,402.50                      $400,000.00
 NJ                                 09/01/2002                       01/01/2003                     78.43
                                     SINGLE FAMILY
 07076                                                               $391,730.10                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653505412                          08/12/2002                       $3,298.25                      $394,000.00
 CA                                 10/01/2002                       02/01/2003                     48.64
 91741                               SINGLE FAMILY                   $387,079.12                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/04/2002
 653528520                          10/01/2002                       $4,177.10                      $495,000.00
 CA                                                                  02/01/2003                     72.79
 90077                               CONDOMINIUM                     $486,403.97                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653534119                          10/09/2002                       $3,711.11                      $446,900.00
 MD                                 12/01/2002                       01/01/2003                     56.93
                                     SINGLE FAMILY
 20817                                                               $442,168.26                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653535555                          09/23/2002                       $2,883.07                      $350,000.00
 TX                                 11/01/2002                       02/01/2003                     63.64
 76092                               PUD                             $344,995.17                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/10/2002
 653536149                          10/01/2002                       $3,291.05                      $390,000.00
 CA                                                                  01/01/2003                     32.5
 92506                               SINGLE FAMILY                   $383,227.36                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653612370                          09/27/2002                       $4,043.29                      $483,000.00
 NJ                                 11/01/2002                       01/01/2003                     65.27
                                     PUD
 07675                                                               $476,236.12                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653666926                          08/19/2002                       $3,248.85                      $385,000.00
 CA                                 10/01/2002                       01/01/2003                     62.1
 94555                               SINGLE FAMILY                   $374,263.97                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 653708501                          09/21/2002                       $3,577.96                      $424,000.00
 MD                                 11/01/2002                       02/01/2003                     45.44
 20854                               SINGLE FAMILY                   $418,124.27                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/22/2002
 653710530                          10/01/2002                       $3,206.66                      $380,000.00
 WA                                                                  02/01/2003                     80
 98029                               SINGLE FAMILY                   $372,947.13                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653738222                          08/24/2002                       $2,755.20                      $326,500.00
 CA                                 10/01/2002                       01/01/2003                     66.23
                                     PUD
 92656                                                               $320,830.09                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653765576                          08/17/2002                       $2,855.22                      $333,000.00
 CA                                 10/01/2002                       02/01/2003                     60.55
 92131                               SINGLE FAMILY                   $327,337.09                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/10/2002
 653824676                          11/01/2002                       $2,770.49                      $325,700.00
 NE                                                                  01/01/2003                     75.31
 68116                               SINGLE FAMILY                   $316,627.90                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653854346                          08/21/2002                       $2,759.42                      $327,000.00
 CA                                 10/01/2002                       02/01/2003                     62.29
                                     SINGLE FAMILY
 90278                                                               $315,638.86                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653857868                          08/30/2002                       $4,337.43                      $514,000.00
 CA                                 11/01/2002                       01/01/2003                     79.87
 92591                               SINGLE FAMILY                   $506,549.50                    6
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/19/2002
 653858378                          11/01/2002                       $3,118.27                      $372,500.00
 CA                                                                  01/01/2003                     43.82
 94946                               SINGLE FAMILY                   $367,283.56                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653874847                          09/17/2002                       $2,953.50                      $350,000.00
 NY                                 11/01/2002                       01/01/2003                     38.46
                                     SINGLE FAMILY
 11976                                                               $345,149.77                    6
 SECOND HOME                        REFINANCE                        STANDARD                       N

 653928347                          08/19/2002                       $3,805.80                      $451,000.00
 CA                                 10/01/2002                       01/01/2003                     72.74
 90503                               SINGLE FAMILY                   $443,168.07                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/25/2002
 653979268                          11/01/2002                       $6,228.08                      $750,000.00
 CA                                                                  01/01/2003                     57.69
 90265                               SINGLE FAMILY                   $739,386.70                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 653993847                          10/27/2002                       $3,881.75                      $460,000.00
 MI                                 12/01/2002                       01/01/2003                     54.12
                                     SINGLE FAMILY
 49445                                                               $455,230.98                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654015364                          11/06/2002                       $2,859.80                      $350,000.00
 CA                                 01/01/2003                       01/01/2003                     51.47
 91362                               PUD                             $346,980.69                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654066859                          09/20/2002                       $2,978.82                      $353,000.00
 CA                                 11/01/2002                       01/01/2003                     29.42
 90212                               SINGLE FAMILY                   $346,528.96                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    08/24/2002
 654068119                          10/01/2002                       $4,355.20                      $512,000.00
 CA                                                                  01/01/2003                     64
 94523                               SINGLE FAMILY                   $503,201.30                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654086096                          09/08/2002                       $2,703.90                      $323,000.00
 CA                                 11/01/2002                       02/01/2003                     74.94
                                     SINGLE FAMILY
 92570                                                               $318,476.74                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654108449                          09/10/2002                       $3,079.27                      $362,000.00
 CA                                 11/01/2002                       01/01/2003                     79.56
 93021                               PUD                             $356,690.03                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/22/2002
 654122382                          11/01/2002                       $2,784.73                      $330,000.00
 CA                                                                  01/01/2003                     73.33
 90503                               CONDOMINIUM                     $325,426.92                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654127406                          09/14/2002                       $3,037.89                      $360,000.00
 CA                                 11/01/2002                       01/01/2003                     70.59
                                     SINGLE FAMILY
 90630                                                               $355,011.18                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654128571                          09/12/2002                       $4,725.60                      $560,000.00
 WA                                 11/01/2002                       01/01/2003                     80
 98110                               PUD                             $552,239.64                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/07/2002
 654128930                          11/01/2002                       $2,792.46                      $339,000.00
 CA                                                                  01/01/2003                     62.2
 91381                               SINGLE FAMILY                   $334,152.45                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654129663                          09/14/2002                       $3,348.48                      $400,000.00
 CA                                 11/01/2002                       01/01/2003                     57.14
                                     SINGLE FAMILY
 94549                                                               $394,398.45                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654129805                          09/10/2002                       $3,628.59                      $430,000.00
 CA                                 11/01/2002                       01/01/2003                     71.67
 90068                               SINGLE FAMILY                   $423,537.38                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/13/2002
 654132796                          11/01/2002                       $3,253.07                      $385,500.00
 CA                                                                  01/01/2003                     72.74
 90066                               SINGLE FAMILY                   $380,157.82                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654133078                          10/25/2002                       $2,929.92                      $350,000.00
 DC                                 12/01/2002                       01/01/2003                     57.9
                                     SINGLE FAMILY
 20011                                                               $346,332.97                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654133142                          09/09/2002                       $3,376.99                      $397,000.00
 CA                                 11/01/2002                       02/01/2003                     66.17
 92040                               SINGLE FAMILY                   $383,062.28                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654133960                          10/14/2002                       $7,952.63                      $950,000.00
 CA                                 12/01/2002                       01/01/2003                     47.5
 92660                               PUD                             $940,046.66                    5.875
                                    PURCHASE
 PRIMARY RESIDENCE                                                   SELECT                         N
                                    10/28/2002
 654135177                          12/01/2002                       $4,384.57                      $528,000.00
 CA                                                                  01/01/2003                     70.4
 91202                               SINGLE FAMILY                   $522,409.58                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654136969                          10/15/2002                       $2,883.07                      $350,000.00
 MN                                 12/01/2002                       02/01/2003                     62.06
                                     SINGLE FAMILY
 55343                                                               $346,255.17                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654143064                          09/25/2002                       $3,222.91                      $385,000.00
 CA                                 11/01/2002                       02/01/2003                     77
 92019                               SINGLE FAMILY                   $379,608.52                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/14/2002
 654144405                          12/01/2002                       $2,737.38                      $327,000.00
 CA                                                                  01/01/2003                     46.71
 90275                               SINGLE FAMILY                   $323,573.95                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654153468                          10/20/2002                       $4,949.25                      $596,000.00
 CA                                 12/01/2002                       01/01/2003                     59.6
                                     SINGLE FAMILY
 91103                                                               $589,689.60                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654154795                          09/22/2002                       $5,399.42                      $645,000.00
 CA                                 11/01/2002                       01/01/2003                     51.6
 92653                               PUD                             $635,967.51                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/02/2002
 654155018                          12/01/2002                       $3,348.48                      $400,000.00
 CA                                                                  02/01/2003                     80
 90077                               SINGLE FAMILY                   $395,809.11                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654155850                          09/23/2002                       $2,799.33                      $334,400.00
 CA                                 11/01/2002                       02/01/2003                     61.36
                                     SINGLE FAMILY
 90265                                                               $329,717.10                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654155989                          09/24/2002                       $3,047.12                      $364,000.00
 NV                                 11/01/2002                       01/01/2003                     76.63
 89124                               SINGLE FAMILY                   $358,902.57                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    09/20/2002
 654156709                          11/01/2002                       $3,088.97                      $369,000.00
 CA                                                                  01/01/2003                     67.71
 91302                               SINGLE FAMILY                   $363,832.56                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654158460                          09/28/2002                       $3,616.36                      $432,000.00
 CA                                 12/01/2002                       02/01/2003                     80
                                     PUD
 92869                                                               $427,473.83                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654159229                          10/04/2002                       $2,846.21                      $340,000.00
 MD                                 12/01/2002                       02/01/2003                     63.55
 20816                               SINGLE FAMILY                   $333,423.02                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   EXPRESS                        N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654161499                          09/21/2002                       $3,097.34                      $370,000.00
 CA                                 11/01/2002                       01/01/2003                     68.52
 92870                               PUD                             $363,806.29                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/14/2002
 654171450                          12/01/2002                       $3,113.84                      $369,000.00
 CA                                                                  02/01/2003                     36
 90803                               SINGLE FAMILY                   $359,124.27                    6
 PRIMARY RESIDENCE                  REFINANCE                        EXPRESS                        N

 654171551                          11/04/2002                       $3,898.62                      $462,000.00
 AZ                                 01/01/2003                       01/01/2003                     75.49
                                     PUD
 85255                                                               $458,814.82                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654172073                          10/04/2002                       $3,856.43                      $457,000.00
 CA                                 12/01/2002                       01/01/2003                     46.87
 95120                               SINGLE FAMILY                   $451,972.81                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/17/2002
 654174315                          12/01/2002                       $3,206.66                      $380,000.00
 CA                                                                  02/01/2003                     46.34
 90004                               SINGLE FAMILY                   $376,060.39                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654176539                          11/14/2002                       $2,767.74                      $336,000.00
 MI                                 01/01/2003                       01/01/2003                     58.43
                                     SINGLE FAMILY
 48360                                                               $333,608.93                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654179815                          11/05/2002                       $2,998.39                      $364,000.00
 CA                                 01/01/2003                       01/01/2003                     45.22
 94949                               SINGLE FAMILY                   $361,409.66                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/05/2002
 654180425                          02/01/2003                       $2,796.11                      $345,000.00
 CA                                                                  02/01/2003                     76.67
 95762                               SINGLE FAMILY                   $343,749.20                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654183632                          10/14/2002                       $3,587.00                      $439,000.00
 CA                                 12/01/2002                       01/01/2003                     29.27
                                     SINGLE FAMILY
 95472                                                               $433,421.87                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654190303                          10/16/2002                       $4,003.34                      $486,000.00
 CA                                 12/01/2002                       01/01/2003                     72
 92679                               PUD                             $480,436.75                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/16/2002
 654190476                          12/01/2002                       $3,264.77                      $390,000.00
 CA                                                                  01/01/2003                     55.71
 92131                               SINGLE FAMILY                   $385,913.87                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654194004                          11/14/2002                       $4,673.72                      $572,000.00
 FL                                 01/01/2003                       01/01/2003                     70.18
                                     CONDOMINIUM
 33921                                                               $567,558.72                    5.5
 SECOND HOME                        REFINANCE                        STANDARD                       N

 654194267                          10/24/2002                       $3,599.61                      $430,000.00
 CA                                 12/01/2002                       01/01/2003                     32.33
 90274                               SINGLE FAMILY                   $424,528.48                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654195194                          10/18/2002                       $2,850.12                      $346,000.00
 CA                                 12/01/2002                       01/01/2003                     71.34
 95123                               SINGLE FAMILY                   $342,297.97                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/27/2002
 654196082                          12/01/2002                       $4,101.15                      $486,000.00
 CA                                                                  01/01/2003                     55.23
 92694                               PUD                             $480,961.44                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654196121                          11/08/2002                       $3,696.72                      $441,600.00
 WI                                 01/01/2003                       02/01/2003                     80
                                     SINGLE FAMILY
 53092                                                               $438,523.05                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654198596                          10/26/2002                       $3,497.12                      $428,000.00
 FL                                 12/01/2002                       01/01/2003                     65.85
 33434                               PUD                             $423,372.50                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/24/2002
 654199699                          12/01/2002                       $3,184.63                      $383,500.00
 CA                                                                  02/01/2003                     71.02
 92653                               SINGLE FAMILY                   $379,439.52                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654202661                          10/24/2002                       $3,023.10                      $367,000.00
 FL                                 12/01/2002                       01/01/2003                     61.68
                                     SINGLE FAMILY
 34957                                                               $363,073.29                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654202798                          11/16/2002                       $2,998.73                      $370,000.00
 CA                                 01/01/2003                       02/01/2003                     69.81
 92807                               PUD                             $367,311.11                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/25/2002
 654203065                          12/01/2002                       $3,090.65                      $375,200.00
 CA                                                                  01/01/2003                     46.04
 94404                               SINGLE FAMILY                   $371,166.71                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654203837                          11/27/2002                       $2,767.74                      $336,000.00
 NJ                                 01/01/2003                       01/01/2003                     48.7
                                     SINGLE FAMILY
 07920                                                               $333,608.93                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654205189                          10/25/2002                       $3,599.61                      $430,000.00
 CA                                 12/01/2002                       01/01/2003                     71.07
 92679                               PUD                             $425,494.81                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/19/2002
 654206031                          12/01/2002                       $3,668.71                      $449,000.00
 CA                                                                  01/01/2003                     44.9
 93022                               SINGLE FAMILY                   $444,145.44                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654206170                          10/24/2002                       $3,677.97                      $446,500.00
 CO                                 12/01/2002                       01/01/2003                     55.81
                                     SINGLE FAMILY
 80111                                                               $438,749.11                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654206586                          10/21/2002                       $2,883.07                      $350,000.00
 CA                                 12/01/2002                       02/01/2003                     58.33
 90630                               PUD                             $346,255.17                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654207388                          10/17/2002                       $3,586.40                      $425,000.00
 CA                                 12/01/2002                       02/01/2003                     78.7
 95747                               PUD                             $420,593.84                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/23/2002
 654209876                          12/01/2002                       $2,988.52                      $357,000.00
 CA                                                                  01/01/2003                     59.5
 91745                               SINGLE FAMILY                   $353,175.09                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654211006                          11/12/2002                       $5,270.19                      $645,000.00
 CA                                 01/01/2003                       01/01/2003                     57.08
                                     PUD
 90272                                                               $640,361.51                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654212178                          11/15/2002                       $3,624.42                      $440,000.00
 PA                                 01/01/2003                       01/01/2003                     73.95
 19382                               PUD                             $436,567.43                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/13/2002
 654213174                          02/01/2003                       $3,595.17                      $440,000.00
 CA                                                                  01/01/2003                     47.57
 95120                               SINGLE FAMILY                   $438,421.50                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654213940                          11/13/2002                       $5,148.33                      $625,000.00
 CA                                 01/01/2003                       01/01/2003                     69.44
                                     2-4 FAMILY
 90403                                                               $620,552.32                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654214699                          11/17/2002                       $2,755.39                      $334,500.00
 CA                                 01/01/2003                       01/01/2003                     59.73
 92604                               PUD                             $332,119.59                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    11/04/2002
 654216209                          01/01/2003                       $2,865.75                      $345,100.00
 CA                                                                  01/01/2003                     67.01
 92673                               PUD                             $342,669.90                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654216278                          11/04/2002                       $3,271.82                      $394,000.00
 CA                                 01/01/2003                       01/01/2003                     49.25
                                     PUD
 92653                                                               $391,225.57                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654216461                          11/09/2002                       $2,795.98                      $334,000.00
 VA                                 01/01/2003                       01/01/2003                     66.4
 22181                               PUD                             $331,672.78                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/09/2002
 654222284                          02/01/2003                       $2,891.06                      $342,600.00
 CA                                                                  01/01/2003                     67.18
 94585                               SINGLE FAMILY                   $341,421.94                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 654226031                          11/09/2002                       $3,897.18                      $359,100.00
 CA                                 01/01/2003                       01/01/2003                     72.55
                                     PUD
 92610                                                               $354,587.07                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654227008                          12/02/2002                       $7,190.34                      $880,000.00
 CA                                 02/01/2003                       02/01/2003                     64.94
 91302                               PUD                             $876,533.33                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654227212                          12/12/2002                       $3,253.75                      $395,000.00
 CA                                 02/01/2003                       01/01/2003                     68.1
 92708                               SINGLE FAMILY                   $393,597.81                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/20/2002
 654229953                          01/01/2003                       $3,967.23                      $489,500.00
 CA                                                                  02/01/2003                     40.79
 92653                               PUD                             $485,942.69                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654233667                          11/15/2002                       $4,449.02                      $544,500.00
 CA                                 01/01/2003                       01/01/2003                     58.86
                                     SINGLE FAMILY
 91436                                                               $534,958.59                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654234089                          11/30/2002                       $2,747.48                      $339,000.00
 CA                                 02/01/2003                       01/01/2003                     23.79
 94022                               SINGLE FAMILY                   $337,770.96                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/18/2002
 654234663                          01/01/2003                       $4,687.87                      $560,000.00
 CA                                                                  01/01/2003                     54.63
 92861                               SINGLE FAMILY                   $556,098.07                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654234917                          11/22/2002                       $2,949.68                      $361,000.00
 PA                                 01/01/2003                       02/01/2003                     60.17
                                     SINGLE FAMILY
 19046                                                               $357,401.58                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654235383                          12/09/2002                       $4,365.87                      $400,000.00
 NC                                 02/01/2003                       02/01/2003                     52.63
 27104                               PUD                             $397,509.13                    5.625
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/21/2002
 654236867                          01/01/2003                       $4,018.17                      $480,000.00
 CA                                                                  01/01/2003                     27.43
 90402                               SINGLE FAMILY                   $470,644.38                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654238333                          11/11/2002                       $3,327.88                      $404,000.00
 CA                                 01/01/2003                       01/01/2003                     77.69
                                     PUD
 92320                                                               $401,125.02                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654239864                          11/18/2002                       $2,941.99                      $363,000.00
 CA                                 01/01/2003                       01/01/2003                     68.49
 94531                               SINGLE FAMILY                   $360,362.00                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/05/2002
 654240743                          02/01/2003                       $3,375.43                      $400,000.00
 CA                                                                  02/01/2003                     72.46
 90064                               SINGLE FAMILY                   $398,624.57                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654242043                          11/17/2002                       $2,941.51                      $360,000.00
 CA                                 01/01/2003                       02/01/2003                     60
                                     SINGLE FAMILY
 90278                                                               $357,411.06                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654243669                          11/20/2002                       $3,921.39                      $461,000.00
 CA                                 01/01/2003                       02/01/2003                     30.73
 91105                               SINGLE FAMILY                   $457,855.25                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654246204                          11/21/2002                       $3,778.37                      $455,000.00
 CA                                 01/01/2003                       01/01/2003                     70
 92679                               PUD                             $451,796.02                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/19/2002
 654246345                          01/01/2003                       $3,771.66                      $461,600.00
 CA                                                                  01/01/2003                     68.39
 90505                               SINGLE FAMILY                   $458,280.43                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654247933                          12/07/2002                       $2,982.36                      $365,000.00
 CA                                 02/01/2003                       01/01/2003                     58.87
                                     SINGLE FAMILY
 91941                                                               $363,690.56                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654248395                          11/20/2002                       $3,145.78                      $385,000.00
 CA                                 01/01/2003                       01/01/2003                     43.75
 92653                               PUD                             $382,231.27                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    01/07/2003
 654248467                          03/01/2003                       $3,256.40                      $389,000.00
 CA                                                                  02/01/2003                     73.4
 90043                               SINGLE FAMILY                   $389,000.00                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654248556                          11/21/2002                       $3,554.16                      $428,000.00
 CA                                 01/01/2003                       02/01/2003                     80
                                     PUD
 92688                                                               $424,986.14                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654249445                          12/07/2002                       $5,843.46                      $721,000.00
 CA                                 02/01/2003                       01/01/2003                     67.07
 90405                               SINGLE FAMILY                   $718,386.02                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/05/2002
 654251194                          02/01/2003                       $3,006.02                      $370,900.00
 CA                                                                  02/01/2003                     64.5
 92626                               SINGLE FAMILY                   $369,555.30                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654251808                          11/21/2002                       $2,836.63                      $350,000.00
 CA                                 01/01/2003                       01/01/2003                     77.26
                                     PUD
 92630                                                               $347,292.37                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654254096                          12/10/2002                       $1,632.39                      $195,000.00
 CA                                 02/01/2003                       01/01/2003                     65
 92027                               SINGLE FAMILY                   $194,322.30                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STATED INCOME                  N
                                    11/20/2002
 654254778                          01/01/2003                       $3,139.20                      $375,000.00
 CA                                                                  02/01/2003                     79.79
 91789                               SINGLE FAMILY                   $372,305.81                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654255014                          12/05/2002                       $3,513.46                      $430,000.00
 CA                                 02/01/2003                       01/01/2003                     57.33
                                     SINGLE FAMILY
 95337                                                               $428,457.37                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654255460                          11/21/2002                       $3,752.46                      $463,000.00
 CA                                 01/01/2003                       02/01/2003                     28.94
 90272                               SINGLE FAMILY                   $459,635.25                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 654256563                          12/19/2002                       $4,003.71                      $490,000.00
 CA                                 02/01/2003                       01/01/2003                     70
 90245                               SINGLE FAMILY                   $488,242.12                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/06/2002
 654257673                          02/01/2003                       $2,788.01                      $344,000.00
 CA                                                                  01/01/2003                     80
 91789                               SINGLE FAMILY                   $342,752.82                    5.375
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654262965                          01/04/2003                       $3,881.75                      $460,000.00
 CA                                 03/01/2003                       02/01/2003                     67.65
                                     SINGLE FAMILY
 91030                                                               $460,000.00                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654263213                          12/05/2002                       $3,145.78                      $385,000.00
 CA                                 02/01/2003                       02/01/2003                     78.57
 92057                               SINGLE FAMILY                   $383,618.80                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/07/2002
 654263314                          02/01/2003                       $2,604.57                      $324,000.00
 CA                                                                  01/01/2003                     68.94
 95125                               CONDOMINIUM                     $318,803.61                    5.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 654268387                          12/16/2002                       $2,948.96                      $358,000.00
 CA                                 02/01/2003                       01/01/2003                     53.04
                                     SINGLE FAMILY
 92648                                                               $356,729.17                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685168802                          05/15/2002                       $3,429.70                      $400,000.00
 NV                                 07/01/2002                       03/01/2003                     38.83
 89117                               SINGLE FAMILY                   $381,467.79                    6.25
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    06/22/2002
 685177445                          08/01/2002                       $2,938.29                      $351,000.00
 CA                                                                  01/01/2003                     51.62
 94517                               SINGLE FAMILY                   $342,334.58                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685179842                          06/24/2002                       $3,839.55                      $455,000.00
 WY                                 08/01/2002                       01/01/2003                     70.54
                                     PUD
 83001                                                               $436,260.00                    6
 SECOND HOME                        REFINANCE                        STANDARD                       N

 685187760                          07/20/2002                       $3,189.85                      $375,000.00
 CA                                 09/01/2002                       02/01/2003                     44.12
 94025                               SINGLE FAMILY                   $367,246.94                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    07/10/2002
 685189405                          09/01/2002                       $3,558.31                      $415,000.00
 CA                                                                  01/01/2003                     50.67
 92675                               SINGLE FAMILY                   $406,509.00                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685190421                          07/19/2002                       $3,394.00                      $399,000.00
 MI                                 09/01/2002                       01/01/2003                     66.5
                                     SINGLE FAMILY
 48176                                                               $390,319.10                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        SELECT                         N

 685194163                          08/22/2002                       $4,936.57                      $585,000.00
 MD                                 10/01/2002                       01/01/2003                     48.74
 21666                               SINGLE FAMILY                   $574,841.07                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 685194346                          11/10/2002                       $3,104.09                      $383,000.00
 CA                                 01/01/2003                       01/01/2003                     15.32
 94301                               SINGLE FAMILY                   $380,216.64                    5.375
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/03/2002
 685195586                          11/01/2002                       $5,441.28                      $650,000.00
 CA                                                                  01/01/2003                     41.94
 93103                               SINGLE FAMILY                   $640,897.47                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685199328                          08/13/2002                       $2,991.48                      $354,500.00
 CA                                 10/01/2002                       01/01/2003                     64.45
                                     SINGLE FAMILY
 91108                                                               $348,343.85                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 685200416                          08/19/2002                       $3,269.95                      $387,500.00
 CA                                 10/01/2002                       01/01/2003                     33.96
 94941                               SINGLE FAMILY                   $380,770.79                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    09/06/2002
 685200765                          11/01/2002                       $3,147.26                      $379,000.00
 CA                                                                  01/01/2003                     59.22
 94566                               SINGLE FAMILY                   $373,636.72                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685200787                          08/24/2002                       $3,459.82                      $410,000.00
 CA                                 10/01/2002                       01/01/2003                     79.61
                                     SINGLE FAMILY
 94517                                                               $402,880.06                    6
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 685200832                          09/18/2002                       $4,691.85                      $556,000.00
 TX                                 11/01/2002                       01/01/2003                     80
 78669                               SINGLE FAMILY                   $548,295.05                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    10/24/2002
 685203956                          12/01/2002                       $5,073.98                      $596,500.00
 NY                                                                  01/01/2003                     68.17
 10960                               SINGLE FAMILY                   $590,380.85                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685205765                          11/21/2002                       $2,869.89                      $348,400.00
 CA                                 01/01/2003                       02/01/2003                     57.11
                                     SINGLE FAMILY
 91367                                                               $345,920.68                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STREAMLINE                     N

 685206016                          10/07/2002                       $3,317.44                      $390,000.00
 MD                                 12/01/2002                       01/01/2003                     23.15
 20854                               SINGLE FAMILY                   $385,999.21                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/16/2002
 685206128                          11/01/2002                       $5,333.42                      $627,000.00
 DC                                                                  02/01/2003                     58.33
 20016                               SINGLE FAMILY                   $618,402.01                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685206591                          10/08/2002                       $5,205.83                      $612,000.00
 NY                                 12/01/2002                       01/01/2003                     37.09
                                     SINGLE FAMILY
 10504                                                               $605,721.82                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685207454                          09/21/2002                       $2,977.19                      $350,000.00
 WA                                 11/01/2002                       01/01/2003                     52.63
 98053                               PUD                             $345,131.35                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 685208421                          10/18/2002                       $3,742.51                      $443,500.00
 MA                                 12/01/2002                       02/01/2003                     15.16
 02482                               SINGLE FAMILY                   $436,634.54                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/18/2002
 685209266                          12/01/2002                       $2,823.40                      $340,000.00
 NJ                                                                  01/01/2003                     80
 07407                               SINGLE FAMILY                   $336,391.14                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685210117                          10/11/2002                       $3,096.96                      $367,000.00
 VA                                 12/01/2002                       02/01/2003                     54.78
                                     SINGLE FAMILY
 22102                                                               $363,195.14                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685210842                          09/21/2002                       $3,248.02                      $388,000.00
 CT                                 11/01/2002                       02/01/2003                     70.55
 06611                               SINGLE FAMILY                   $382,566.51                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/20/2002
 685211516                          11/01/2002                       $3,767.04                      $450,000.00
 NJ                                                                  02/01/2003                     60.4
 07834                               SINGLE FAMILY                   $440,949.20                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685211803                          11/04/2002                       $5,405.75                      $640,600.00
 NJ                                 01/01/2003                       01/01/2003                     53.38
                                     SINGLE FAMILY
 07931                                                               $636,183.49                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685212049                          09/22/2002                       $3,827.82                      $450,000.00
 CA                                 11/01/2002                       01/01/2003                     36
 94123                               SINGLE FAMILY                   $443,829.18                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/26/2002
 685212174                          12/01/2002                       $2,963.40                      $354,000.00
 MA                                                                  01/01/2003                     59
 01945                               SINGLE FAMILY                   $350,291.07                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685212704                          10/11/2002                       $4,631.66                      $544,500.00
 CA                                 12/01/2002                       01/01/2003                     68.92
                                     PUD
 90631                                                               $538,914.26                    6.125
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685214438                          09/24/2002                       $3,348.48                      $400,000.00
 CA                                 11/01/2002                       02/01/2003                     59.26
 94002                               SINGLE FAMILY                   $393,939.42                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    09/23/2002
 685215333                          11/01/2002                       $5,432.90                      $649,000.00
 CA                                                                  02/01/2003                     34.16
 91602                               SINGLE FAMILY                   $639,911.52                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685215787                          11/11/2002                       $3,562.46                      $429,000.00
 VA                                 01/01/2003                       01/01/2003                     68.31
                                     PUD
 22033                                                               $425,979.11                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685215810                          10/04/2002                       $2,988.52                      $357,000.00
 CA                                 12/01/2002                       01/01/2003                     27.46
 91105                               SINGLE FAMILY                   $353,259.62                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   EXPRESS                        N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 685215864                          11/04/2002                       $3,216.21                      $384,200.00
 MA                                 01/01/2003                       02/01/2003                     60.03
 02452                               SINGLE FAMILY                   $373,159.75                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    10/11/2002
 685216129                          12/01/2002                       $3,089.00                      $375,000.00
 CA                                                                  01/01/2003                     54.74
 94087                               SINGLE FAMILY                   $370,965.53                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685216292                          09/25/2002                       $3,375.43                      $400,000.00
 CO                                 11/01/2002                       01/01/2003                     60.61
                                     SINGLE FAMILY
 80439                                                               $393,423.93                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685216422                          10/25/2002                       $3,122.28                      $370,000.00
 PA                                 12/01/2002                       02/01/2003                     46.25
 19085                               SINGLE FAMILY                   $366,164.05                    6
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/17/2002
 685218846                          12/01/2002                       $3,817.27                      $456,000.00
 MD                                                                  01/01/2003                     36.48
 20854                               PUD                             $451,222.37                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685222856                          10/17/2002                       $2,953.50                      $350,000.00
 CA                                 12/01/2002                       01/01/2003                     46.67
                                     SINGLE FAMILY
 91001                                                               $346,371.41                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685224375                          10/23/2002                       $2,906.44                      $350,000.00
 CA                                 12/01/2002                       02/01/2003                     28.57
 95070                               SINGLE FAMILY                   $345,000.66                    5.75
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/07/2002
 685224790                          01/01/2003                       $4,447.33                      $539,900.00
 MA                                                                  02/01/2003                     72.96
 01833                               SINGLE FAMILY                   $536,056.91                    5.625
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685225979                          11/06/2002                       $3,425.45                      $412,500.00
 MA                                 01/01/2003                       01/01/2003                     56.12
                                     SINGLE FAMILY
 02468                                                               $409,595.28                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685227022                          11/14/2002                       $2,866.33                      $350,800.00
 VA                                 01/01/2003                       02/01/2003                     41.76
 22182                               SINGLE FAMILY                   $348,277.24                    5.5
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/06/2002
 685227993                          02/01/2003                       $2,812.72                      $336,000.00
 MA                                                                  02/01/2003                     79.25
 02767                               SINGLE FAMILY                   $334,690.68                    5.875
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685228004                          12/07/2002                       $3,268.34                      $400,000.00
 CT                                 02/01/2003                       01/01/2003                     61.54
                                     SINGLE FAMILY
 06470                                                               $398,564.99                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685229747                          11/22/2002                       $4,562.30                      $545,000.00
 VA                                 01/01/2003                       02/01/2003                     54.5
 22101                               SINGLE FAMILY                   $541,202.59                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N


 LOAN_ID                            NOTE_DATE                       MONTHLY_P_AND_I                 ORIGINAL_LOAN_AMOUNT
 PROP_STATE                         FIRST_PAYMENT_DATE              PAID_TO_DATE                    LTV
                                                                                                    NOTE_RATE
 PROP_ZIP_CODE                      PROPERTY_TYPE                   ISSUE_DATE_BALANCE
 OCCUPANCY                          PURPOSE                         PROCESSING_STYLE                LOAN_BUYDOWN_IND

 685229841                          11/29/2002                       $3,189.43                      $381,000.00
 MA                                 01/01/2003                       02/01/2003                     41.19
 02420                               SINGLE FAMILY                   $378,345.28                    5.875
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STREAMLINE                     N
                                    12/06/2002
 685230383                          02/01/2003                       $3,333.71                      $408,000.00
 NJ                                                                  02/01/2003                     85
 08055                               PUD                             $406,536.29                    5.5
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 685235839                          12/11/2002                       $3,890.18                      $461,000.00
 CA                                 02/01/2003                       01/01/2003                     65.86
                                     SINGLE FAMILY
 94568                                                               $459,414.82                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 702012729                          09/16/2002                       $2,845.32                      $342,640.00
 PA                                 11/01/2002                       01/01/2003                     80
 19144                               SINGLE FAMILY                   $337,589.74                    5.75
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    10/07/2002
 702012885                          12/01/2002                       $2,961.54                      $345,400.00
 AZ                                                                  01/01/2003                     82.24
 85258                               PUD                             $341,894.06                    6.25
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 702013608                          11/08/2002                       $3,316.08                      $386,750.00
 GA                                 01/01/2003                       02/01/2003                     85
                                     SINGLE FAMILY
 30306                                                               $383,966.75                    6.25
 PRIMARY RESIDENCE                  PURCHASE                         STANDARD                       N

 702013789                          11/01/2002                       $3,240.41                      $384,000.00
 WI                                 01/01/2003                       02/01/2003                     80
 53045                               SINGLE FAMILY                   $381,352.58                    6
                                    PURCHASE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    11/08/2002
 702013849                          01/01/2003                       $2,898.65                      $343,500.00
 AZ                                                                  01/01/2003                     65.93
 85377                               SINGLE FAMILY                   $341,122.85                    6
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 702014092                          11/19/2002                       $2,833.43                      $341,209.00
 PA                                 01/01/2003                       01/01/2003                     77.67
                                     SINGLE FAMILY
 18901                                                               $338,806.32                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N

 702014107                          11/19/2002                       $4,415.59                      $519,100.00
 NV                                 01/01/2003                       01/01/2003                     51.91
 89052                               PUD                             $512,654.20                    6.125
                                    REFINANCE
 PRIMARY RESIDENCE                                                   STANDARD                       N
                                    12/02/2002
 702014420                          02/01/2003                       $2,959.58                      $356,400.00
 TN                                                                  02/01/2003                     90
 37027                               PUD                             $355,148.17                    5.75
 PRIMARY RESIDENCE                  REFINANCE                        STANDARD                       N


                                    EXHIBIT F

                           FORM OF REQUEST FOR RELEASE

To:     Escrow Bank USA
        100 Witmer Road
        Horsham, Pennsylvania  19044
        Attn:  [                         ]

          Re: Custodial Agreement dated as of February 27, 2003 by and among GMAC Mortgage Corporation, as Servicer, Bank One, National Association., as Trustee and Escrow Bank USA, as Custodian

               In connection with the administration of the Mortgage Loans, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage Note for the Mortgage Loan described below, for the reason indicated. All amounts received or to be received in connection with the liquidation or other termination of or the payment in full and the termination of the Mortgage Loan described below that are required to be deposited pursuant to the Pooling and Servicing Agreement, dated as of February 27, 2003, among Residential Asset Mortgage Products, Inc., the Servicer and the Trustee, have been or will be so deposited.

               Mortgage Loan Number:

               Mortgagor Name, Address & Zip Code:

               Reasons for Requesting Documents (check one):

                1.     Mortgage Paid in Full
   ---------

                2.     Foreclosure
   ---------

                3.     Substitution
   ---------

                4.     Other Liquidation
   ---------

                5.     Non-liquidation
   ---------

                                 By:
                                       -------------------------------------
                                       (authorized signer)

                                 Servicer:
                                             -------------------------------

                                 Address:
                                             -------------------------------

                                 Date:
                                         -----------------------------------

   Documents Returned to Custodian


   -----------------------------------------------
  By:
           ---------------------------------------
   Date:
             -------------------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. ______ That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Mortgage Pass-Through Certificates, Series 2003-J1, Class R-[ ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______________________________________
] [the United States], on behalf of which he makes this affidavit and agreement.

2. ______ That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Sections 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[ ] Certificates, and (iii) is acquiring the Class R-[ ] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. ______ That the Owner is aware (i) of the tax that would be imposed on transfers of Class R-[ ] Certificates to disqualified organizations, under the Code, that applies to all transfers of Class R-[ ] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[ ] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. ______ That the Owner understands that, as the holder of a "noneconomic residual interest" the Owner may incur tax liabilities in excess of any cash flows generated by the interest and that the Owner intends to pay taxes associated with holding the residual interest as they become due.

5. ______ That the owner will not cause income from the Class R-[ ] Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another U.S. taxpayer.

6. ______ That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R-[ ] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

7. ______ The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

8. ______ That the Owner is aware that the Trustee will not register the transfer of any Class R-[ ] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

9. ______ That the Owner has reviewed the restrictions set forth on the face of the Class R-[ ] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R-[ ] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

10. _____ That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[ ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

11.     _____    The    Owner's     Taxpayer     Identification     Number    is
_____________________________ .

12. _____ This affidavit and agreement relates only to the Class R-[ ] Certificates held by the Owner and not to any other holder of the Class R-[ ] Certificates. The Owner understands that the liabilities described herein relate only to the Class R-[ ] Certificates.

13. _____ That no purpose of the Owner relating to the transfer of any of the Class R-[ ] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

14. _____ That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[ ]
Certificate that the Owner intends to pay taxes associated with holding such Class R-[ ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[ ] Certificate.

15. _____ That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[ ] Certificates remain outstanding.

16. _____ The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such Owner, a "Plan"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor regulation at 29 C.F.R. 2510.3-101.

17. _____ The Owner will, in connection with any transfer that it makes of the Class R-[] Certificates, deliver to the Trustee a representation letter substantially in the form of Exhibit G-2 to the Pooling and Servicing Agreement. The Owner hereby agrees that it will not make any transfer of any Class R-[] Certificate unless the transfer is in compliance with the conditions set forth in paragraph 3 of Exhibit G-2 of the Pooling and Servicing Agreement.

18. _____ The Owner hereby represents to and for the benefit of the transferor that (A)(1)(I) at the time of the transfer, and at the close of each of the Owner's two fiscal years preceding the year of transfer, the Owner's gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Owner within the meaning of section 860L(g) of the Code or any other asset if a principal purpose of holding or acquiring that asset is to permit the Owner to satisfy this minimum gross asset or net asset requirement), (II) the Owner is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, a real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (III) there are no facts or circumstances on or before the date of transfer (or anticipated) which would reasonably indicate that the taxes associated with the Class R-[] Certificate will not be paid, (IV) the Owner is not a foreign branch of a domestic corporation, and (V) the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Class R Certificate is at any time subject to net tax by a foreign country or U.S. possession) and the Owner will not hereafter engage in any such transfer or assignment (or any such arrangement), and (2) does not know or have reason to know that upon any transfers of the Class R-[] Certificate, the Owner will not honor the restrictions on subsequent transfers of any Class R-[] Certificate or (B) the Owner has determined that the present value of the anticipated tax liabilities associated with holding the Class R-[] Certificate does not exceed the sum of
(1) the present value of any consideration given to the Owner to acquire the Class R-[] Certificate, (2) the present value of the expected future distributions on the Class R-[] Certificate, and (3) the present value of the anticipated tax savings associated with holding the Class R-[] Certificate as the REMIC generates losses (having made such determination by (I) assuming that the Owner pays tax at a rate equal to the highest rate of tax specified in
Section 11(b)(1) of the Code, and (II) utilizing a discount rate for present valuation purposes equal to the applicable Federal rate prescribed by Section 1274(d) of the Code compounded semi-annually (or a lower discount rate based on the Owner having demonstrated that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from unrelated third parties).

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __th day of September, 2002.


                                 [NAME OF OWNER]


                                By:
                                      -------------------------------------
                                      [Name of Officer]
                                      [Title of Officer]

[Corporate Seal]

ATTEST:


-----------------------------------------
-----------------------------------------
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this __th day of _________, 200__.



                                   --------------------------------------------
                                                     NOTARY PUBLIC


                                   COUNTY OF
                                                    ---------------------------
                                   STATE OF
                                                 ------------------------------

                                          My   commission    expires
                                   ________ day of , 20 ____ .

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                      , 20


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Bank One, National Association
1 Bank One, Plaza, Suite IL1-0481
Chicago, Illinois 60670-0481

Attention:  Residential Asset Mortgage Products, Inc.,  Series 2003-J1

        Re:    GMACM Mortgage Pass-Through Certificates,
               Series 2003-J1, Class R-[ ]


Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _____________ (the "Seller") to _________________ (the "Purchaser") of $
____________________________ Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2003-J1, Class R-[ ] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. ______ No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. ______ The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. ______ The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future and either (A) has determined all of the following (1)(I) at the time of the transfer, and at the close of each of the Purchaser's two fiscal years preceding the year of transfer, the Purchaser's gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Purchaser within the meaning of Section 8601(g) of the Code or any other asset if a principal purpose for holding or acquiring that asset is to permit the Purchaser to satisfy this minimum gross asset or net asset requirement), (II) the Purchaser is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (III) there are no facts or circumstances on or before the date of transfer (or anticipated) which would reasonably indicate that the taxes associated with the Class R-[] Certificates will not be paid,
(IV) the Purchaser is not a foreign branch of a domestic corporation, and (V) the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Class R-[] Certificate is at any time subject to net tax by a foreign country or U.S. possession) and the Purchaser will not hereafter engage in any such transfer or assignment (or any such arrangement) and (2) does not know or have reason to know that the Purchaser will not honor the restrictions on subsequent transfers of any Class R-[] Certificates as described in paragraph 15 of the Form of Transfer Affidavit and Agreement, or (B) the Seller has determined that the present value of the anticipated tax liabilities associated with the holding of the Class R-[] Certificate does not exceed the sum of (1) the present value of any consideration given to the Purchaser to acquire the Certificate, (2) the present value of the expect future distributions on the Class R-[] Certificate, and (3) the present value of the anticipated tax savings associated with holding the Class R-[] Certificate as the REMIC generates losses (having made such determination by (I) assuming the Purchaser pays tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, and (II) utilizing a discount rate for present valuations equal to the applicable Federal rate prescribed by Section 1274(d) of the Code compounded semi-annually (or a lower discount rate based on the Purchaser having demonstrated that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from unrelated third parties). The Seller understands that the transfer of a Class R-[ ] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. ______ The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,



                                 -------------------------------------------
                                 Seller

                                 By:
                                         -----------------------------------
                                 Name
                                          ----------------------------------
                                 Title
                                         -----------------------------------

                                    EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER



                                      , 20


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Bank One, National Association
1 Bank One, Plaza, Suite IL1-0481
Chicago, Illinois 60670-0481

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Residential Asset Mortgage Products, Inc. Series 2003-J1

        RE:    GMACM Mortgage Pass-Through Certificates,
               Series 2003-J1, [Class B-[ ]]


Ladies and Gentlemen:

     __________________    (the   "Purchaser")    intends   to   purchase   from
_______________________  (the "Seller") $  _______________  Initial  Certificate
Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2003-J1, Class [ ____ ] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
February 27, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer"), and _________________________ , as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that:

1. ______ The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. ______ The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. ______ The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. ______ The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Private Placement Memorandum, dated _______________ , 200__, relating to the Certificates, [(b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. ______ The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      ______ The Purchaser

(a) _____ is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) _____ is an insurance company, the source of funds to be used by it to purchase and hold the Certificates (or interest therein) is an "insurance company general account" (within the meaning of DOL
        Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                Very truly yours,



                                -------------------------------------------
                                Seller

                                By:
                                        -----------------------------------
                                Name
                                         ----------------------------------
                                Title
                                        -----------------------------------

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                      , 20


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Bank One, National Association
1 Bank One, Plaza, Suite IL1-0481
Chicago, Illinois 60670-0481

Attention: Residential Asset Mortgage Products, Inc.,  Series 2003-J1

        Re:    GMACM Mortgage Pass-Through Certificates,
               Series 2003-J1, [Class B-[ ]]


Ladies and Gentlemen:

               In connection with the sale by ________________ (the "Seller") to ______________________ (the "Purchaser") of $ ___________ Initial Certificate
Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2003-J1, Class ____________ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2003, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and Bank One, National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,



                                               ---------------------------------
                                               ---------------------------------
                                               Seller

                                               By:
                                                       -------------------------
                                               Name
                                                        ------------------------
                                               Title
                                                       -------------------------

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description  of  Rule  144A  Securities,   including
numbers:


                      --------------------------------------------------------
                      --------------------------------------------------------


                      --------------------------------------------------------
                      --------------------------------------------------------


                      --------------------------------------------------------
                      --------------------------------------------------------


                      --------------------------------------------------------
                      --------------------------------------------------------


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. ______ In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. ______ The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of February 27, 2003 among GMAC Mortgage Corporation as Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Bank One, National Association, as trustee), as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) _____ The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) _____ The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. _____ The Buyer

(a) _____ is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) _____ is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

4. ______ This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



---------------------------------   ------------------------------------
---------------------------------   ------------------------------------
Print Name of Seller                Print Name of Buyer

By:                                 By:
        -------------------------         ------------------------------
        Name:                             Name:
        Title:                            Title:

Taxpayer Identification:            Taxpayer Identification:

No:                                 No:
        -------------------------         ------------------------------

Date:                               Date:
           ----------------------           ----------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. ______ As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. ______ In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ ________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- _______ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

-- _______ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- _______ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- _______ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- _______ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- _______ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- _______ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- _______ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- _______ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- _______ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. ______ The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. ______ For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. ______ The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                            Will the Buyer be purchasing the Rule 144A
------------       -------
Yes                No       Securities only for the Buyer's own account?

6. ______ If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. ______ The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                               --------------------------------------------
                               Print Name of Buyer

                                By:
                                       ------------------------------------
                                      Name
                                     Title:

                                Date:
                                       ------------------------------------

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. ______ As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. ______ In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--             _______           The           Buyer           owned           $
               ________________________________________   in  securities  (other
               than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- _______ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. ______ The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. ______ The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. ______ The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. ______ The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                          ------------------------------------------------
                      Print Name of Buyer

                          By:
                                       -----------------------------------
                                       Name
                                               ---------------------------
                                               ---------------------------
                                       Title:
                                               ---------------------------
                                               ---------------------------

                          IF AN ADVISER:


                          ------------------------------------------------
                      Print Name of Buyer:

                          Date:
                                  ----------------------------------------

                                    EXHIBIT K

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                      , 20


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Bank One, National Association
1 Bank One, Plaza, Suite IL1-0481
Chicago, Illinois 60670-0481

Attention:  Residential Asset Mortgage Products, Inc., Series 2003-J1

Re: GMACM Mortgage Pass-Through Certificates, Series 2003-J1 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by Bank One, National Association (the "Trustee") to ______________________________________________________ (the "Lender") of (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 27, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Trustee that:

(i) _____ the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) ____ the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) ____ such assignment is at the request of the borrower under the related Mortgage Loan.

                                Very truly yours,



                               --------------------------------------------
                               --------------------------------------------
                               (Lender)

                               By:
                                       ------------------------------------
                               Name
                                        -----------------------------------
                               Title
                                       ------------------------------------

                                    EXHIBIT L

                         SCHEDULE OF DISCOUNT FRACTIONS

     LOAN          ISSUE DATE      NET RATE   PO AMOUNT       DISCOUNT
--------------
    NUMBER           BALANCE                                  FRACTION
  535832208        $428,989.05      5.1250   $10,214.03     0.023809524
  537924102        $418,477.29      5.1250    $9,963.75     0.023809524
  538956103        $418,477.29      5.1250    $9,963.75     0.023809524
  539223602        $350,000.00      5.1250    $8,333.33     0.023809524
  600491369        $413,433.23      5.1250    $9,843.65     0.023809524
  600503456        $358,694.82      5.1250    $8,540.35     0.023809524
  600503529        $373,126.49      5.1250    $8,883.96     0.023809524
  600503537        $436,802.42      5.1250   $10,400.06     0.023809524
  600504950        $341,500.08      5.1250    $8,130.95     0.023809524
  600515656        $479,701.25      5.1250   $11,421.46     0.023809524
  600522065        $647,643.43      5.1250   $15,420.08     0.023809524
  600525778        $597,798.02      5.1250   $14,233.29     0.023809524
  600549172        $451,508.21      5.1250   $10,750.20     0.023809524
  654180425        $343,749.20      5.1250    $8,184.50     0.023809524
  654202798        $367,311.11      5.1250    $8,745.50     0.023809524
  654229953        $485,942.69      5.1250   $11,570.06     0.023809524
  654234089        $337,770.96      5.1250    $8,042.17     0.023809524
  654239864        $360,362.00      5.1250    $8,580.05     0.023809524
  654249445        $718,386.02      5.1250   $17,104.43     0.023809524
  654251194        $369,555.30      5.1250    $8,798.94     0.023809524
  654251808        $347,292.37      5.1250    $8,268.87     0.023809524
  654255460        $459,635.25      5.1250   $10,943.70     0.023809524
  654257673        $342,752.82      5.1250    $8,160.78     0.023809524
  685194346        $380,216.64      5.1250    $9,052.78     0.023809524
  537419103        $592,820.05      5.0000   $28,229.53     0.047619048
  537556201        $498,168.11      5.0000   $23,722.29     0.047619048
  539510503        $498,091.38      5.0000   $23,718.64     0.047619048
  540472305        $402,519.83      5.0000   $19,167.61     0.047619048
  600540206        $326,356.96      5.0000   $15,540.81     0.047619048
  654263314        $318,803.61      5.0000   $15,181.12     0.047619048

                                  EXHIBIT M

                          INFORMATION TO BE INCLUDED IN
                            MONTHLY REMITTANCE REPORT

(i) _____ (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) ____ the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) ____ the amount of any Advance by the Servicer pursuant to Section 4.04;

(v) _____ the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) ____ the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(vii) on the basis of the most recent reports furnished to it by the Servicer, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(viii) on the basis of the most recent reports furnished to it by the Servicer, the number, aggregate principal balance of any REO Properties;

(ix) ____ the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x) _____ the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xi) ____ the Pass-Through Rate with respect to the Class IO Certificates, if any, thereof;

(xii) the occurrence of the Credit Support Depletion Date;

(xiii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xiv) the related Senior Percentage for such Distribution Date; and

(xv) ____ the amount of Realized Losses allocated on such Distribution Date and the cumulative amount of Realized Losses as of such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                    EXHIBIT N

                         FORM OF CUSTODIAN CERTIFICATION

                                February 27, 2003


Bank One, National Association,
as Trustee
1 Bank One Plaza, Suite IL1-0481
Chicago, Illinois 60670-0481

GMAC Mortgage Corporation.
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Residential Asset Mortgage Products, Inc., Series 2003-J1

Re: Custodial Agreement dated as of February 27, 2003, by and among Bank One, National Association, as Trustee, GMAC Mortgage Corporation, as Servicer, and Escrow Bank USA, as Custodian


Ladies and Gentlemen:

               In accordance with Section 2.2 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received the following with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule:

(a) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by " formerly known as [previous name]"; or

(b) _____ A lost note affidavit from the Seller or GMACM stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of the original Mortgage Note; provided, however, that in the case of a Mortgage Loan which has been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian, if any, or the Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

               The Custodian further certifies that it has reviewed each Mortgage Note and the Mortgage Loan Schedule and has determined that the Mortgage Note has been executed and that the Mortgage Notes relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the above-captioned Custodial Agreement.

                                                ESCROW BANK USA,
                                                as Custodian


                                               By:
                                                  -----------------------------
                                               Name
                                               Title

                             SCHEDULE A TO EXHIBIT N

                      EXCEPTIONS TO CUSTODIAN CERTIFICATION



                                       [ ]

                                    EXHIBIT O

                    AGGREGATE PLANNED PRINCIPAL BALANCE TABLE



                                                       AGGREGATE CLASS
                                                       A-4, CLASS A-5,
                                                        CLASS A-7 AND
                    DISTRIBUTION DATES                     CLASS A-8

                    Initial Balance..............        124,801,000.00
                    March 2003...................        123,934,460.84
                    April 2003...................        123,024,740.54
                    May 2003.....................        122,072,307.72
                    June 2003....................        121,077,660.51
                    July 2003....................        120,041,326.25
                    August 2003..................        118,963,861.00
                    September 2003...............        117,845,849.09
                    October 2003.................        116,687,902.65
                    November 2003................        115,490,661.06
                    December 2003................        114,254,790.42
                    January 2004.................        112,980,982.92
                    February 2004................        111,669,956.26
                    March 2004...................        110,322,452.98
                    April 2004...................        108,939,239.76
                    May 2004.....................        107,521,106.76
                    June 2004....................        106,068,866.84
                    July 2004....................        104,583,354.81
                    August 2004..................        103,065,426.64
                    September 2004...............        101,515,958.67
                    October 2004.................
                                                         99,935,846.71
                    November 2004................
                                                         98,326,005.26
                    December 2004................
                                                         96,687,366.57
                    January 2005.................
                                                         95,020,879.74
                    February 2005................
                                                         93,327,509.82
                    March 2005...................
                                                         91,608,236.89
                    April 2005...................
                                                         89,864,055.03
                    May 2005.....................
                                                         88,095,971.43
                    June 2005....................
                                                         86,339,624.25
                    July 2005....................
                                                         84,594,959.65
                    August 2005..................
                                                         82,862,903.31
                    September 2005...............
                                                         81,143,372.17
                    October 2005.................
                                                         79,436,283.77
                    November 2005................
                                                         77,741,556.14
                    December 2005................
                                                         76,059,107.88
                    January 2006.................
                                                         74,388,858.11
                    February 2006................
                                                         72,730,726.47
                    March 2006...................
                                                         71,084,633.14
                    April 2006...................
                                                         69,450,498.82
                    May 2006.....................
                                                         67,828,244.74
                    June 2006....................
                                                         66,217,792.63
                    July 2006....................
                                                         64,619,064.73
                    August 2006..................
                                                         63,031,983.81
                    September 2006...............
                                                         61,456,473.12
                    October 2006.................
                                                         59,892,456.44
                    November 2006................
                                                         58,339,858.03
                    December 2006................
                                                         56,798,602.65
                    January 2007.................
                                                         55,268,615.57
                    February 2007................
                                                         53,749,822.53
                    March 2007...................
                                                         52,242,149.75
                    April 2007...................
                                                         50,745,523.97
                    May 2007.....................
                                                         49,259,872.38
                    June 2007....................
                                                         47,785,122.65
                    July 2007....................
                                                         46,321,202.93
                    August 2007..................
                                                         44,868,041.86
                    September 2007...............
                                                         43,425,568.50
                    October 2007.................
                                                         41,993,712.43
                    November 2007................
                                                         40,572,403.66
                    December 2007................
                                                         39,161,572.67
                    January 2008.................
                                                         37,761,150.38
                    February 2008................
                                                         36,371,068.20
                    March 2008...................
                                                         35,158,482.04
                    April 2008...................
                                                         33,963,944.42
                    May 2008.....................
                                                         32,801,352.84
                    June 2008....................
                                                         31,669,985.66
                    July 2008....................
                                                         30,569,136.55
                    August 2008..................
                                                         29,498,114.16
                    September 2008...............
                                                         28,456,241.86
                    October 2008.................
                                                         27,442,857.38
                    November 2008................
                                                         26,457,312.55
                    December 2008................
                                                         25,498,972.99
                    January 2009.................
                                                         24,567,217.85
                    February 2009................
                                                         23,661,439.50
                    March 2009...................
                                                         22,816,244.14
                    April 2009...................
                                                         21,994,839.61
                    May 2009.....................
                                                         21,196,668.25
                    June 2009....................
                                                         20,421,184.51
                    July 2009....................
                                                         19,667,854.62
                    August 2009..................
                                                         18,936,156.36
                    September 2009...............
                                                         18,225,578.87
                    October 2009.................
                                                         17,535,622.36
                    November 2009................
                                                         16,865,797.89
                    December 2009................
                                                         16,215,627.16
                    January 2010.................
                                                         15,584,642.28
                    February 2010................
                                                         14,972,385.53
                    March 2010...................
                                                         14,436,521.86
                    April 2010...................
                                                         13,916,350.04
                    May 2010.....................
                                                         13,411,480.76
                    June 2010....................
                                                         12,921,533.52
                    July 2010....................
                                                         12,446,136.44
                    August 2010..................
                                                         11,984,926.03
                    September 2010...............
                                                         11,537,547.07
                    October 2010.................
                                                         11,103,652.40
                    November 2010................
                                                         10,682,902.76
                    December 2010................
                                                         10,274,966.59
                    January 2011.................
                                                         9,879,519.91
                    February 2011................
                                                         9,496,246.13
                    March 2011...................
                                                         9,169,796.80
                    April 2011...................
                                                         8,852,748.61
                    May 2011.....................
                                                         8,544,862.85
                    June 2011....................
                                                         8,245,906.43
                    July 2011....................
                                                         7,955,651.68
                    August 2011..................
                                                         7,673,876.33
                    September 2011...............
                                                         7,400,363.29
                    October 2011.................
                                                         7,134,900.60
                    November 2011................
                                                         6,877,281.31
                    December 2011................
                                                         6,627,303.31
                    January 2012.................
                                                         6,384,769.32
                    February 2012................
                                                         6,149,486.69
                    March 2012...................
                                                         5,953,670.98
                    April 2012...................
                                                         5,762,781.84
                    May 2012.....................
                                                         5,576,707.03
                    June 2012....................
                                                         5,395,336.76
                    July 2012....................
                                                         5,218,563.59
                    August 2012..................
                                                         5,046,282.42
                    September 2012...............
                                                         4,878,390.41
                    October 2012.................
                                                         4,714,786.96
                    November 2012................
                                                         4,555,373.65
                    December 2012................
                                                         4,400,054.18
                    January 2013.................
                                                         4,248,734.35
                    February 2013................
                                                         4,101,322.01
                    March 2013...................
                                                         3,957,727.01
                    April 2013...................
                                                         3,817,861.16
                    May 2013.....................
                                                         3,681,638.19
                    June 2013....................
                                                         3,548,973.70
                    July 2013....................
                                                         3,419,785.15
                    August 2013..................
                                                         3,293,991.79
                    September 2013...............
                                                         3,171,514.63
                    October 2013.................
                                                         3,052,276.42
                    November 2013................
                                                         2,936,201.57
                    December 2013................
                                                         2,823,216.19
                    January 2014.................
                                                         2,713,247.96
                    February 2014................
                                                         2,606,226.19
                    March 2014...................
                                                         2,502,081.71
                    April 2014...................
                                                         2,400,746.89
                    May 2014.....................
                                                         2,302,155.57
                    June 2014....................
                                                         2,206,243.05
                    July 2014....................
                                                         2,112,946.06
                    August 2014..................
                                                         2,022,202.72
                    September 2014...............
                                                         1,933,952.53
                    October 2014.................
                                                         1,848,136.30
                    November 2014................
                                                         1,764,696.17
                    December 2014................
                                                         1,683,575.54
                    January 2015.................
                                                         1,604,719.08
                    February 2015................
                                                         1,528,072.68
                    March 2015...................
                                                         1,453,583.44
                    April 2015...................
                                                         1,381,199.61
                    May 2015.....................
                                                         1,310,870.61
                    June 2015....................
                                                         1,242,546.98
                    July 2015....................
                                                         1,176,180.37
                    August 2015..................
                                                         1,111,723.49
                    September 2015...............
                                                         1,049,130.11
                    October 2015.................
                                                          988,355.05
                    November 2015................
                                                          929,354.12
                    December 2015................
                                                          872,084.13
                    January 2016.................
                                                          816,502.85
                    February 2016................
                                                          762,568.99
                    March 2016...................
                                                          710,242.21
                    April 2016...................
                                                          659,483.06
                    May 2016.....................
                                                          610,252.99
                    June 2016....................
                                                          562,514.29
                    July 2016....................
                                                          516,230.14
                    August 2016..................
                                                          471,364.51
                    September 2016...............
                                                          427,882.22
                    October 2016.................
                                                          385,748.87
                    November 2016................
                                                          344,930.83
                    December 2016................
                                                          305,395.25
                    January 2017.................
                                                          267,110.01
                    February 2017................
                                                          230,043.74
                    March 2017...................
                                                          194,165.76
                    April 2017...................
                                                          159,446.10
                    May 2017.....................
                                                          125,855.48
                    June 2017....................
                                                           93,365.28
                    July 2017....................
                                                           61,947.54
                    August 2017..................
                                                           31,574.93
                    September 2017...............
                                                           2,220.76
                    October 2017.................
                                                           1,395.21
                    November 2017................
                                                            597.26
                    December 2017................
                                                             0.00
                    January 2018.................
                                                             0.00
                    February 2018................
                                                             0.00
                    March 2018...................
                                                             0.00

                                  EXHIBIT P-1


                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. _____ I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated February 27, 2003 (the "P&S Agreement") among Residential Asset Mortgage Products, Inc. (the "Company"), GMAC Mortgage Corporation (the "Servicer") and Bank One, National Association (the "Trustee");

        2. _____ Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

        3. _____ Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under the P&S Agreement is included in these reports;

        4. _____ I am responsible for reviewing the activities performed by the Servicer under the P&S Agreement and based upon my knowledge and the review required under the P&S Agreement, and, except as disclosed in the report, the Servicer has fulfilled its obligations under the P&S Agreement; and

        5. _____ The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant , after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers, or similar procedure, as set forth in the P&S Agreement, that is included in these reports.

     [In  giving  the   certifications   above,  I  have  reasonably  relied  on
information provided to me by the following unaffiliated parties: [Bank One, National Association], [ ].

Date:_______________________





____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                   EXHIBIT P-2


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]


        The undersigned, a Responsible Officer of Bank One, National Association (the "Trustee") certifies that:

        (a) ____ The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of February 27, 2003 (the "Agreement") by and among Residential Asset Mortgage Products, Inc., as depositor, GMAC Mortgage Corporation, as servicer, and the Trustee in accordance with the standards set forth therein.

        (b) ____ Based on my knowledge, the information that is provided by the Trustee pursuant to Section 3.17 of the Agreement is accurate as of the last day of the 20[ ] calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.






                                            Name:
                                            Title: